Exhibit 10.20
Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
Collaboration Agreement
between
Institute of Grassland and Environmental Research
and
Ceres, Inc.

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TABLE OF CONTENTS

1. RESEARCH PROJECTS	3
2. MANAGEMENT COMMITTEE	7
3. EXCLUSIVITY	8
4. INTELLECTUAL PROPERTY	11
5. USE AND COMMERCIALIZATION RIGHTS	14
6. ENFORCEMENT OF JOINT INTELLECTUAL PROPERTY RIGHTS	16
7. CONFIDENTIALITY	16
8. PUBLICATIONS	18
9. PUBLICITY	18
10. RECORDS AND AUDITS	19
11. INDEPENDENT CONTRACTOR	19
12. CONVENTION ON BIOLOGICAL DIVERSITY	19
13. WARRANTIES	20
14. TERM AND TERMINATION	23
15. DISPUTE RESOLUTION AND APPLICABLE LAW	25
16. NOTICES	26
17. GENERAL	27
18. SPECIAL CONDITIONS IN CONNECTION WITH DEFRA AGREEMENT NF 0426	28
EXHIBIT A	30
DEFINITION OF COLLABORATION CROPS	30
EXHIBIT B	31
PREFERRED FORM OF RECEIPT FORM	31
EXHIBIT C	32
PREFERRED FORMS OF VARIETY EVALUATION AGREEMENT	32
EXHIBIT D	50
EXTERNAL FUNDING EXHIBIT E	50 51
EXISTING AGREEMENTS	51
EXHIBIT F	56
PRODUCTION AND COMMERCIALIZATION ACTIVITIES	56
EXHIBIT G	57
MODEL LICENSE AGREEMENT FOR NON-TRANSGENIC VARIETIES / NON-UK	57
EXHIBIT H	74
CERTAIN REMUNERATION PRINCIPLES	74

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COLLABORATION AGREEMENT
     THIS AGREEMENT is made this 1st day of April, 2007 (“Effective Date”), by and between INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH (“IGER”), a company limited by guarantee, registered in England No. 473456 and a registered Charity No. 272150, having an office at Plas Gogerddan, Aberystwyth, Ceredigion, SY23 3EB, United Kingdom and CERES, INC. (“CERES”), a Delaware corporation, having an office at 1535 Rancho Conejo Blvd., Thousand Oaks, California 91320, United States of America.
     WHEREAS, the Parties wish to establish a research program for undertaking specific, collaborative projects after the Effective Date, to further the scientific research and commercial objectives of CERES as well as the scientific research objectives of IGER;
     WHEREAS, the research programs contemplated by this Agreement and its schedules are consistent with and in furtherance of IGER research programs;
     WHEREAS, CERES and IGER recognize that rights to intellectual property conceived or reduced to practice in the performance of the Parties’ collaboration can be a strong incentive for CERES to risk money and other resources needed to develop proprietary products for wide commercialization;
     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:
1.	RESEARCH PROJECTS.
     1.1 CERES and IGER anticipate that from time to time they may undertake and conduct certain joint and collaborative research projects (individually a “RESEARCH PROJECT” and collectively “RESEARCH PROJECTS”). The Parties acknowledge and agree that the RESEARCH PROJECTS will involve the contributions, whether financial or otherwise, of both Parties. The specific terms and respective obligations of the Parties for each RESEARCH PROJECT will be negotiated by the Parties and reflected in a schedule (“SCHEDULE”) signed by authorized representatives of both Parties. Any such fully executed SCHEDULE shall become a part of this Agreement and subject to the terms of this Agreement. Each Party shall diligently perform its activities in any given RESEARCH PROJECT.
     1.2 All rights in property, tangible or intangible, used in the RESEARCH PROJECTS shall remain with the Party providing such property, unless otherwise agreed between the Parties in this Agreement, a SCHEDULE or a separate agreement.
     1.3 RESEARCH PROJECTS will relate to crop species defined in EXHIBIT A to this Agreement (“COLLABORATION CROPS”).
     1.4 Each SCHEDULE will at least contain the following:
•	research activities to be performed by each Party in detail

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•	timelines of such activities

•	goals, expected results and deliverables

•	milestones and “go” and “no-go” decision points

•	all reports to be delivered to the MANAGEMENT COMMITTEE (Article 2) and the required delivery dates for the same

•	additional information on RESEARCH PROJECT activities: breeding records and biological or other material generated in such activities to be provided to the other Party, including delivery method and time

•	location of activities

•	identity of RESEARCH PROJECT principal investigators for CERES and IGER

•	identity and location of any SUBCONTRACTORS (Article 1.13) to be used for the RESEARCH PROJECT activities

•	number of FTE’s made available by each Party for the RESEARCH PROJECT, including names of any IGER PhD-level employees

•	other inputs and resources made available by each Party for the RESEARCH PROJECT

•	financial contributions of each Party to the RESEARCH PROJECT

•	provisions on intellectual property, including lists of BACKGROUND INTELLECTUAL PROPERTY and any provisions which are different from those set forth in this Agreement

•	provisions on use and commercialization rights which are different from those set forth in this Agreement

•	provisions on expiration and early termination
     1.5 Unless a SCHEDULE provides for more frequent formal reporting, each Party shall provide to the other Party a detailed, written annual report on its activities in each RESEARCH PROJECT, as described in each SCHEDULE. In addition, upon the request of either Party at any time, the Parties will discuss the RESEARCH PROJECTS, their status, the progress and results achieved, and they will make available each RESEARCH PROJECT principal investigator (and other employees as needed, in the discretion of the respective RESEARCH PROJECT principal investigators) at mutually agreeable times, as needed, for such discussions; provided however, such contacts and discussions shall be reasonable in frequency and duration so as not to be disruptive to the respective research activities of each Party or the research activities of the RESEARCH PROJECTS. Each Party will also voluntarily provide data, information and material generated in the RESEARCH PROJECT to the other Party as required to further the Parties’ mutual goals defined in each RESEARCH PROJECT or in any other agreement between the Parties. Each Party will have the right, upon reasonable notice to the other Party, to visit any location where RESEARCH PROJECT activities are conducted for the purposes of evaluating RESEARCH PROJECT progress and outcomes, and particularly to make observations of any plants in growth chambers, greenhouses or fields that are a part of a RESEARCH

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PROJECT. Each Party will comply with any reasonable safety and security measures which may be imposed by the other Party when visiting such other Party’s location.
     1.6 Any transfer of information or material pursuant to this Agreement or any SCHEDULE will be governed by the provisions of this Agreement on CONFIDENTIALITY (Article 7) and PUBLICATIONS (Article 8). Any transfer of material shall be accompanied by a receipt form in the preferred format attached as EXHIBIT B to this Agreement. Such receipt forms shall be signed by representatives of both the sending and receiving Parties.
     1.7 Unless otherwise specified in a SCHEDULE, each Party shall bear its own costs and pay its own SUBCONTRACTORS, with respect to its RESEARCH PROJECT activities.
     1.8 Where a SCHEDULE provides that CERES will make a financial contribution to certain RESEARCH PROJECT activities performed by IGER, unless agreed otherwise in the appropriate SCHEDULE, IGER will submit invoices after the end of each calendar quarter for the work performed during that quarter. Each such invoice shall reflect only those costs that have been incurred in performance of the RESEARCH PROJECT and shall provide a breakdown of costs similar to the detail set forth in the budget of the related SCHEDULE. CERES will pay all such invoices within thirty (30) days after the invoice date. Payments shall be remitted to:
Institute Secretary
Institute of Grassland and Environmental Research
Plas Gogerddan
Aberystwyth
Ceredigion
SY23 3EB
United Kingdom
     1.9 Each Party will conduct RESEARCH PROJECT activities exclusively in laboratories, greenhouses or fields under full control of that Party or of its SUBCONTRACTORS authorized by this Agreement. Each Party will take all reasonable precautions to prevent damage to, or unintentional destruction of or release of any germplasm created in the RESEARCH ACTIVITIES.
     1.10 Each Party shall be responsible for its compliance with all applicable laws, rules and regulations, including, without limitation, those relating to genetically modified organisms (to the extent RESEARCH PROJECTS involve such organisms). Each Party shall obtain any and all permits or authorizations or proceed to any notifications which may be required by such laws, rules and regulations.
     1.11 Each Party will require any and all of its employees or students who will perform activities in RESEARCH PROJECTS to be bound by a written agreement(s) that commits their inventions, discoveries and other intellectual property to the Party-employer and requires confidential treatment of Party and third-party confidential information.
     1.12 The RESEARCH PROJECT principal investigators named in each SCHEDULE shall be charged with leading the RESEARCH PROJECT described therein.

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     1.12.1 RESEARCH PROJECT principal investigators may not vary the SCHEDULE of delivery, amount, method of payment or any provision of a SCHEDULE. No such change shall be effective unless and until it is reduced to writing in the form of an amendment to such SCHEDULE in accordance with Article 17.1.
     1.12.2 Substitution by IGER of a RESEARCH PROJECT (a) principal investigator or (b) a CERES-funded, PhD-level, IGER employee named or filling a defined position listed in a SCHEDULE shall be subject to CERES’ prior written approval, which will not unreasonably be withheld or delayed. IGER will notify CERES, in writing, of any substitution by IGER of a non-CERES-funded, PhD-level employee named or who filled a defined position listed in a SCHEDULE. CERES will notify IGER, in writing, of any substitution by CERES of a RESEARCH PROJECT principal investigator or a PhD-level CERES employee named or who filled a defined position listed in a SCHEDULE.
     1.13 Each Party may subcontract certain parts of its RESEARCH PROJECT activities to third parties, or use third party consultants in connection with RESEARCH PROJECT activities, but only if the subcontract or consultancy agreement is in writing and complies with the terms and conditions set forth hereinafter. Such third parties with whom such a subcontract or consultancy agreement is executed will be referred to as “SUBCONTRACTORS”.
     1.13.1 Any intended agreement with a SUBCONTRACTOR shall be identified in a SCHEDULE if known at the time the SCHEDULE is executed by the Parties. IGER will obtain CERES’ prior written consent before entering into any agreement with a SUBCONTRACTOR which is not listed in a SCHEDULE.
     1.13.2 The following terms and conditions shall apply to IGER’s SUBCONTRACTORS: (a) the SUBCONTRACTOR shall perform defined activities on behalf and for the benefit of IGER in exchange for a fee or other tangible consideration; (b) the SUBCONTRACTOR shall deliver all the results of the SUBCONTRACTOR’S activities under the subcontract to IGER only, and assign ownership of or exclusively license any inventions made during the performance of the subcontracting activities to IGER, without any further remuneration and (c) the SUBCONTRACTOR shall not have the right to use any results, whether information or material, for any purpose whatsoever other than the performance of the subcontract; provided however, not-for-profit research institution SUBCONTRACTORS may be granted the right to use certain information generated pursuant to the subcontract for their internal academic research and educational purposes (i.e., not in collaboration with or for the benefit of any third party). IGER will provide to CERES a draft copy of any subcontract IGER is planning to conclude at least fifteen (15) days before the scheduled signature date and will provide a true copy of any subcontract to CERES within thirty (30) days of its execution.
     1.13.3 It is anticipated that any agreements with commercial SUBCONTRACTORS will be entered into by CERES. At CERES’ request, IGER will assist CERES in identifying SUBCONTRACTORS for any field activities. The following conditions shall apply to CERES SUBCONTRACTORS: CERES will inform IGER, in writing, of any SUBCONTRACTORS used by CERES for the performance of RESEARCH PROJECT activities.

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     1.13.4 All SUBCONTRACTORS shall be bound by confidentiality obligations consistent with the terms and obligations of this Agreement. All SUBCONTRACTORS shall be responsible for their respective compliance with all laws, rules and regulations that govern their activities.
     1.13.5 For variety evaluation and performance testing using not-for-profit research institution SUBCONTRACTORS, the Parties agree that each transfer of plant material shall be governed by a written agreement consistent with the preferred forms set forth in EXHIBIT C to this Agreement.
     1.14 The Parties mutually agree that any applications for extramural funding for a RESEARCH PROJECT, from governmental authorities or other public sources, will be subject to the prior, written agreement, neither unreasonably withheld or delayed, by both Parties; provided however, the Parties acknowledge that CERES and/or IGER has or has applied for certain government, extramural funding prior to the Effective Date (EXHIBIT D to this Agreement), and such funding (or possible funding, if awarded) shall not be construed as a breach of the obligations of this Article.
     1.15 IGER agrees not to accept research funding from for-profit entities to perform any RESEARCH PROJECT, whether in whole or in part, initiated under this Agreement without the prior written consent of CERES.
     1.16 The Parties acknowledge and agree that certain RESEARCH PROJECT activities may be covered by government funding set forth in EXHIBIT D and corresponding agreements set forth in EXHIBIT E, as indicated in the relevant SCHEDULE(S). In particular, the Parties acknowledge and agree that IGER will comply with its obligations under the DEFRA project NF 0426 “The generic improvement of miscanthus for biomass” (“DEFRA agreement NF 0426”), including without limitation its obligation to meet the objectives set forth in such project and to report to DEFRA on its results relating to such activities. The Parties further agree that such compliance will not affect any provisions of this Agreement nor of any SCHEDULE, except if explicitly provided otherwise, including without limitation the provisions on INTELLECTUAL PROPERTY in Article 4 and on USE AND COMMERCIALIZATION RIGHTS in Article 5.
2.	MANAGEMENT COMMITTEE.
     2.1 The Parties will establish a MANAGEMENT COMMITTEE to supervise the implementation, execution and progress of this Agreement and its RESEARCH PROJECTS. The MANAGEMENT COMMITTEE will consist of four (4) members, two (2) to be appointed by each Party and will meet at least once every calendar quarter, in person or by telephone, on dates and at locations to be mutually agreed. The representatives of each Party may invite other employees of that Party to meeting on an as-needed basis, subject to prior notification of the other Party.
     2.2 Decisions of the MANAGEMENT COMMITTEE shall be made by unanimous agreement and recorded in a manner prescribed by the MANAGEMENT COMMITTEE as a true record of the decisions. If the MANAGEMENT COMMITTEE cannot come to a unanimous agreement on any matter then the status quo shall apply.
     2.3 The responsibilities of the MANAGEMENT COMMITTEE shall be as follows:

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–	supervise and review the implementation of the RESEARCH PROJECTS;

–	approve principal investigators and project teams for RESEARCH PROJECTS;

–	determine the resources necessary to achieve the goals of each RESEARCH PROJECT, within the limits of the RESEARCH PROJECT budget provided in the relevant SCHEDULE;
–	adjust the research activities defined in a RESEARCH PROJECT, subject to the overall budget for that RESEARCH PROJECT in a given year;
–	review achievement of goals and timelines; propose adjustments of goals or timelines to the Parties;
–	review achievement of agreed annual milestones for overhead payment purposes and make recommendations relating to milestones to the Parties;
–	review proposed publications and formulate recommendations to the Parties on publications;
–	review intellectual property matters relating to the implementation of this Agreement and formulate recommendations to the Parties regarding such matters;
–	review subcontracting matters and formulate recommendations to the Parties regarding such matters;
–	review reports to be provided pursuant to SCHEDULES;
–	such other responsibilities as the Parties jointly may explicitly grant to the MANAGEMENT COMMITTEE.
3.	EXCLUSIVITY.
     3.1 In consideration of CERES’ development of new markets for the COLLABORATION CROPS and the significant activities associated with the development of this market, IGER agrees to grant CERES exclusive access to IGER’s plant improvement activities specifically involving the COLLABORATION CROPS, whether through plant breeding, transformation, propagation methods or otherwise, subject however to the exceptions expressly set forth in this Agreement.
     3.2 During the term of this Agreement, subject to the provisions of this Agreement on subcontracting (Article 1.13 and its related subsections) and subject to the agreements entered into by IGER prior to the Effective Date and defined in EXHIBIT E to this Agreement, as such agreements exist on the Effective Date (“EXISTING AGREEMENTS”), IGER agrees to comply with the obligations set forth hereinafter:
     3.2.1 for-profit third parties.
     IGER will not collaborate with or perform any activities for the benefit of or grant any rights to any for-profit third party in the field of the COLLABORATION CROPS without the prior written consent of CERES.

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a. CERES will not unreasonably withhold its consent for collaborations with small companies (less than fifty (50) employees including world-wide affiliates) established in the United Kingdom (“UK COMPANIES”), with respect to research programs involving COLLABORATION CROPS in the field of environmental impact, carbon sequestration, climate change mitigation, agronomy, or compositional or conversion analysis, provided that (i) IGER will receive the exclusive right (subject to Articles 5.1.2(a) and 5.2) to use and exploit commercially the results of such research programs for GERMPLASM IMPROVEMENT (as defined hereinafter) of the COLLABORATION CROPS, (ii) CERES will have access to the results of such research programs to the extent allowed by the relevant agreement between IGER and the third party and IGER will use reasonable efforts to obtain such right for CERES, and (iii) there is no conflict with CERES’ commercial interests.
b. CERES recognizes that IGER may receive requests from third parties to make available germplasm of CERTAIN MISCANTHUS ACCESSIONS. IGER will have the right to make available germplasm of CERTAIN MISCANTHUS ACCESSIONS to third parties for research purposes (including breeding), subject to the terms and conditions under which IGER holds such accessions. “CERTAIN MISCANTHUS ACCESSIONS” shall mean the Miscanthus accessions collected by IGER in 2006 from China, Taiwan and Japan, as originally collected by IGER.
     3.2.2 not-for-profit third parties.
a. “GERMPLASM IMPROVEMENT” shall mean any activities to improve a crop, including without limitation selection, breeding, transgenic improvement, markers, propagation systems:
     IGER will not collaborate with or perform any activities for the benefit of or grant any rights to any not-for-profit third party with respect to GERMPLASM IMPROVEMENT of COLLABORATION CROPS without the prior written consent of CERES. CERES will not unreasonably withhold its consent for research programs with respect to GERMPLASM IMPROVEMENT of COLLABORATION CROPS with academic institutions in the European Union under United Kingdom government or European Union funding, provided that (i) IGER will have the exclusive right to use and exploit commercially the results of such research programs obtained by IGER, (ii) no COLLABORATION CROP germplasm will be made available by IGER to any third party for selection, breeding or propagation work, or for genetic transformation of such germplasm, except that IGER may make available germplasm of CERTAIN MISCANTHUS ACCESSIONS for research purposes (including breeding), subject to the terms and conditions under which IGER holds such accessions, and (iii) if requested by CERES, IGER will use reasonable efforts to obtain commercialization rights for CERES on results

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obtained by third parties in such collaborative research programs or breeding activities.
b. environmental impact, carbon sequestration, climate change or agronomy studies, and compositional or conversion analysis:
     if IGER would enter into any agreement (or amendment of an existing agreement including without limitation EXISTING AGREEMENTS) after the Effective Date with a not-for-profit third party with respect to research in the field of environmental impact, carbon sequestration, climate change mitigation, agronomy, or compositional or conversion analysis relating to COLLABORATION CROPS, such agreement must provide that (i) IGER will receive the exclusive right (subject to Articles 5.1.2(a) and 5.2) to use and exploit commercially the results obtained pursuant to such agreement for GERMPLASM IMPROVEMENT of COLLABORATION CROPS and (ii) CERES will have access to the results of such research programs to the extent allowed by the relevant agreement between IGER and the third party and IGER will use reasonable efforts to obtain such right for CERES.
3.2.3 IGER will provide a draft of any agreement intended to cover an activity referred to in Article 3.2.1 a. or b. or 3.2.2 a. or b. to CERES, together with its written request for consent where such consent needs to be obtained. CERES will respond in writing within thirty (30) days or such other period of time as the Parties may agree in writing. In exceptional urgent cases, when asked by IGER, CERES will respond as soon as reasonably possible. Further, where Articles 3.2.1 or 3.2.2 refer to Ceres’ access to results or right to use and commercially exploit such results, IGER will report such results to CERES in compliance with the terms hereof.
3.2.4 Whenever rights are granted to IGER pursuant to agreements referred to in Articles 3.2.1 or 3.2.2 (“Third Party Agreement Rights”), the provisions of this Agreement about the grant of rights by IGER to CERES will apply and such Third Party Agreement Rights shall be treated as IGER INTELLECTUAL PROPERTY (unless they qualify as JOINT INTELLECTUAL PROPERTY under the circumstances).
     3.3 During the term of this Agreement, IGER will notify CERES, in writing, of any contemplated internal (i.e. not involving third parties but including government-funded) research activities (i.e., non-RESEARCH PROJECTS) that specifically involve the COLLABORATION CROPS, except research activities that relate solely to environmental impact, carbon sequestration, climate change or agronomy studies. If CERES so requests, the Parties will negotiate in good faith to agree on a new RESEARCH PROJECT and accompanying SCHEDULE or an amendment to an existing SCHEDULE on the basis of such research proposal. If CERES does not request such negotiations, or if the Parties fail to reach agreement on a new SCHEDULE (or amendment to an existing SCHEDULE) within thirty (30) days (or such other time period as the Parties may agree) from IGER’s notice, IGER will have the right, subject to Articles 3.2 and 5.3, to proceed to such internal research, and IGER will provide a written report to CERES on the results of such research. CERES is hereby granted a first option, to be exercised by written notice within thirty (30) days from

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IGER’s aforementioned written report or such other time period as the Parties may agree to be granted the same right as set forth in Article 5.3 to commercialize any results of such activities.
     3.3.1 If CERES exercises its option to commercialize under Article 3.3, CERES and IGER shall negotiate the terms of a commercialization agreement that covers the reported result with reference to any commercialization agreement then in existence between the Parties or the model license agreement or remuneration principles included herein (as applicable). If, despite the Parties’ good faith efforts, CERES and IGER are unable to agree upon the terms and conditions of such agreement within one hundred and eighty (180) days after commencing good faith negotiations, CERES shall have the right to start the dispute resolution procedure in Article 15 for any outstanding unresolved issues.
     3.3.2 If CERES declines to exercise the option under Article 3.3 or fails to respond within thirty (30) days of IGER’s notice under Article 3.3, then IGER shall then be free to commercially exploit the results or offer rights in such results to third parties in any and all crops.
     3.3.3 IGER will have no restrictions to undertake internal (i.e. not involving third parties but including government-funded) research activities that involve COLLABORATION CROPS but relate solely to environmental impact, carbon sequestration, climate change or agronomy studies. IGER will use all reasonable efforts to inform CERES of the results of any such activities.
4.	INTELLECTUAL PROPERTY.
     4.1 “JOINT INTELLECTUAL PROPERTY” shall mean (a) all patentable inventions conceived, discovered, developed and/or reduced to practice (i) jointly by one or more employees, agents, or students of CERES and by one or more employees, agents, or students of IGER in the performance of any RESEARCH PROJECT(S) or (ii) by one or more employees, agents or students of IGER in the performance of any RESEARCH PROJECT(S) to the extent CERES provides a financial contribution for such RESEARCH PROJECT, which is not less than twenty-five percent (25%) of either the overall cost of such RESEARCH PROJECT or of the activity during which the invention was made, unless expressly provided otherwise in a SCHEDULE; (b) patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part and divisionals claiming such patentable inventions in any country of the world; (c) all trade secrets and copyrighted works created jointly by one or more employees, agents, or students of CERES and by one or more employees, agents, or students of IGER in the performance of any RESEARCH PROJECT(S); and (d) all germplasm and plant varieties created in the performance of plant breeding activities in the performance of any RESEARCH PROJECT(S).
     4.2 “CERES INTELLECTUAL PROPERTY” shall mean (a) all patentable inventions conceived, discovered, developed, and/or reduced to practice by one or more employees, agents, or students of CERES in the performance of any RESEARCH PROJECT(S), except as set forth in Article 4.1; (b) patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part, and divisionals claiming such patentable inventions in any country of the world; and (c) all trade secrets and copyrighted works created by one or more employees, agents, or students of CERES in the performance of any RESEARCH PROJECT(S) .

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     4.3 “IGER INTELLECTUAL PROPERTY” shall mean (a) all patentable inventions conceived, discovered, developed, and/or reduced to practice by one or more employees, agents, or students of IGER in the performance of RESEARCH PROJECT(S), except as set forth in Article 4.1; (b) patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part, and divisionals claiming such patentable inventions in any country of the world; and (c) all trade secrets and copyrighted works created by one or more employees, agents, or students of IGER in the performance of RESEARCH PROJECT(S).
     4.4 “OTHER RESEARCH RESULTS” shall mean all data, information, procedures, techniques and know-how generated in the performance of RESEARCH PROJECT(S), but expressly excludes JOINT INTELLECTUAL PROPERTY, CERES INTELLECTUAL PROPERTY, and IGER INTELLECTUAL PROPERTY.
     4.5 “BACKGROUND INTELLECTUAL PROPERTY” shall mean (i) inventions, discoveries, materials, data and information, whether patentable or not; including related know-how; (ii) patents, patent applications, plant variety rights, plant variety right applications, reissues, continuations, continuations-in-part and divisionals in any country of the world; and (iii) trade secrets or copyrighted works, which are individually or collectively created, developed, made, acquired or licensed in by CERES or IGER independent of the activities performed pursuant to this Agreement, including its SCHEDULES.
     4.5.1 Any Party asserting that certain intellectual property is BACKGROUND INTELLECTUAL PROPERTY shall have the burden of substantiating such claim, if necessary, with tangible evidence, including but not limited to paper or electronic records.
     4.5.2 The Parties acknowledge and agree that all relevant BACKGROUND INTELLECTUAL PROPERTY for a RESEARCH PROJECT should be set forth within the corresponding SCHEDULE. With respect to each element of BACKGROUND INTELLECTUAL PROPERTY listed in a SCHEDULE, the listing Party shall include the following: ownership or licensed rights (exclusive or non-exclusive) held by the listing Party (if no ownership) with respect to the COLLABORATION CROPS. Notwithstanding, subject to Article 4.5.1, failure to specifically set forth such BACKGROUND INTELLECTUAL PROPERTY in a SCHEDULE will not foreclose a later claim that certain intellectual property is BACKGROUND INTELLECTUAL PROPERTY.
     4.6 CERES and IGER shall have an undivided interest in JOINT INTELLECTUAL PROPERTY. Consequently, any and all patent applications or plant variety rights applications that cover JOINT INTELLECTUAL PROPERTY shall be assigned jointly to CERES and IGER as soon as practicable.
     4.6.1 All rights and title to CERES INTELLECTUAL PROPERTY and CERES BACKGROUND INTELLECTUAL PROPERTY shall belong to CERES, and IGER shall not acquire any interest in the same by its performance under this Agreement.
     4.6.2 All rights and title to IGER INTELLECTUAL PROPERTY and IGER BACKGROUND INTELLECTUAL PROPERTY shall belong to IGER, and CERES shall not

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acquire any interest in the same by its performance under this Agreement, except as expressly provided in this Agreement.
     4.7 Each Party will notify the other Party, in writing (“INVENTION NOTICE”), within thirty (30) days of reduction to practice or knowledge of conception or discovery of JOINT INTELLECTUAL PROPERTY, and each INVENTION NOTICE will describe the JOINT INTELLECTUAL PROPERTY with sufficient specificity to allow assessment by the other Party.
     4.8 The Parties shall consult as soon as possible but in any case within twenty (20) days of receiving an INVENTION NOTICE whether to proceed to obtain intellectual property protection on the disclosed JOINT INTELLECTUAL PROPERTY or whether to protect the same through other methods. CERES shall have the first option to pursue such protection in its best judgment in the joint names of both Parties. If CERES so elects by written notice within sixty (60) days of such initial consultation, CERES shall be the “ADMINISTERING PARTY” for the purposes of this Agreement.
     4.8.1 The ADMINISTERING PARTY shall be responsible for retaining counsel, overseeing the process of securing intellectual property protection (i.e., the preparation, filing and prosecution of patent or plant variety rights application(s)) and maintaining intellectual property protection for the mutual benefit of the Parties, in its best judgment, for that which it has prosecution responsibility. In addition to other reporting responsibilities provided below, the ADMINISTERING PARTY shall promptly notify the other Party following retention of counsel. The Parties will provide, and cause their respective employees, agents and students to provide, all reasonable assistance which may be required in connection with the filing and prosecution of such intellectual property rights, including without limitation the signing of documents.
     4.8.2 The ADMINISTERING PARTY shall keep the non-administering Party advised as to all developments with respect to all patent and plant variety rights application(s) and issued patents and plant variety rights covering jointly owned JOINT INTELLECTUAL PROPERTY, which includes supplying copies of all papers received and filed in connection with such applications and patents in sufficient time for the non-administering Party to comment thereon.
     4.9 CERES agrees to bear all legal expenses incurred by CERES as an ADMINISTERING PARTY in obtaining and maintaining patents and plant variety rights, U.S. and other, covering JOINT INTELLECTUAL PROPERTY.
     4.10 If CERES does not elect to file an application for a patent or plant variety rights or continue maintenance of a patent or plant variety rights in a particular country, consistent with the consultation of Article 4.8, IGER may file such application, continue such prosecution, or maintain such patent or plant variety rights at its own expense; provided however, that prior to filing any such application IGER will not take any action or proceed to any filing which would lead to the possible disclosure of information which CERES wishes to keep confidential, as notified by CERES to IGER in writing. For any such application, patent or plant variety rights, IGER shall serve as the ADMINISTERING PARTY. CERES shall have non-exclusive rights under the specific patent application(s), plant variety right application(s), patent(s) and/or plant variety right(s) in the country(ies) in which CERES declined to initiate or continue its participation, subject to paying IGER

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reasonable remuneration (whether as a royalty or in some other form as the Parties may agree) to be negotiated in good faith, and in any case CERES shall remain free to use and practice the JOINT INTELLECTUAL PROPERTY covered by such specific patent application(s)/patent(s) or plant variety rights application(s)/plant variety right(s) for research and evaluation purposes.
     4.11 At each quarterly meeting of the MANAGEMENT COMMITTEE, CERES will report CERES INTELLECTUAL PROPERTY on which patent applications were filed in the preceding quarter and the general subject matter of patent applications reasonably anticipated to be filed in the near term, and IGER will report IGER INTELLECTUAL PROPERTY on which patent applications were filed in the preceding quarter and the general subject matter of patent applications reasonably anticipated to be filed in the near term. In addition, the Parties may exchange information regarding their respective INTELLECTUAL PROPERTY at other times as they deem fit.
     4.12 The provisions of this Article 4 and specifically but without limitation the definitions in Articles 4.1 through 4.4 and Articles 4.6 and 4.7 shall apply to any results obtained in RESEARCH PROJECTS, including results of activities covered by EXISTING AGREEMENTS, except if expressly provided otherwise in a SCHEDULE or in Article 18.
5.	USE AND COMMERCIALIZATION RIGHTS.
5.1	IGER Research Rights.
     5.1.1 Through the express grant of such rights in any SCHEDULE, CERES may grant IGER the right to use CERES INTELLECTUAL PROPERTY to the extent required for, and for the sole purpose of, the performance by IGER (or its SUBCONTRACTORS) of RESEARCH PROJECTS. SCHEDULES may specify that similar rights are granted with respect to defined elements of CERES BACKGROUND INTELLECTUAL PROPERTY.
     5.1.2 IGER shall have the right to use JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS (a) for the purpose of the implementation of RESEARCH PROJECTS; (b) subject to Article 3 and CERES’ prior written approval, for internal research purposes and research under United Kingdom government or European Union funding in collaboration with academic institutions in the European Union, provided that CERES’ approval may be conditional upon (i) CERES receiving the exclusive right (subject to Articles 5.1.2(a) and 5.2) to use and exploit commercially the results of such research in COLLABORATION CROPS, (ii) adequate safeguards to prevent unauthorized use or disclosure of JOINT INTELLECTUAL PROPERTY, OTHER RESEARCH RESULTS or results directly or indirectly based on any of the foregoing and (iii) CERES reviewing and approving the terms and conditions of any agreement governing such research activities.
5.2	Commercialization Rights of IGER in the United Kingdom.
     5.2.1 “RELEASED VARIETY” shall mean any variety of a COLLABORATION CROP which constitutes JOINT INTELLECTUAL PROPERTY and which is released for commercialization pursuant to a SCHEDULE. IGER shall have the non-exclusive right to exploit commercially RELEASED VARIETIES in the United Kingdom.

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     5.2.2 If the commercial exploitation of a RELEASED VARIETY in the United Kingdom by IGER requires a license on CERES INTELLECTUAL PROPERTY or BACKGROUND INTELLECTUAL PROPERTY of CERES, CERES shall negotiate in good faith with IGER or a designee of IGER about the grant of such a license, provided however that CERES shall have no obligation to grant any license on transgenes or transgenic technologies.
     5.2.3 Unless otherwise agreed by the Parties, IGER shall pay royalties to CERES under its non-exclusive right set forth in Article 5.2.1 at a rate equal to one half of the royalty rate in CERES’ exclusive license agreement for the same RELEASED VARIETY, and CERES shall pay royalties at the same rate to IGER for sales by CERES, its AFFILIATED COMPANIES or licensees in the United Kingdom.
5.3	Commercialization Rights — Other.
     5.3.1 Subject to Articles 5.1 and 5.2, the Parties acknowledge and agree that CERES shall have the exclusive right, with the right to grant sublicenses to this right, to use and commercially exploit JOINT INTELLECTUAL PROPERTY (including but not limited to RELEASED VARIETIES) and OTHER RESEARCH RESULTS for any and all uses and fields, including, but not limited to, use in the COLLABORATION CROPS and crops other than the COLLABORATION CROPS. Any commercialization (including, but not limited to, the grant of commercialization licenses) of JOINT INTELLECTUAL PROPERTY and/or OTHER RESEARCH RESULTS shall result in CERES paying IGER a reasonable remuneration (whether as a royalty or in some other form as the Parties may agree) to be negotiated in good faith. The terms for remuneration will be specified, with respect to specific RESEARCH PROJECTS, JOINT INTELLECTUAL PROPERTY and/or OTHER RESEARCH RESULTS, either in the respective SCHEDULES or in other agreements to be executed by the Parties.
     5.3.2 Subject to Articles 5.1 and 5.2, IGER grants CERES an exclusive, world-wide license, with the right to grant sublicenses, to use and exploit commercially (a) IGER’s interest in any JOINT INTELLECTUAL PROPERTY (including but not limited to RELEASED VARIETIES) and OTHER RESEARCH RESULTS; (b) IGER INTELLECTUAL PROPERTY and (c) when and only to the extent necessary for the commercialization or use of JOINT INTELLECTUAL PROPERTY and/or OTHER RESEARCH RESULTS and/or IGER INTELLECTUAL PROPERTY for the COLLABORATION CROPS, IGER BACKGROUND INTELLECTUAL PROPERTY, subject to paying IGER reasonable remuneration (whether as a royalty or in some other form as the Parties may agree) to be negotiated in good faith. Such license grants will be further specified in SCHEDULES to this Agreement and/or other agreements to be executed by the Parties. Unless otherwise agreed by both Parties, license agreements for non-transgenic RELEASED VARIETIES will be based on the Model License Agreement for Non-transgenic Varieties in EXHIBIT G or such other model license agreements as the Parties may agree upon. Certain remuneration principles to be included in other license agreements, unless the Parties agree otherwise, are set forth in EXHIBIT H.

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6.	ENFORCEMENT OF JOINT INTELLECTUAL PROPERTY RIGHTS.
     6.1 CERES will have the right, at its own discretion and expense, to take any action to enforce and to initiate and prosecute suits for infringement of jointly owned intellectual property rights covering JOINT INTELLECTUAL PROPERTY. CERES and IGER will consult with each other upon a course of action and enforcement strategy. CERES will be responsible for the conduct of any such enforcement action, and IGER will reasonably cooperate with CERES to effect the enforcement action, and if appropriate, determine a settlement position. CERES shall be responsible for retaining counsel and shall promptly notify IGER following retention of counsel, and IGER agrees to be represented by such counsel as may be required for any enforcement action or settlement. For purposes of settlement, CERES shall be the contact with the Parties’ counsel as well as the opposing Party(ies) and shall have the right to enter into settlements. CERES shall keep IGER advised as to all developments with respect to the enforcement action and settlement discussions, which includes supplying to IGER copies of all papers received and filed in sufficient time for IGER to comment thereon. IGER may attend any and all meetings with the Parties’ counsel and the opposing side for settlement purposes. IGER agrees to join voluntarily in any action brought by CERES as a Party plaintiff/defendant, if necessary, at the expense of CERES. If necessary, IGER agrees to enter into a joint defense agreement.
     6.2 In situations where a substantial commercial interest of IGER in the United Kingdom is harmed by infringement, and CERES elects not to pursue any action to enforce and to initiate and prosecute suits for infringement, IGER shall have the right to pursue any such action and CERES will reasonably cooperate with IGER, if necessary, to permit IGER to properly enforce its rights. IGER will be responsible for the conduct of any such enforcement action. IGER shall be responsible for retaining counsel and shall promptly notify CERES following retention of counsel, and CERES agrees to be represented by such counsel as may be required for any enforcement action or settlement. For purposes of settlement, IGER shall be the contact with the Parties’ counsel as well as the opposing Party(ies) and shall have the right to enter into settlements. IGER shall keep CERES advised as to all developments with respect to the enforcement action and settlement discussions, which includes supplying to CERES copies of all papers received and filed in sufficient time for CERES to comment thereon. CERES may attend any and all meetings with the Parties’ counsel and the opposing side for settlement purposes. CERES agrees to join voluntarily in any action brought by IGER as a Party plaintiff/defendant, if necessary, at the expense of IGER. If necessary, CERES agrees to enter into a joint defense agreement.
     6.3 Any damages received by a Party as a result of an enforcement action of rights to JOINT INTELLECTUAL PROPERTY, after deduction of all enforcement related costs incurred by such Party, shall be considered as revenues for the purpose of remuneration payments to the other Party, as set forth in any applicable license/commercialization agreement between the Parties. In the absence of any such license/commercialization agreement, the Parties will share such damages after deduction of all enforcement related costs incurred by the Party receiving the damages, in proportion to their relative financial contributions to the creation (i.e., research and development) of such JOINT INTELLECTUAL PROPERTY.
7.	CONFIDENTIALITY.
     7.1 As used in this Agreement, the term “Confidential Information” shall mean (a) all non-public information and material received by one Party from the other in furtherance of the

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collaboration contemplated by this Agreement and (b) any and all information, results including material and observations generated in the performance of any RESEARCH PROJECT including, without limitation, CERES INTELLECTUAL PROPERTY, IGER INTELLECTUAL PROPERTY, JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS. Confidential Information can include, but is not limited to, information concerning the disclosing Party’s operations, research, processes, techniques, data and non-public materials.
     7.2 Subject to Article 7.3, for a period of five (5) years after the termination of the related RESEARCH PROJECT, the receiving Party shall not use, except (a) for the benefit of the Parties’ collaboration or (b) such use as is expressly allowed by this Agreement and/or disclose any Confidential Information to any third party (i) without the prior written consent of the disclosing Party if the Confidential Information was received from the other Party, or (ii) the prior written consent of both Parties if the Confidential Information was generated during a RESEARCH PROJECT, provided however that CERES shall have no restrictions regarding CERES INTELLECTUAL PROPERTY or regarding any information of material resulting from RESEARCH PROJECT activities in which IGER does not participate. Confidential Information shall only be made accessible to each Party’s employees or students on a need-to-know basis and not to any third party, subject to Articles 7.3 and 7.4. Manuscripts and papers published in scientific journals and presentations made at public meetings that include Confidential Information are exempt from the confidentiality obligations of this Article, provided the Parties followed the procedure set forth in Article 8.
     7.3 The receiving Party shall have no obligations of confidentiality for information that: can be established through written evidence to be in the possession of the receiving Party prior to the disclosure by the disclosing Party; is or becomes public knowledge through no fault of the disclosing Party; and/or is acquired from others not under an obligation of confidentiality to the disclosing Party. In addition, the Parties, pursuant to the express terms of this Agreement or any SCHEDULE or other agreement between the Parties, shall have the right to proceed to disclosures of Confidential Information (a) as required to file for intellectual property protection or registration or deregulation or approval of genetically modified organisms; (b) as required to exercise commercialization rights granted in or on the basis of this Agreement and for related marketing activities; (c) as required by laws, rules or regulation or court ordering such as, without limitation, SEC regulations and IRS regulations; or (d) in CERES’ reasonable judgment for the limited purpose of (potential) investors and business partners, but only with respect to the Confidential Information defined in Article 7.1 (b) and not other Confidential Information of IGER.
     7.4 The Parties acknowledge and agree that IGER will comply with its reporting obligations to DEFRA as required by the DEFRA agreement NF 0426 referred to in EXHIBIT E, provided that IGER shall (i) not disclose any CERES BACKGROUND INTELLECTUAL PROPERTY, CERES INTELLECTUAL PROPERTY or OTHER RESEARCH RESULTS obtained by CERES, (ii) use all reasonable efforts to ensure that the confidentiality of all other results of RESEARCH PROJECTS is maintained to the extent allowed by the applicable regulations, and (iii) provide a draft of any such report to CERES at least thirty (30) days before the submission date and take CERES’ comments, if any, into account.

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8. PUBLICATIONS.
     8.1 The Parties agree that the researchers involved in the RESEARCH PROJECTS are permitted to present methods and/or results of the RESEARCH PROJECTS at symposia and professional meetings and to publish the same in journals or the like; provided however, the disclosing Party must furnish copies of any proposed publication, presentation or disclosure (collectively “Disclosure”) to the other Party at least thirty (30) days in advance of the specific submission, presentation or other disclosure.
     8.2 The non-disclosing Party shall have the thirty (30) day notice period to object, in writing, to such proposed Disclosure because it contains (a) potentially patentable subject matter that needs protection or (b) BACKGROUND INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY or INTELLECTUAL PROPERTY of the non-disclosing Party or OTHER RESEARCH RESULTS which need to be kept confidential for compelling business reasons in the non-disclosing Party’s reasonable judgment. In the event that the non-disclosing Party makes such objection, the disclosing Party will (x) if applicable, elect to cooperate with the non-disclosing Party to obtain proper protection in accordance with the provisions of Article 4 herein or (y) remove the objectionable subject matter from the Disclosure. No delay caused by the non-disclosing Party under this Article shall extend beyond three (3) months, wherein upon such delay, the disclosing Party shall be permitted to proceed without being in breach of this Article.
     8.3 CERES and IGER shall use reasonable efforts to avoid any action that might jeopardize the ability of the Parties, individually or jointly as the case may be, to obtain or retain valid/enforceable intellectual rights in JOINT INTELLECTUAL PROPERTY, IGER INTELLECTUAL PROPERTY or CERES INTELLECTUAL PROPERTY.
     8.4 Nothing in this Article 8 shall restrict disclosures that are allowed under Article 7.
     8.5 Upon recommendation of the MANAGEMENT COMMITTEE, the Parties may adopt alternative review processes, in particular for information to be presented at symposia or professional meetings or for activities directed towards legislative and regulatory bodies.
9.	PUBLICITY.
     9.1 CERES will not identify IGER in any products, publicity, promotion, promotional advertising or other promotional materials to be disseminated to the public, or use any trademark, service mark, trade name, logo or symbol that is representative of IGER or its entities, whether registered or not, or use the name, title, likeness or statement of any IGER faculty member, employee or student, without IGER’s prior written consent. Any use of IGER’s name shall be limited to statements of fact and shall not imply endorsement by IGER of CERES’ research, products or services.
     9.2 IGER will not identify CERES in any products, publicity, promotion, promotional advertising or other promotional materials to be disseminated to the public, or use any trademark, service mark, trade name, logo or symbol that is representative of CERES or its entities, whether registered or not, or use the name, title, likeness or statement of any CERES employee or student, without CERES’ prior written consent. Any use of CERES’ name shall be limited to statements of fact and shall not imply endorsement by CERES of IGER’s research, products or services.

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     9.3 Notwithstanding any provision of this Article, either of the Parties can disclose or otherwise acknowledge, without restriction, the existence of this Agreement as well as the collaborative relationship between the Parties without the prior consent of the other Party. Notwithstanding the unilateral disclosure rights provided for in this Article, if the disclosure or acknowledgement takes the form of a written release by the disclosing Party, the disclosing Party shall provide the other Party a copy of any such unilateral disclosure prior to its release so as to allow the other Party to comment and shall take such comments reasonably into account. However, no advance copy needs to be provided of any releases referred to in Article 9.4(a) or 9.4(b) or of any releases which are identical to previous releases.
     9.4 The Parties intend to issue joint press releases regarding their collaboration. Any such press release and any press release by either Party will be subject to the prior written approval of both Parties; provided however, that (a) CERES shall have the right to otherwise disclose information as may be required in CERES’ judgment to comply with SEC or IRS regulations or other laws, rules or regulations governing disclosure of information and (b) IGER shall have the right to otherwise disclose information as may be required in IGER’s judgment to comply with laws, rules or regulations governing disclosure of information. Notwithstanding the unilateral disclosure rights provided for in this Article, the disclosing Party shall provide the other Party a copy of any such unilateral disclosure preferably prior to its release.
10. RECORDS AND AUDITS.
     IGER shall keep accurate and detailed records in accordance with good accounting practices of all expenses and extramural income, if any, relating to the RESEARCH PROJECTS. All such records shall be subject to inspection by an independent auditor designated by CERES and reasonably acceptable to IGER within normal business hours with at least fourteen (14) days notice. Such inspection rights shall terminate, with respect to each RESEARCH PROJECT, on the third anniversary of the expiration or termination of such RESEARCH PROJECT.
11. INDEPENDENT CONTRACTOR.
     The relationship of the Parties is that of independent contractors. Nothing herein is intended or will be construed to establish any agency, partnerships or joint ventures. Neither Party is authorized or empowered to act as an agent for the other Party for any purpose, nor shall either Party be bound by the acts or conduct of the other Party.
12. CONVENTION ON BIOLOGICAL DIVERSITY.
     12.1 The Parties agree that they shall at all times comply with the Convention on Biological Diversity signed in 1992 at the Rio Earth Summit (“CBD”) in the implementation of this Agreement, to the extent the CBD is applicable.
     12.2 Any germplasm of COLLABORATION CROPS made available by IGER for a RESEARCH PROJECT will be identified in detail in the relevant SCHEDULE. The origin of the material, date of collection and references to any agreements governing such material and/or the collection thereof will be included. Reference to any such agreements existing on the Effective Date is included in EXHIBIT E or in Article 13.2.1.8.

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     12.3 With respect to any germplasm made available by IGER for a RESEARCH PROJECT which is covered by the CBD, CERES, in collaboration with IGER who will provide all required assistance, will use reasonable efforts to obtain commercialization rights from the relevant competent authorities in the countries where the germplasm was collected, allowing the grant of rights to CERES as provided in this Agreement.
13. WARRANTIES.
     13.1 Representations and Warranties of CERES.
     “To the Knowledge of CERES” as used in this Article 13.1 shall mean: to the actual knowledge, as of the Effective Date, of any member of the Board of Directors or any officer of CERES or any employee of CERES who has actively participated in the negotiation of the transactions contemplated by this Agreement.
     13.1.1 CERES represents and warrants to IGER that:
     13.1.1.1 CERES (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite power and authority to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) has the corporate power and authority to execute and deliver this Agreement; and (d) has the corporate power and authority to perform its obligations under this Agreement;
     13.1.1.2 the execution, delivery, and performance by CERES of this Agreement have been duly authorized by all necessary corporate action of CERES;
     13.1.1.3 this Agreement has been duly executed and delivered by CERES, and constitutes the legal, valid and binding obligations of CERES enforceable against CERES in accordance with its terms;
     13.1.1.4 as of the Effective Date, CERES has not received notice of, and is not in default under, or with respect to, any contractual obligation, which, individually or together with all such defaults, would have a material adverse effect on the ability of CERES to perform its obligations under this Agreement;
     13.1.1.5 to the Knowledge of CERES, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental agency or other person and no lapse of a waiting period is necessary or required in connection with the execution, delivery or performance by, or enforcement against, CERES of this Agreement or the transactions contemplated hereby;
     13.1.1.6 to the Knowledge of CERES, CERES has the right to make the conveyances and grants in accordance with the Articles hereof, including, without limitation, the license grants in this Agreement, and no such conveyance or grant violates or constitutes an event that is or would be with the passage of time, in any

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material way, a violation, breach or default of, any material agreement or material obligation to which CERES is a party or by which it is bound; and
     13.1.1.7 all former and current employees of CERES have executed written agreements with CERES that assign to CERES all rights to any inventions, improvements, discoveries or information relating to CERES’ business, subject however to Section 2870 of the California Labor Code. To the Knowledge of CERES, no employee of CERES has entered into any agreement with a former employer that would be violated by his or her employment with CERES.
13.2 Representations and Warranties of IGER.
     “To the Knowledge of IGER” as used in this Article 13.2 shall mean: to the actual knowledge, as of the Effective Date, of any member of the Executive Committee of IGER or of any employee of IGER who has actively participated in the negotiation of the transactions contemplated by this Agreement.
     13.2.1 IGER represents and warrants to CERES that:
     13.2.1.1 IGER (a) is a company limited by guarantee, registered in England No. 473456 and a registered Charity No. 272150, duly incorporated, validly existing and in good standing under the laws of England and Wales; (b) has all requisite power and authority to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) has the corporate power and authority to execute and deliver this Agreement; and (d) has the corporate power and authority to perform its obligations under this Agreement;
     13.2.1.2 the execution, delivery, and performance by IGER of this Agreement have been duly authorized by all necessary corporate action of IGER;
     13.2.1.3 this Agreement has been duly executed and delivered by IGER, and constitutes the legal, valid and binding obligations of IGER enforceable against IGER in accordance with its terms;
     13.2.1.4 as of the Effective Date, IGER has not received notice of, and is not in default under, or with respect to, any contractual obligation, which, individually or together with all such defaults, would have a material adverse effect on the ability of IGER to perform its obligations under this Agreement;
     13.2.1.5 to the Knowledge of IGER, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental agency or other person and no lapse of a waiting period is necessary or required in connection with the execution, delivery or performance by, or enforcement against, IGER of this Agreement or the transactions contemplated hereby;
     13.2.1.6 to the Knowledge of IGER, and subject to the Assignment/License referred to in Article 14.1 (e) (v), IGER has the right to make the conveyances and grants in accordance with the Articles hereof, including, without

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limitation, the license grants, and no such conveyance or grant violates or constitutes an event that is or would be with the passage of time, in any material way, a violation, breach or default of, any material agreement or material obligation to which IGER or any such Affiliate of IGER is a party or by which it is bound;
     13.2.1.7 all former and current employees of IGER have executed written agreements with IGER that assign to IGER all rights to any inventions, improvements, discoveries or information relating to IGER’s business. To the Knowledge of IGER, no employee of IGER has entered into any agreement with a former employer that would be violated by his or her employment with IGER; and
     13.2.1.8 EXHIBIT E sets forth an exhaustive list of all agreements and commitments in existence on the Effective Date to which IGER is a party, or that contain obligations or restrictions affecting IGER, in connection with the COLLABORATION CROPS, except for the following agreements which are not included in EXHIBIT E:
1.	Agreement of July 12, 2004 between Bio-Renewables Limited, IGER and Plant Research International B.V.;
2.	Agreement dated the 23rd of June 2005 between [***] and IGER; and
3.	Agreement dated October 18, 2006 between [***] and IGER.
     13.3 EXCEPT AS PROVIDED IN ARTICLES 13.1 AND 13.2, THE PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER PARTY HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE HELD RESPONSIBLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT ARISING OUT OF THE USE OF ANY JOINT INTELLECTUAL PROPERTY, CERES INTELLECTUAL PROPERTY, IGER INTELLECTUAL PROPERTY, OTHER RESEARCH RESULTS OR BACKGROUND INTELLECTUAL PROPERTY COVERED BY THIS AGREEMENT OR ANY SCHEDULE OR ARISING OUT OF THE IMPLEMENTATION OF THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.
     13.4 Nothing in this Agreement is or shall be construed as:
(a) a warranty or representation by either Party as to the validity or scope of any patent rights or plant variety rights;
(b) a warranty or representation by either Party that anything made, used, sold or otherwise disposed of pursuant to any license granted under this Agreement is or will be free from infringement of patents, copyrights or other rights of third parties;
(c) any obligations by either Party to bring or prosecute actions or suits against third

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission parties for patent infringement; or parties for patent infringement, or a grant by implication, estoppel or otherwise of any licenses under patent applications, patents, plant variety rights applications and/or plant variety rights of CERES and/or IGER or other person other than as provided in the express provisions of this Agreement or a SCHEDULE on this Agreement.
14.	TERM AND TERMINATION.
     14.1 The term of this Agreement shall be fifteen (15) years from the Effective Date, unless sooner terminated in accordance with the following provisions of this Article:
     (a) mutual, written agreement of the Parties;
     (b) failure of one Party to satisfy its material obligations under this Agreement, and such Party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching Party specifying such failure(s);
     (c) one (1) year’s written notice of termination by either CERES or IGER to the other Party in case either the terminating Party or the other Party ceases substantially all activities in the COLLABORATION CROPS;
     (d) IGER will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); or (iii) with written notice to CERES, if CERES has failed in a substantial manner, three (3) years after either Party or the Parties jointly have developed a propagation method for Miscanthus that results in the crop being commercially competitive in the United States or in Europe as compared to other energy crops being grown at that time in the relevant geography, to implement the activities set forth in EXHIBIT F, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to IGER within ninety (90) days after receipt of a written notice from IGER specifying such failure;
     (e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to IGER if John Clifton-Brown or Iain Donnison cease(s) to be associated with IGER and the RESEARCH PROJECTS contemplated by this Agreement, and IGER has not replaced such person(s) within one hundred twenty (120) days by (a) person(s) reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to IGER, if the institutional mission, purpose, structure or funding of IGER would change substantially and adversely affect IGER’s ability to satisfy its obligations hereunder; (iii) with one (1) years’ written notice to IGER, if CERES has a documented compelling business reason to cease the collaboration, (for example, without limitation, lack of sufficient processing capacity for COLLABORATION CROPS within the expected timeframe in the United States; COLLABORATION CROPS are non-competitive with other biomass sources); (iv) with three (3) months’ prior written notice to IGER, such notice to be given no earlier than eighteen (18)

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months after the Effective Date, if no rights to commercialize (including determination of the compensation due upon commercialization) COLLABORATION CROPS germplasm provided by IGER which is included in a RESEARCH PROJECT have been secured to CERES’ reasonable satisfaction in compliance with the CBD; or (v) with thirty (30) days’ written notice to IGER if Defra has not assigned to IGER, or granted to IGER an exclusive license reasonably satisfactory to CERES on, the Intellectual Property vested in Defra or the Crown or the Secretary of State pursuant to the DEFRA agreement NF 0426 within sixty (60) days from the Effective Date (the “Assignment/License”).
     (f) either Party will have the right to terminate this Agreement if no active RESEARCH PROJECTS exist for more than two (2) years, provided that on or after the second anniversary of the expiration or termination of the last SCHEDULE to expire or terminate, the Parties have not agreed on any new SCHEDULE despite (i) negotiations in good faith by both Parties or (ii) diligent, documented attempts by the terminating Party to conduct negotiations in good faith with respect to one or more new SCHEDULES, to which attempts the other Party has not been responsive.
     14.2 Promptly upon the delivery of a notice of termination of this Agreement, the Parties will meet to discuss the ongoing RESEARCH PROJECTS, and each Party will provide to the other Party any data, information and germplasm that constitutes or is covered by JOINT INTELLECTUAL PROPERTY and which has not been provided prior to the notice of termination, without prejudice to additional on-going delivery obligations set forth in any SCHEDULES.
     14.3 Termination of this Agreement shall not affect the rights and obligations of the Parties accrued prior to termination hereof nor any license grants then in existence, nor either Party’s non-exclusive rights to commercialize then existing RELEASED VARIETIES in the United Kingdom, subject to payment of remuneration as set forth in any relevant license/commercialization agreements. Further, the provisions set forth hereinafter shall apply.
     14.3.1 In case of termination on the basis of Article 14.1 (b) if CERES is the breaching Party, Article 14.1 (c) if CERES ceases substantially all activities in the COLLABORATION CROPS, Article 14.1 (d) (i), (ii) or (iii) or Article 14.1. (e) (iii), at or about the effective date of termination, the Parties will negotiate in good faith to reach agreement as to the rights to use and commercially exploit JOINT INTELLECTUAL PROPERTY not covered by any relevant license/commercialization agreement between the Parties, which rights will be addressed in one or more written agreements. If the Parties fail to reach agreement within ninety (90) days after the start of such negotiations, which shall be evidenced by written notice from one Party to the other initiating such negotiations, each Party shall have the non-exclusive right to use and commercially exploit JOINT INTELLECTUAL PROPERTY for any and all purposes, with the right to grant sublicenses, subject to the obligations of the first sentence of Article 14.3, provided that no licenses on any transgenes or transgenic technologies of the other Party shall be included or implied.
     14.3.2 In case of termination on the basis of Article 14.1 (b) if IGER is the breaching Party, Article 14.1 (c) if IGER ceases substantially all activities in the COLLABORATION CROPS, Article 14.1 (e) (i) or (ii) or Article 14.1 (f), subject to the obligations of the first sentence of Article 14.3, CERES shall have the exclusive right to use and commercially exploit any JOINT INTELLECTUAL PROPERTY to the extent such JOINT

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INTELLECTUAL PROPERTY is not covered by any relevant license/commercialization agreement between the Parties. At or about the effective date of termination, the Parties will negotiate in good faith to reach agreement as to reasonable remuneration (whether as a royalty or in some other form as the Parties may agree), which will be addressed in one or more written agreements. If the Parties fail to reach agreement within ninety (90) days after the start of such negotiations, which shall be evidenced by written notice from one Party to the other initiating such negotiations, the remuneration shall be settled in accordance with the dispute resolution procedure in Article 15.
     14.4 Termination of this Agreement for any reason will not relieve either Party of any obligation or liability accrued under this Agreement before termination or rescind any payments made or due before termination. Articles 4, 5 (subject to Article 14.3), 6, 7, 8, 9.1, 9.2, 10, 12.3, 13, 14.2, 14.3, 14.4, 14.5, 15, 16 and 18 will survive any termination of this Agreement.
     14.5 Termination of this Agreement shall not automatically terminate any existing RESEARCH PROJECT, which can only be terminated according to the specific terms of the related SCHEDULE. The terms and provisions of this Agreement shall continue to apply to the activities and outcomes of any such RESEARCH PROJECTS, notwithstanding the termination of this Agreement, unless provided otherwise in the relevant SCHEDULE or by written agreement of the Parties upon termination.
15.	DISPUTE RESOLUTION AND APPLICABLE LAW.
     15.1 All disputes, differences or questions arising out of or in connection with this Agreement or its SCHEDULES, or related to the alleged breach, termination, validity, interpretation or violation thereof, shall be submitted to the MANAGEMENT COMMITTEE for resolution, which shall convene, whether in person or otherwise, to resolve such dispute in a timely manner. Either Party may initiate a resolution procedure by providing written notice (“Dispute Notice”) to the other Party, and any such Dispute Notice must set forth the subject matter of the dispute, difference or question. If after sixty (60) days the dispute remains unresolved, the Chief Scientific Officer of CERES and the Director of IGER shall seek to resolve the dispute through negotiation. The Parties agree that at least eight (8) cumulative hours of negotiations will be undertaken. If the dispute still remains unresolved ninety (90) days after the Dispute Notice, either Party may initiate proceedings pursuant to Article 15.2.
     15.2 Dispute Resolution and Arbitration.
     In the event of any dispute arising out of or in connection with this Agreement, the Parties agree to submit the matter to settlement proceedings under the ICC ADR Rules. If the dispute has not been settled pursuant to the said Rules within forty-five (45) days following the filing of a Request for ADR or within such other period as the Parties may agree in writing, such dispute shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules of Arbitration. The provisions set forth hereinafter shall apply to the arbitration procedures, without prejudice to the ICC Rules of Arbitration.
     15.2.1 Qualifications of Arbitrators.

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     Each arbitrator appointed shall have a reputation as being experienced in the legal and technical matters related to the dispute, shall be required to disclose, among other disclosures, any prior involvement with the legal and technical matters related to the dispute and any involvement with a competitor of any Party, and shall not be presently nor in the past have been affiliated with any Party or a competitor of any Party. Notwithstanding the method of their appointment, each arbitrator shall be required to meet the standards contained in the Rules with respect to independence.
     15.2.2 Location of the Arbitration.
     The seat of arbitration shall be Paris, France. The arbitrators may hold hearings at such other locations as the arbitrators shall determine, after consultation with the Parties.
     15.2.3 Language of Arbitration.
     The arbitral proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof
     15.2.4 Limitation on Remedies.
     The arbitrators are precluded from awarding punitive or exemplary damages. In no event shall the arbitrators have the powers of an amiable compositeur.
     15.3 Applicable law.
     This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the principles of conflicts of law thereof.
16.	NOTICES.
     Any notices required to be given or which shall be given under this Agreement shall be in writing and delivered by overnight (trackable) courier addressed to the Parties as follows:
Vice President of Product Development
cc: Legal Department
Ceres, Inc.
1535 Ranch Conejo Blvd.
Thousand Oaks, California 91320
United States of America
Institute Business Manager
OR for legal or financial notices:
Institute Secretary
Institute of Grassland and Environmental Research

CERES-IGER Collaboration Agreement	Page 26 of 75

Plas Gogerddan
Aberystwyth
Ceredigion
SY23 3EB
United Kingdom
     Notices under this Agreement sent by overnight courier by one Party to the other Party at its above address, shall be deemed to have been given or made as of the date following the date so mailed.
17. GENERAL.
     17.1 Entire Agreement/Modifications.
     This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof, and there are no representations, warranties, covenants or obligations except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the Parties hereto relating to the subject matter hereof. This Agreement and its SCHEDULES may only be amended, modified or superseded by a writing executed by the authorized representatives of the Parties hereto. It is anticipated that SCHEDULES will be attached to and become part of this Agreement as new RESEARCH PROJECTS are undertaken, as described in Article 1.1.
     17.2 Severability.
     This Agreement, to the greatest extent possible, shall be construed so as to give validity to all of the provisions hereof. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the term of this Agreement, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of each provision which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the Parties, a provision which will be as similar as possible, in economic and business objectives as intended by the Parties to such invalid, illegal or unenforceable provision, but will be valid, legal and enforceable.
     17.3 Waiver.
     No failure or delay by either Party in exercising any right or remedy under this Agreement will waive any provision of this Agreement. Nor will any single or partial exercise by either Party of any right or remedy under this Agreement preclude it from otherwise or further exercising any rights or remedies which it may have, or any other rights or remedies granted by any law or any related document.
     17.4 Enforcement.
     In the event an action is commenced by either Party against the other to enforce any of the provisions of this Agreement, the prevailing Party shall be entitled to recover from the other Party reasonable attorneys’ fees, court costs and necessary disbursements incurred in connection with such action.

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     17.5 Assignablility.
     This Agreement binds and enures to the benefit of the Parties, their successor or assigns, but may not be assigned by either Party without the prior written consent of the other Party; provided however, CERES shall have the right to assign its rights and obligations under this Agreement to any Affiliated Company without such prior consent. Each Party shall have the right to assign its rights and obligations under this Agreement to a third party in conjunction with the transfer to such third party of substantially all of the assets of such Party associated with performance under this Agreement without such prior consent. “Affiliated Company” defined as any company owned or controlled by, under common control with or controlling CERES, “control” meaning in this context the direct or indirect ownership of fifty percent (50%) or more of the voting stock/shares of a company, or the power to nominate at least half of the directors.
     17.6 Force Majeure.
     No Party shall be responsible to the other Party for delay or failure in performance of any the obligations imposed by this Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, wind storm, hailstorm, earthquake, subsidence of soil, failure of machinery or equipment or supply of materials, discontinuity in the supply of power, court order or governmental interference, terrorist attacks, civil commotion, riot, war, strikes, labor disturbances, transportation difficulties, labor shortage, natural genetic variation of any living matter or by any other cause of like or unlike nature beyond the reasonable control and without fault or negligence of such Party.
18. SPECIAL CONDITIONS IN CONNECTION WITH DEFRA AGREEMENT NF 0426.
     The Parties acknowledge that Defra is expected to assign or license exclusively to IGER any rights in Intellectual Property which would vest in Defra or the Crown or the Secretary of State pursuant to the DEFRA agreement NF 0426. If IGER receives an exclusive license from Defra rather than an assignment of rights, the following will apply.
18.1 To the extent the license grant to CERES on IGER BACKGROUND INTELLECTUAL PROPERTY in Article 5.3.2 relates to IGER BACKGROUND INTELLECTUAL PROPERTY that constitutes Intellectual Property to which rights vest in Defra or the Crown or the Secretary of State, the word “license” will be read as “sublicense” and all other terms of such Article will remain unchanged.
18.2 To the extent that IGER INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY created in a RESEARCH PROJECT constitutes or includes Intellectual Property to which rights vest in Defra or the Crown or the Secretary of State, any conveyance or grant of rights or licenses by IGER to CERES in this Agreement with respect to such IGER INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY, will be read as the grant of an exclusive sublicense under IGER’s exclusive license from Defra.

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     IN WITNESS WHEREOF, IGER and CERES have caused this Agreement to be duly executed as indicated below.

INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH		CERES, INC.

By:	/s/ Mervyn Humphreys	By:	/s/ Richard Flavell
Name:	Professor Mervyn Humphreys	Name:	Richard Flavell, CBE, FRS
Title:	Director	Title:	Chief Scientific Officer

		By:	/s/ Richard Hamilton
		Name:	Richard Hamilton
		Title:	President and Chief Executive Officer

CERES-IGER Collaboration Agreement	Page 29 of 75

EXHIBIT A
to the Collaboration Agreement between IGER and CERES
DEFINITION OF COLLABORATION CROPS
Miscanthus and interbreeding species, including without limitation Saccharum and Erianthus species.

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EXHIBIT B
to the Collaboration Agreement between IGER and CERES
PREFERRED FORM OF RECEIPT FORM
Packing Slip and Receipt Form
for material transferred pursuant to the Collaboration Agreement dated [x] between INSTITUTE OF
GRASSLAND AND ENVIRONMENTAL RESEARCH and CERES, INC. and SCHEDULES to such Agreement.
Material transferred pursuant to SCHEDULE [x] dated [...]
The undersigned [IGER/CERES] signatory certifies that the material and related information set forth hereinafter are included in the shipment with which this form is enclosed.
The undersigned [IGER/CERES] signatory acknowledges having received in good order the material and related information set forth hereinafter. The signature does not constitute an acceptance of the receiving party’s qualification of the intellectual property (IP) status of the material transferred, such IP status being defined in the Parties’ Collaboration Agreement.
[Include description of material and related information with indication of IP status (e.g. Background, Joint IP) and any restrictions on transfer to subcontractors.]
THIS MATERIAL AND RELATED INFORMATION ARE TRANSFERRED ONLY FOR USE IN COMPLIANCE WITH THE ABOVE MENTIONED COLLABORATION AGREEMENT AND SCHEDULE. CONFIDENTIALITY OBLIGATIONS APPLY.

For sending/receipt,	For receipt/sending,

Signature:	Signature:

Date:	Date:

Name: Walter E. Nelson	Name:

Title: Product Development Manager CERES, INC.	Title: INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH

CERES-IGER Collaboration Agreement	Page 31 of 75

EXHIBIT C
to the Collaboration Agreement between IGER and CERES
PREFERRED FORMS OF VARIETY EVALUATION AGREEMENT
(to be used for field evaluation)
FIELD TRIAL AGREEMENT
(Non transgenic. Fee for service. Academic.)
and
FIELD TRIAL AGREEMENT
(Non transgenic. No payment. Academic.)
PREFERRED FORM OF MATERIAL TRANSFER AGREEMENT
(to be used for transfer of material for other purposes than field evaluation)

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FIELD TRIAL AGREEMENT
(Non transgenic. Fee for service. Academic.)
1.	THE PARTIES

This Agreement is made effective on [date] (“Effective Date”) by and between [Ceres, Inc., a Delaware corporation with principal offices at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320, United States of America] or [Institute of Grassland and Environmental Research, a company limited by guarantee, registered in England No. 473456 and a registered Charity No. 272150, having an office at Plas Gogerddan, Aberystwyth, Ceredigion, SY23 3EB, United Kingdom] hereinafter “[CERES/IGER],” and [Party information to be completed], hereinafter “[Party].”

THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

2.	FIELD TRIAL PROGRAM
2.1	[CERES/IGER] will deliver to [Party] seeds or other propagating material as described in ANNEX I and related information (jointly referred to as the “CERES/IGER Plant Material”). The delivery conditions are set forth in ANNEX I. Promptly upon receipt of the CERES/IGER Plant Material, Party will sign and return the Receipt Form, in the preferred format attached as ANNEX II to this Agreement, to [CERES/IGER] (attn: [responsible person at CERES/IGER]).

2.2	[Party] agrees to perform the activities defined in ANNEX I which shall be referred to hereinafter as the “Program.” With reasonable notice [CERES/IGER] may change the activities to be performed in the Program. If such changes do not result in additional work to be performed by [Party], but consist for example of changes in experimental design or in observations to be made or in information to be included in reports, they shall be set forth in a written document provided by [CERES/IGER] to [Party] which will be attached to ANNEX I and form part of it. If such changes result in additional work to be performed by [Party] and require an adaptation of the remuneration, they shall be set forth in an amendment to this Agreement signed by both Parties. [CERES/IGER] will consider any suggestions for changes in the Program which [Party] may suggest.

2.3	In performing the Program activities [Party] undertakes to comply with the work plan and time schedule set forth in ANNEX I.

2.4	[Party] undertakes only to use the CERES/IGER Plant Material or any part, progeny or seeds thereof for performing the Program activities to be carried out under the Program and not for any other purpose. Specifically, but without limitation, [Party] shall not use the Plant Material or any progeny, plants, parts of plants, plant material, seeds or products derived therefrom in any form of reselection, breeding, sexual crossing, seed production, back crossing, tissue culturing, mutagenesis, genetic transformation or any biotechnological process, except as specifically approved in this Agreement.

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2.5	The CERES/IGER Plant Material will be used only on fields and at premises under the control of [Party] and identified in ANNEX I.

2.6	Upon termination of the Program, [Party] will, at the option of [CERES/IGER], (i) allow [CERES/IGER] to remove any Plant Material and any progeny, plants, plant material, seeds or products obtained in the Program or (ii) destroy any remaining CERES/IGER Plant Material and any plants, plant material and seeds obtained under the Program within fifteen (15) days from [CERES/IGER]‘s request to destroy, and will send [CERES/IGER] forthwith an attestation of such destruction.

2.7	Subject to giving at least one day’s prior written notice in writing or by email to [Party], [CERES/IGER] and [CERES/IGER] invitees will have the right to visit the fields where Program activities are being conducted at any time, to make observations and to collect samples.
3.	REPORTS
3.1	[Party] shall send [CERES/IGER] detailed written reports on the implementation of the Program activities and the observations made and results obtained during the implementation of the Program. The frequency of the reports and the type of information to be included in same is set forth in ANNEX I.

3.2	During the entire Program, [Party] will promptly communicate to [CERES/IGER] any information on the Program activities or the results obtained or observed that [CERES/IGER] may ask. Between reports, [Party] will also spontaneously communicate to [CERES/IGER] any unexpected observations or results.
4.	REMUNERATION. PAYMENT
4.1	[CERES/IGER] will pay [Party] a remuneration as set forth in ANNEX I for the implementation of the Program, in accordance with the payment schedule set forth in such annex. Overhead costs included in the remuneration shall not exceed [x] percent (x%).

4.2	The payments will be made on the dates set forth in the payment schedule in ANNEX I provided that [CERES/IGER] has received a corresponding invoice from [Party] at least thirty (30) days in advance, by bank transfer to [Party’s] account mentioned in its invoice.
5.	OWNERSHIP. INTELLECTUAL PROPERTY RIGHTS. EXPLOITATION
5.1	This Agreement does not bring any change to the ownership and intellectual property rights relating to the CERES/IGER Plant Material. [Party] acknowledges that the CERES/IGER Plant Material may be covered by patents or patent applications of [CERES/IGER].

5.2	[CERES/IGER] will exclusively own any plants, parts of plants, plant material, seeds, information, data, technology, or other findings or inventions resulting from the

CERES-IGER Collaboration Agreement	Page 34 of 75

Program that relate to the CERES/IGER Plant Material (hereinafter “Results”). [CERES/IGER] will have the exclusive rights to protect any of the Results through patents or plant variety protection rights or similar protection, and any intellectual property rights arising therefrom will belong exclusively to [CERES/IGER]. In case [Party] has made or contributed to any invention forming part of the Results, [Party] shall promptly inform [CERES/IGER] thereof in writing and shall assign its rights and cause its employees and staff members to assign their rights in any such invention to [CERES/IGER]. [Party] shall render such assistance as may be required for assigning any rights [Party] inventors may have in such invention to [CERES/IGER] or [CERES/IGER]’s designee and for protecting such invention, including but not limited to the signing of documents. Any inventor of [Party] will be recognized in patent applications on an invention which is part of the Results in accordance with [U.S./U.K. patent law].

5.3	[CERES/IGER] will have the exclusive right to commercialize any of the Results.
6.	CONFIDENTIALITY. PUBLICATIONS.
6.1	[Party] will treat any and all information and material communicated or transferred to it by [CERES/IGER] pursuant to this Agreement (including but not limited to the CERES/IGER Plant Material) and any Results (including without limitation any progeny, plants, seeds, parts of plants, plant material, or products obtained directly or indirectly from the Plant Material) as strictly confidential and will not use the same for any purpose other than as expressly allowed by this Agreement nor disclose or transfer the same to any third party other than its employees or staff members necessary to carry out the Program and bound by appropriate secrecy and non-use undertakings consistent with [Party’s] obligations under this Agreement.

6.2	[Party] shall take all precautions to prevent theft or pilferage of the Plant Material and any progeny, plants, seeds, parts of plants or plant material obtained directly or indirectly from the Plant Material.

6.3	[Party] will not grant access to any field where Plant Material or any progeny, plants, seeds, parts of plants or plant material obtained directly or indirectly from the Plant Material can be viewed to any third party except with the prior written permission of [CERES/IGER].

6.4	“Publication” and “Publish” shall include any discussion with or presentation to a third party, other than parties referred to in Article 6.1. Examples of Publications include, without limitation: presentation at a conference, submission for publication to a journal, submission of joint proposals, posting information on a website, posters, abstracts, Ph.D. dissertations, and informal oral discussions. Subject to [CERES/IGER]’s prior written approval, which will not unreasonably be withheld, [Party] may proceed to Publication of selected Results provided that: (i) no confidential information of [CERES/IGER] is revealed thereby, (ii) [Party] shall take into account any suggestions which may be formulated by [CERES/IGER], and (iii) at least thirty (30) days prior to the submission to a publisher or presentation to any third party, [Party]

CERES-IGER Collaboration Agreement	Page 35 of 75

delivers copies of the proposed Publication to [CERES/IGER] for review. At [CERES/IGER]’s request, [Party] shall, for a reasonable period up to ninety (90) days from initial delivery to [CERES/IGER], delay revealing any patentable subject matter in the disclosure in order to permit the filing of patent applications. In any Publication, the Parties shall consider joint authorship and acknowledge the contributions and publications of the other as scientifically appropriate.
7.	WARRANTIES. LIMITED LIABILITY
7.1	[Party] acknowledges that the CERES/IGER Plant Material is of an experimental nature and will take all reasonable precautions to prevent any damage or injury by the CERES/IGER Plant Material and any progeny, plants, parts of plants, plant material, seeds or products derived therefrom.

7.2	[Party] warrants that the CERES/IGER Plant Material will exclusively and restrictedly be used under suitable containment conditions, and in accordance with all applicable regulations, and it will not be used on human subjects. In addition, [Party] will strictly comply with any planting distance, isolation and similar requirements set forth in ANNEX I. [Party] will obtain any authorizations or permits or proceed to any notifications which may be required for the Program activities, [Party] will inform [CERES/IGER] in writing, within thirty (30) days from the Effective Date, of any such requirements and certify its compliance with same.

7.3	[CERES/IGER] declines any liability for any damage which may be caused by the CERES/IGER Plant Material or the Program activities or Results to [Party] or any third party.

7.4	Neither Party shall be liable for indirect, special, remote, incidental or consequential damages or loss of profit in connection with this Agreement or its implementation.
8.	GENERAL CONDITIONS
8.1	Amendments: This Agreement, including its annexes, may only be amended by a written document signed by duly authorized representatives of the Parties.

8.2	Ambiguities: In case of ambiguity between this Agreement and its annexes, the contents of the agreement shall prevail.

8.3	Number of copies: This Agreement including its annexes is being made in two (2) copies, one for each Party.

8.4	Assignment / Subcontracts: [CERES/IGER] has concluded this Agreement with [Party] in view of [Party]’s specific qualifications and [Party] shall not have the right to assign any of its rights or obligations under this Agreement nor to sub-contract any part of the Program activities to any third party, except with the prior written approval of [CERES/IGER]. [CERES/IGER] has the right to assign its rights and obligations under this Agreement to any third party. Further, [CERES/IGER] has the right to

CERES-IGER Collaboration Agreement	Page 36 of 75

entrust the implementation of all or part of its obligations under this Agreement to any of its affiliates.

8.5	Equitable Remedies: It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by [Party] and that [CERES/IGER] is entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by [Party] of this Agreement but shall be in addition to all other remedies available at law or equity to [CERES/IGER].

8.6	Governing Law / Jurisdiction: [to be completed]
9.	DURATION
9.1	This Agreement will enter into force on the Effective Date and will remain in full force and effect until the latest of the following dates: (i) the [third] anniversary of the Effective Date, (ii) the date of delivery by [Party] of the last report provided for in this Agreement, or (iii) the dates on which the last payment due by [CERES/IGER] pursuant to this Agreement is made.

9.2	Notwithstanding Article 9.3., [CERES/IGER] will have the right to terminate this Agreement including the Program at any time with [three (3)] months’ prior written notice. In case of such early termination, [CERES/IGER] will pay the remuneration provided in this Agreement up to the effective date of termination, and all costs relating to the implementation of this Agreement which [Party] irrevocably committed to prior to receipt of the notice of termination.

9.3	Either Party will have the rights to terminate this Agreement unilaterally by registered letter addressed to the other Party in case such other Party has committed a breach of any of its obligations under this Agreement and has failed to remedy such breach within thirty (30) days from the receipt of a registered letter specifying the breach.

9.4	The provisions of Articles 2.6, 5, 6, 7.3, 7.4, 8.5 and 8.6 will survive the expiration or termination of this Agreement.
Made in two (2) copies.

[Party]	[Institute of Grassland and Environmental Research] or [Ceres, Inc.]

By:	By:

Name:	Name:

Title:	Title:

By:	By:

Name:	Name:

Title:	Title:

CERES-IGER Collaboration Agreement	Page 37 of 75

ANNEX I
to the Field Trial Agreement between [CERES/IGER] and [Party]
PLANTING / MANAGEMENT PLAN FOR [CERES/IGER] MISCANTHUS EVALUATION TRIAL — [Party]
Trial Scope and Purpose:
1. Planting Material
2. Program Activities
3. Content and timing of reports

CERES-IGER Collaboration Agreement	Page 38 of 75

ANNEX II
to the Field Trial Agreement between [CERES/IGER] and [Party]
FORM OF RECEIPT FORM
Packing Slip and Receipt Form
for material transferred pursuant to the Field Trial Agreement dated [x] between [CERES/IGER] and [Party].
The undersigned [Party/[CERES/IGER]] signatory certifies that the material and related information set forth hereinafter are included in the shipment with which this form is enclosed.
The undersigned [Party/[CERES/IGER]] signatory acknowledges having received in good order the material and related information set forth hereinafter.
[Include description of material and related information.]
THIS MATERIAL AND RELATED INFORMATION ARE TRANSFERRED ONLY FOR USE IN COMPLIANCE WITH THE ABOVE MENTIONED FIELD TRIAL AGREEMENT. CONFIDENTIALITY OBLIGATIONS APPLY.

For sending/receipt,	For receipt/sending,

Signature:	Signature:

Date:	Date:

Name:	Name:

Title:	Title:
[CERES/IGER]	[Party]

CERES-IGER Collaboration Agreement	Page 39 of 75

FIELD TRIAL AGREEMENT
(Non transgenic. No payment. Academic.)
1.	THE PARTIES

This Agreement is made effective on [date] (“Effective Date”) by and between [Ceres, Inc., a Delaware corporation with principal offices at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320, United States of America] or [Institute of Grassland and Environmental Research, a company limited by guarantee, registered in England No. 473456 and a registered Charity No. 272150, having an office at Plas Gogerddan, Aberystwyth, Ceredigion, SY23 3EB, United Kingdom] hereinafter “[CERES/IGER],” and [Party information to be completed], hereinafter “[Party].”

WHEREAS, [CERES/IGER] wishes to obtain information from field trialing certain CERES/IGER plant material;

WHEREAS, [Party] wishes to include CERES/IGER’s plant material in field trials in consideration of its scientific interest in the observations to be made in such trials and the right to publish certain observations, all subject to the terms and conditions of this Agreement;

[or other introduction as appropriate]

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, [CERES/IGER] and [Party] hereby agree as follows:

2.	FIELD TRIAL PROGRAM
2.1	[CERES/IGER] will deliver to [Party] seeds or other propagating material as described in ANNEX I and related information (jointly referred to as the “CERES/IGER Plant Material”). The delivery conditions are set forth in ANNEX I. Promptly upon receipt of the CERES/IGER Plant Material, Party will sign and return the Receipt Form, in the preferred format attached as ANNEX II to this Agreement, to [CERES/IGER] (attn: [responsible person at CERES/IGER]).

2.2	[Party] agrees to perform the activities defined in ANNEX I which shall be referred to hereinafter as the “Program.” With reasonable notice [CERES/IGER] may change the activities to be performed in the Program. If such changes do not result in additional work to be performed by [Party], but consist for example of changes in experimental design or in observations to be made or in information to be included in reports, they shall be set forth in a written document provided by [CERES/IGER] to [Party] which will be attached to ANNEX I and form part of it. If such changes result in additional work to be performed by [Party], they shall be set forth in an amendment to this Agreement signed by both Parties. [CERES/IGER] will consider any suggestions for changes in the Program which [Party] may suggest.

2.3	In performing the Program activities [Party] undertakes to comply with the work plan and time schedule set forth in ANNEX I.

CERES-IGER Collaboration Agreement	Page 40 of 75

2.4	[Party] undertakes only to use the CERES/IGER Plant Material or any part, progeny or seeds thereof for performing the Program activities to be carried out under the Program and not for any other purpose. Specifically, but without limitation, [Party] shall not use the Plant Material or any progeny, plants, parts of plants, plant material, seeds or products derived therefrom in any form of reselection, breeding, sexual crossing, seed production, back crossing, tissue culturing, mutagenesis, genetic transformation or any biotechnological process, except as specifically approved in this Agreement.

2.5	The CERES/IGER Plant Material will be used only on fields and at premises under the control of [Party] and identified in ANNEX I.

2.6	Upon termination of the Program, [Party] will, at the option of [CERES/IGER], (i) allow [CERES/IGER] to remove any Plant Material and any progeny, plants, plant material, seeds or products obtained in the Program or (ii) destroy any remaining CERES/IGER Plant Material and any plants, plant material and seeds obtained under the Program within fifteen (15) days from [CERES/IGER]‘s request to destroy, and will send [CERES/IGER] forthwith an attestation of such destruction.

2.7	Subject to giving at least one day’s prior written notice in writing or by email to [Party], [CERES/IGER] and [CERES/IGER] invitees will have the right to visit the fields where Program activities are being conducted at any time, to make observations and to collect samples.
3.	REPORTS
3.1	[Party] shall send [CERES/IGER] detailed written reports on the implementation of the Program activities and the observations made and results obtained during the implementation of the Program. The frequency of the reports and the type of information to be included in same is set forth in ANNEX I.

3.2	During the entire Program, [Party] will promptly communicate to [CERES/IGER] any information on the Program activities or the results obtained or observed that [CERES/IGER] may ask. Between reports, [Party] will also spontaneously communicate to [CERES/IGER] any unexpected observations or results.
4.	REMUNERATION. PAYMENT

No remuneration will be due.
5.	OWNERSHIP. INTELLECTUAL PROPERTY RIGHTS. EXPLOITATION
5.1	This Agreement does not bring any change to the ownership and intellectual property rights relating to the CERES/IGER Plant Material. [Party] acknowledges that the CERES/IGER Plant Material may be covered by patents or patent applications of [CERES/IGER].

5.2	[CERES/IGER] will exclusively own any plants, parts of plants, plant material, seeds, information, data, technology, or other findings or inventions resulting from the

CERES-IGER Collaboration Agreement	Page 41 of 75

Program that relate to the CERES/IGER Plant Material (hereinafter “Results”). [CERES/IGER] will have the exclusive rights to protect any of the Results through patents or plant variety protection rights or similar protection, and any intellectual property rights arising therefrom will belong exclusively to [CERES/IGER]. In case [Party] has made or contributed to any invention forming part of the Results, [Party] shall promptly inform [CERES/IGER] thereof in writing and shall assign its rights and cause its employees and staff members to assign their rights in any such invention to [CERES/IGER]. [Party] shall render such assistance as may be required for assigning any rights [Party] inventors may have in such invention to [CERES/IGER] or [CERES/IGER]‘s designee and for protecting such invention, including but not limited to the signing of documents. Any inventor of [Party] will be recognized in patent applications on an invention which is part of the Results in accordance with [U.S./U.K. patent law].

5.3	[CERES/IGER] will have the exclusive right to commercialize any of the Results.
6.	CONFIDENTIALITY. PUBLICATIONS.
6.1	[Party] will treat any and all information and material communicated or transferred to it by [CERES/IGER] pursuant to this Agreement (including but not limited to the CERES/IGER Plant Material) and any Results (including without limitation any progeny, plants, seeds, parts of plants, plant material, or products obtained directly or indirectly from the Plant Material) as strictly confidential and will not use the same for any purpose other than as expressly allowed by this Agreement nor disclose or transfer the same to any third party other than its employees or staff members necessary to carry out the Program and bound by appropriate secrecy and non-use undertakings consistent with [Party’s] obligations under this Agreement.

6.2	[Party] shall take all precautions to prevent theft or pilferage of the Plant Material and any progeny, plants, seeds, parts of plants or plant material obtained directly or indirectly from the Plant Material.

6.3	[Party] will not grant access to any field where Plant Material or any progeny, plants, seeds, parts of plants or plant material obtained directly or indirectly from the Plant Material can be viewed to any third party except with the prior written permission of [CERES/IGER].

6.4	“Publication” and “Publish” shall include any discussion with or presentation to a third party, other than parties referred to in Article 6.1. Examples of Publications include, without limitation: presentation at a conference, submission for publication to a journal, submission of joint proposals, posting information on a website, posters, abstracts, Ph.D. dissertations, and informal oral discussions. Subject to [CERES/IGER]‘s prior written approval, which will not unreasonably be withheld, [Party] may proceed to Publication of selected Results provided that: (i) no confidential information of [CERES/IGER] is revealed thereby, (ii) [Party] shall take into account any suggestions which may be formulated by [CERES/IGER], and (iii) at least thirty (30) days prior to the submission to a publisher or presentation to any third party, [Party]

CERES-IGER Collaboration Agreement	Page 42 of 75

delivers copies of the proposed Publication to [CERES/IGER] for review. At [CERES/IGER]‘s request, [Party] shall, for a reasonable period up to ninety (90) days from initial delivery to [CERES/IGER], delay revealing any patentable subject matter in the disclosure in order to permit the filing of patent applications. In any Publication, the Parties shall consider joint authorship and acknowledge the contributions and publications of the other as scientifically appropriate.
7.	WARRANTIES. LIMITED LIABILITY
7.1	[Party] acknowledges that the CERES/IGER Plant Material is of an experimental nature and will take all reasonable precautions to prevent any damage or injury by the CERES/IGER Plant Material and any progeny, plants, parts of plants, plant material, seeds or products derived therefrom.

7.2	[Party] warrants that the CERES/IGER Plant Material will exclusively and restrictedly be used under suitable containment conditions, and in accordance with all applicable regulations, and it will not be used on human subjects. In addition, [Party] will strictly comply with any planting distance, isolation and similar requirements set forth in ANNEX I. [Party] will obtain any authorizations or permits or proceed to any notifications which may be required for the Program activities, [Party] will inform [CERES/IGER] in writing, within thirty (30) days from the Effective Date, of any such requirements and certify its compliance with same.

7.3	[CERES/IGER] declines any liability for any damage which may be caused by the CERES/IGER Plant Material or the Program activities or Results to [Party] or any third party.

7.4	Neither Party shall be liable for indirect, special, remote, incidental or consequential damages or loss of profit in connection with this Agreement or its implementation.
8.	GENERAL CONDITIONS
8.1	Amendments: This Agreement, including its annexes, may only be amended by a written document signed by duly authorized representatives of the Parties.

8.2	Ambiguities: In case of ambiguity between this Agreement and its annexes, the contents of the agreement shall prevail.

8.3	Number of copies: This Agreement including its annexes is being made in two (2) copies, one for each Party.

8.4	Assignment / Subcontracts: [CERES/IGER] has concluded this Agreement with [Party] in view of [Party]‘s specific qualifications and [Party] shall not have the right to assign any of its rights or obligations under this Agreement nor to sub-contract any part of the Program activities to any third party, except with the prior written approval of [CERES/IGER]. [CERES/IGER] has the right to assign its rights and obligations under this Agreement to any third party. Further, [CERES/IGER] has the right to

CERES-IGER Collaboration Agreement	Page 43 of 75

entrust the implementation of all or part of its obligations under this Agreement to any of its affiliates.

8.5	Equitable Remedies: It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by [Party] and that [CERES/IGER] is entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by [Party] of this Agreement but shall be in addition to all other remedies available at law or equity to [CERES/IGER].

8.6	Governing Law / Jurisdiction: [to be completed]
9.	DURATION
9.1	This Agreement will enter into force on the Effective Date and will remain in full force and effect until the latest of the following dates: (i) the [third] anniversary of the Effective Date, (ii) the date of delivery by [Party] of the last report provided for in this Agreement, or (iii) the dates on which the last payment due by [CERES/IGER] pursuant to this Agreement is made.

9.2	Notwithstanding Article 9.3., [CERES/IGER] will have the right to terminate this Agreement including the Program at any time with [three (3)] months’ prior written notice.

9.3	Either Party will have the rights to terminate this Agreement unilaterally by registered letter addressed to the other Party in case such other Party has committed a breach of any of its obligations under this Agreement and has failed to remedy such breach within thirty (30) days from the receipt of a registered letter specifying the breach.

9.4	The provisions of Articles 2.6, 5, 6, 7.3, 7.4, 8.5 and 8.6 will survive the expiration or termination of this Agreement.
Made in two (2) copies.

[Party]	[Institute of Grassland and Environmental Research] or [Ceres, Inc.]

By:	By:

Name:	Name:

Title:	Title:

By:	By:

Name:	Name:

Title:	Title:

CERES-IGER Collaboration Agreement	Page 44 of 75

ANNEX I
to the Field Trial Agreement between [CERES/IGER] and [Party]
PLANTING / MANAGEMENT PLAN FOR [CERES/IGER] MISCANTHUS EVALUATION TRIAL — [Party]
Trial Scope and Purpose:
1. Planting Material
2. Program Activities
3. Content and timing of reports

CERES-IGER Collaboration Agreement	Page 45 of 75

ANNEX II
to the Field Trial Agreement between [CERES/IGER] and [Party]
FORM OF RECEIPT FORM
Packing Slip and Receipt Form
for material transferred pursuant to the Field Trial Agreement dated [x] between [CERES/IGER] and [Party].
The undersigned [Party/[CERES/IGER]] signatory certifies that the material and related information set forth hereinafter are included in the shipment with which this form is enclosed.
The undersigned [Party/[CERES/IGER]] signatory acknowledges having received in good order the material and related information set forth hereinafter.
[Include description of material and related information.]
THIS MATERIAL AND RELATED INFORMATION ARE TRANSFERRED ONLY FOR USE IN COMPLIANCE WITH THE ABOVE MENTIONED FIELD TRIAL AGREEMENT. CONFIDENTIALITY OBLIGATIONS APPLY.

For sending/receipt,	For receipt/sending,

Signature:	Signature:

Date:	Date:

Name:	Name:

Title:	Title:
[CERES/IGER]	[Party]

CERES-IGER Collaboration Agreement	Page 46 of 75

To:	Name:	(the “Recipient”)

	Organisation:	(“the Recipient Institution”)

Address:
Material Transfer Agreement — Biological Material for Research Purposes
You have requested that the Institute of Grassland & Environmental Research (IGER) provides you with the Biological Material listed in the Schedule. In consideration of providing the Biological Material, IGER asks you, and you agree, to observe the following conditions, for a period of ten years from the date hereof:
1.	To use the Biological Material only for the purpose of academic research at the laboratories of the Recipient and not in any collaboration with a third party. More specifically the Biological Material will only be used for the following purpose:

[to be completed]

The Recipient will specifically but without limitation not use the Biological Material for the following purposes:

Generation of plants for use in seed production to increase the volume of seed available; generation of plants for use in any breeding or back crossing experiments; any tissue culture, mutagenesis, genetic transformation or any biotechnological process, except if expressly defined as the purpose of this Agreement.

The Biological Material will not be used for production of a commercial product, or for patent purposes or for applications for plant variety rights.

2.	Not to provide samples of the Biological Material or samples of material extracted from or derived from the Biological Material or any technical information relating thereto, to third parties without specific written permission from IGER. Samples may only be provided to members of your immediate research team, who undertake to respect these conditions.

3.	Not without IGER’s prior written permission (which shall not be unreasonably refused) to disclose to any third party or publish details of the Biological Material, its manufacture or use, or details of any other material that could not have been made but for the Biological Material, or information on results obtained through the use of the Biological Material and to acknowledge the source of the Biological Material in any such publication for which permission is granted. The Recipient must provide IGER any proposed publication at least thirty (30) days prior to submission. IGER will review such proposed publication for the need of intellectual property protection and/or to identify any inadvertent disclosure of proprietary information. If necessary, the Recipient agrees to (i) delay publication by no more than sixty (60) days to enable the filing of an application for intellectual property protection and/or (ii) remove any proprietary information identified by IGER.

CERES-IGER Collaboration Agreement	Page 47 of 75

4.	The Recipient acknowledges that the Biological Material and any material or information obtained through the use thereof shall always remain the property of IGER. Upon completion of the research activities defined herein, the Recipient shall, at the option of IGER, (i) return to IGER all unused Biological Material supplied by IGER and all materials, regardless of type, produced from the Biological Material or (ii) destroy all unused Biological Material supplied by IGER and all materials, regardless of type, produced from the Biological Material.

5.	The Recipient will not obtain, and will not attempt to obtain patent coverage on the Biological Material or on any use of the Biological Material or on any other material or information that could not have been made or obtained but for the Biological Material.

6.	The Recipient agrees promptly to disclose to IGER all information relating to research performed using the Biological Material and all information relating to any modifications or improvements of the Biological Material or any material derived from the Biological Material. [specific reporting obligations to be included]

7.	The Recipient and Recipient Institution will use the Biological Material in compliance with all applicable laws and regulations including current health and safety guidelines for work with recombinant DNA (if applicable) and for transport of materials and protection of the environment. The Recipient and Recipient Institution agree to waive all claims against IGER and to defend and Indemnify IGER from all claims and damages asserted by third parties arising from the use, storage, handling and disposal of the Biological material by the Recipient.

8.	The Biological Material is experimental in nature and is provided without any warranties express or implied, including any warranties of merchantability or fitness for any purpose.

9.	IGER makes no representation that the use of the Biological Material will not infringe any patent or other intellectual property right and the Recipient hereby indemnifies IGER from and against all actions, claims, proceedings or demands which may be brought against IGER by third parties in respect of the infringement of any intellectual property right arising out of the Recipient’s’ exercising of its rights under this Agreement.

10.	The Recipient shall ensure that its employees, officers and agents comply with the obligations imposed upon the Recipient by this Agreement as if personally bound by such obligations.
The Schedule
[to be completed]

CERES-IGER Collaboration Agreement	Page 48 of 75

Recipient Institution:	Recipient:

Signature:	Signature:

Name:	Name:

Position:	Date:

Date:

Signed for and on behalf of IGER:
Signature:
Name: P.A. Fentem
Title: Institute Business Manager
Date:

CERES-IGER Collaboration Agreement	Page 49 of 75

EXHIBIT D
to the Collaboration Agreement between IGER and CERES
EXTERNAL FUNDING
•	Defra project NF0426 The genetic improvement of miscanthus for Biomass

1 April 2004 — 31 March 2009 — see EXHIBIT E

•	Energy crops in the Atlantic space: Possibilities for large scale implementation Interreg IIIB Atlantic Area

1 January 2004 — 31 December 2007 — see EXHIBIT E

•	Supergen — Biomass, Biofuels and Energy Crops Consortium

1 April 2003 — 31 March 2007 — see EXHIBIT E

•	BBSRC project: Optimising the development of the energy grass Miscanthus through manipulation of flowering time

1 April 2007 — 31 March 2011 — see EXHIBIT E

CERES-IGER Collaboration Agreement	Page 50 of 75

EXHIBIT E
to the Collaboration Agreement between IGER and CERES
EXISTING AGREEMENTS
Title: Defra project NF 0426 ‘The genetic improvement of miscanthus for biomass’
Duration: 1/4/04 — 31/3/09
Partners: PRI
Scope and roles of partners
1.	Assessment of genetic resources available in UK and elsewhere for yield, canopy development, flowering time (IGER) overwintering and combustion quality (PRI)

2.	Hybridisation and selection based on general and specific combining ability of diploid accessions (IGER, PRI)

3.	Hybridisation of diploid and tetraploid accessions to produce new sterile triploid hybrids (IGER)

4.	Improvement of breeding efficiency based on early morpho-physiological prediction of productivity and persistence and indirect measurement of chemical composition (IGER)

5.	The production of large trait mapping populations and identification of a realistic cost effective road map to more efficient breeding through the development of marker-assisted selection (IGER,PRI)

6.	Identification with Defra of the exploitation route in UK and Europe taking into account expertise in large scale production and marketing (IGER,PRI)
Material and information provided and to be provided by IGER: Provision of reports on results to Defra.
Rights of IGER and PRI on results: IP owned by Defra but now being assigned to IGER. Rights to use of results by PRI not specified in contract.
Rights of third parties on any IGER background material/information
IGER materials from China subject to rights of GAGE in royalty sharing and in access for research purposes.
Any exclusivity/non competition
No
Any rights of third parties on results obtained by IGER
Rights of Tinplant with respect to materials developed using their germplasm.
NOTE: any future use of Tinplant germplasm for breeding purposes will be subject to mutual agreement of IGER and CERES.

CERES-IGER Collaboration Agreement	Page 51 of 75

Title: Energy crops in the Atlantic space: Possibilities for large scale implementation Interreg IIIB Atlantic Area
Duration: 1/1/04 — 31/12/07
Partners and roles:
Instituto Superior de Agronomia (Portugal)
Agronomy and harvesting of Cynara, Arundo, Sorghum
Associacao de Prudutores Florestias (Portugal)
Agronomy, harvesting and conversion of Cynara, Arundo and Sorghum
Universidade de Evora (Portugal)
Agronomy, harvesting of Cynara, Sorghum
Instituto Nacional de Engenharia, Tecnologia e Invacao (Portugal)
Gasification and combustion of Cynara, Arunda, Sorghum
Associacao Florestal da Galizia (Spain)
Agronomy, combustion analysis and alcohol production from Cynara, Arunda, Sorghum
Mid-South Roscommon Rural Development Company Ltd (Ireland)
Identify and monitor farm performance of biomass crops including miscanthus, reed canary grass, and willow.
IGER (UK)
Agronomy and chemical composition analysis of miscanthus. Hybrid miscanthus trials.
Scope: Analysis of technical and economic aspects of installation of Cynara cardunculus, Arundo donax, Sorghum bicolor and miscanthus in different regions.
Conversion of biomass by burning and through conversion to alcohol
Material and information provided and to be provided by IGER
Agronomy data, hybrid trial data, chemical composition data.
Rights of parties to results
All project results to be left ‘free of all rights’
Rights of third parties on any Background
None
Any exclusivity/non competition
None
Rights of third parties on results obtained by IGR outside of agreement activities
None

CERES-IGER Collaboration Agreement	Page 52 of 75

Title: Supergen — Biomass, Biofuels and Energy Crops Consortium
Duration: 1/4/03 — 31.3.07
Scope: Feedstock options and meeting criteria of fuel quality for willow, miscanthus, reed canary grass and switch grass.
Conversion and energy generation — pyrrolysis and combustion
Economics and market issues
Integration of fuel production, conversion and end use
Environmental issues
Partners and roles
University of Leeds
Combustion behaviour of buiomass
Aston University
Mass pyrrolysis for biooil
University of Sheffield
Modelling combustion processes
University of Ulster
Techno-economics of combustion and pyrrolysis
Cranfield University
Corrosion in combustion
University of Manchester
Socio-economic analysis
Rothamsted Research
Agronomy (fertilizer requirements) of reed canary grass, switch grass and miscanthus
Alston Power Ltd
Combustion
Bical Ltd
Miscanthus agronomy
E.ON UK Ltd
Combustion
Rural Regeneration Ltd
Environmental impact

CERES-IGER Collaboration Agreement	Page 53 of 75

IGER
Materials and information provided by IGER
Lolium, Dactylis and Festuca material. NIRS calibrations for lignin, ADF and NDF for miscanthus (material sourced from European Miscanthus Initiative)
Rights of IGER and other parties on results
All parties own their own Resulting IP.
Partners must make their Resulting IP available to other partners for research purposes
Subject to agreement on commercial terms partners grant each other non-exclusive license to use their IP for commercial purposes
A partner can not unreasonably refuse access on reasonable terms to a second partner to its IP if access is necessary for that second partner to commercialise its own IP
Rights to IGER Background
Partners may use IGER’s Background for purposes of project and for internal research purposes
IGER’s Background may be made available to another partner for commercial purposes subject to commercial terms
IGER’s Background to be licensed on fair and reasonable terms when necessary for another partner to commercially exploit its own Resulting IP.
Exclusivity/non competition
Should partners wish to exploit their own resulting IP with a third party (outside consortium) during the duration of the project, that party must notify the other partners.
Ay rights of third parties/partners on results obtained outside of agreement activities
None

CERES-IGER Collaboration Agreement	Page 54 of 75

Title: BBSRC project: Optimising the development of the energy grass Miscanthus through manipulation of flowering time
Duration: 1/4/07 — 31/3/11
Scope: Identification of genes involved in flowering time of the two parents of Miscanthus X giganteus
Roles of partners:
IGER — Assessment of flowering time of miscanthus populations in the Field. Association of flowering time and senescence QTL with miscanthus Genes. Identify miscanthus genes which are homologues of Arabidopsis, maize and rice flowering genes. Build genetic maps around these genes and map flowering time QTL

Rothamsted — Assessment of flowering times of miscanthus populations in the field
Materials and information provided and to be provided by IGER:
A range of miscanthus genotypes from Japan, China and Taiwan to be characterised at field sites at IGER and Rothamsted. M siniensis mapping family will also be assessed at IGER and Rothamsted. IGER mapping data will be made publicly available through a database which is part of the BBSRC cross institute programme on monocot genetics.
Rights of parties to results
Each party owns the IP on the results it produces
Rights of third parties to any background
Rights of GAGE to collection covered in GAGE agreement
Exclusivity/non competition
None
Rights of third parties on IGER results outside of agreement activities
None

CERES-IGER Collaboration Agreement	Page 55 of 75

EXHIBIT F
to the Collaboration Agreement between IGER and CERES
PRODUCTION AND COMMERCIALIZATION ACTIVITIES
CERES will:
1.	Identify growers and establish grower contracts

2.	Lease, build or buy production facility

3.	Establish quality testing capability

4.	Establish a sales force and distribution network and/or distribution through existing distribution systems and/or establish any other commercialization system.
CERES shall provide to IGER a detailed, written annual report on its activities in furtherance of the obligations of this EXHIBIT, such report shall be due at or about March 31 of each year. In addition, upon the request of IGER at any time, CERES will discuss the progress and results achieved in regard to such activities; provided however, such contacts and discussions shall be reasonable in frequency and duration so as not to be disruptive to the respective operations of either Party.

CERES-IGER Collaboration Agreement	Page 56 of 75

EXHIBIT G
to the Collaboration Agreement between IGER and CERES
MODEL LICENSE AGREEMENT FOR NON-TRANSGENIC VARIETIES / NON-UK
EXCLUSIVE LICENSE AGREEMENT FOR [VARIETY X]
     THIS AGREEMENT is made this ___ day of _________, 20— (“Effective Date”), by and between INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH (“IGER”), a company limited by guarantee, registered in England No. 473456 and a registered Charity No. 272150, having an office at Plas Gogerddan, Aberystwyth, Ceredigion, SY23 3EB, United Kingdom and CERES, INC. (“CERES”), a Delaware corporation, having an office at 1535 Rancho Conejo Blvd., Thousand Oaks, California 91320, United States of America.
     WHEREAS, CERES and IGER entered into a COLLABORATION AGREEMENT, (“CA”), that contemplates a long-term research relationship by and between the Parties for the enhancement and improvement of COLLABORATION CROPS (as defined in the CA) for biomass crops;
     WHEREAS, CERES and IGER have jointly developed and jointly own a new MISCANTHUS variety [X] pursuant to SCHEDULE [1] to the CA;
     WHEREAS, CERES wishes to commercialize MISCANTHUS variety [X];
WHEREAS, CERES has the ability to assume production of and to commercialize MISCANTHUS variety [X] and wishes to receive an exclusive, world-wide license (except in the United Kingdom) to produce, use, sell and commercially exploit MISCANTHUS variety [X];
     WHEREAS, in accordance with the provisions of the CA concerning the commercialization of MISCANTHUS varieties jointly developed and jointly owned by the Parties under the CA, the Parties have developed this Agreement and its terms in accordance with the terms and obligations set forth in the CA;
     WHEREAS, CERES and IGER recognize that the rights intended to be granted hereunder can be a strong incentive for CERES to risk money and other resources needed to produce, use, sell and commercially exploit MISCANTHUS for wide public enjoyment;
     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:
1.	DEFINITIONS.
     1.1 “MISCANTHUS” is defined as “COLLABORATION CROPS” in the CA, and such definition is incorporated by reference herein.

CERES-IGER Collaboration Agreement	Page 57 of 75

     1.2 “LICENSED VARIETY” shall mean the [NAME] MISCANTHUS variety jointly developed by the Parties pursuant to SCHEDULE [1] to the CA and released, jointly by IGER and CERES, pursuant to the terms of SCHEDULE [1].
     1.3 “VARIETY RELEASE DATE” shall mean the date the LICENSED VARIETY was released pursuant to the terms of SCHEDULE [1].
     1.4 “TERRITORY” shall mean all countries of the world except the United Kingdom.
     1.5 “COMMERCIAL PROPAGULE” shall mean [propagules — seed — reproductive material] of MISCANTHUS that is sold for purposes other than the production of propagating material.
     1.6 “INTELLECTUAL PROPERTY RIGHTS” shall mean all rights in any plant variety, patent, plant breeders rights, registration or equivalent intellectual property protection, or any applications thereof, for the LICENSED VARIETY, which may be filed in any jurisdiction in the TERRITORY, with the exception of TRADEMARKS. INTELLECTUAL PROPERTY RIGHTS, when applied for or granted, will be set forth in ANNEX I.
     1.7 “JOINT INTELLECTUAL PROPERTY” is defined in the CA, and such definition is incorporated by reference herein. Any and all JOINT INTELLECTUAL PROPERTY licensed under this Agreement shall be set forth in ANNEX I.
     1.8 “IGER INTELLECTUAL PROPERTY” is defined in the CA, and such definition is incorporated by reference herein. Any and all IGER INTELLECTUAL PROPERTY licensed under this Agreement shall be set forth in ANNEX I.
     1.9 “OTHER RESEARCH RESULTS” is defined in the CA, and such definition is incorporated by reference herein.
     1.10 “BACKGROUND INTELLECTUAL PROPERTY” is defined in the CA, and such definition is incorporated by reference herein. Any and all IGER BACKGROUND INTELLECTUAL PROPERTY licensed under this Agreement shall be set forth in ANNEX I.
     1.11 “TRADEMARK” shall mean any trademark, trade name or logo owned by CERES and intended for use with a LICENSED VARIETY.
     1.12 “COMMERCIAL NAME” shall mean the complete, preferred name of a LICENSED VARIETY under which a specific LICENSED VARIETY will be marketed and sold.
     1.13 “NET SALES” shall mean the actual wholesale price for COMMERCIAL PROPAGULES of the LICENSED VARIETY received by CERES or any AFFILIATED COMPANY for the sale of such propagules, excluding propagating material for further production of propagating material, less any (a) customary trade, quantity, or cash discounts; (b) amounts repaid or credited by reason of rejection or return; (c) any sales, use, tariff, customs duties, V.A.T. and/or other taxes, duties and similar governmental assessments (except taxes based on income); (d) outbound transportation, shipping, packing, costs of insurance in transit paid by CERES or an AFFILIATED COMPANY; and (e) cost of any coating materials that may have been applied to the COMMERCIAL PROPAGULES.

CERES-IGER Collaboration Agreement	Page 58 of 75

Where there is no identifiable sale price or when a LICENSED VARIETY is sold to other than bona fide, arms length customers of CERES or any AFFILIATED COMPANY, CERES or the AFFILIATED COMPANY shall be deemed to have received an amount of NET SALES calculated based on the final sale of the COMMERCIAL PROPAGULES (wholesale level) to an independent third party, usually referred to as net wholesale price payable by dealers. If no such current price is available, a hypothetical fair market value price will be determined by the Parties jointly in good faith for the purpose of calculating NET SALES. Further, TRAIT FEES, if any, shall be added to NET SALES.
     1.14 “TRAIT FEE” shall mean any upfront or annual fee collected by CERES or any AFFILIATED COMPANY in conjunction with NET SALES as an additional remuneration for the sale of COMMERCIAL PROPAGULES that have a particular valuable non-transgenic trait or characteristic.
     1.15 “LICENSE INCOME” shall mean the amount actually received by either CERES or any AFFILIATED COMPANY in consideration for the grant of SUBLICENSES to SUBLICENSEES that are not AFFILIATED COMPANIES to produce and sell COMMERCIAL PROPAGULES of the LICENSED VARIETY, including up-front fees, lump sum payments and any running royalties on a product-by-product and jurisdiction-by-jurisdiction basis.
     *NOTE: definitions of NET SALES and LICENSE INCOME may vary in function of the business models that may be developed
     1.16 “AFFILIATED COMPANY” shall mean any company owned or controlled by, under common control with or controlling CERES, “control” meaning in this context the direct or indirect ownership of more than fifty percent (50%) of the voting stock/shares of a company, or the power to nominate at least half of the directors.
     1.17 “SUBLICENSE” shall mean any sublicense granted (a) by CERES to an AFFILIATED COMPANY or (b) by CERES or an AFFILIATED COMPANY to any third party (“SUBLICENSEE”), as authorized by this Agreement, to produce and sell a LICENSED VARIETY (or LICENSED VARIETIES).
     1.18 “MARKETING PLAN” shall mean a detailed written plan for production, distribution, sale and promotion of the LICENSED VARIETY prepared by or on behalf of CERES and submitted to IGER. Each MARKETING PLAN shall include at least the information outlined in ANNEX II. Actual, adopted MARKETING PLANS shall be attached as further annexes to this Agreement as adopted.
2.	GRANT OF LICENSE.
     2.1 IGER hereby grants CERES under IGER’S interest in any JOINT INTELLECTUAL PROPERTY and OTHER RESEARCH RESULTS, the IGER INTELLECTUAL PROPERTY set forth in ANNEX I, and the IGER BACKGROUND INTELLECTUAL PROPERTY set forth in ANNEX I:
(a)	the exclusive right and license to produce COMMERCIAL PROPAGULES of the LICENSED VARIETY in the TERRITORY, including intermediate propagation material; and

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(b)	the exclusive right and license to use, sell and commercially exploit the COMMERCIAL PROPAGULES of the LICENSED VARIETY in the TERRITORY.
     2.2 Sublicenses. CERES shall have the right to grant SUBLICENSES within the TERRITORY provided that:
(a)	The terms and obligations of any such SUBLICENSE shall be consistent with the terms and obligations of this Agreement;
(b)	CERES shall deliver to IGER (under an obligation of confidentiality) a written summary of each SUBLICENSE agreement, which shall include the name and address of the SUBLICENSEE, scope of the SUBLICENSE, exclusive/non-exclusive status, territory, remuneration, reporting and diligence obligations, if any. This summary shall be provided within thirty (30) days after execution, modification or termination of the summarized agreement; and
(c)	CERES will use commercially reasonable efforts to collect any and all amounts due to CERES under any SUBLICENSE for the sale of COMMERCIAL PROPAGULES of the LICENSED VARIETY.
     2.3 Nothing in this Agreement shall be construed as conferring by implication, estoppel, or otherwise any license or rights under any INTELLECTUAL PROPERTY RIGHTS, whether owned by IGER or licensed to IGER, other than the one(s) expressly set forth in this Agreement.
3.	INTELLECTUAL PROPERTY RIGHTS.
     3.1 CERES will prepare and file, in accordance with its best judgment, any and all applications for plant variety rights or other forms of intellectual property protection or variety registration for the LICENSED VARIETY in the United States and/or Europe. Applications for plant variety rights shall be filed in the joint names of CERES and IGER. At CERES’ discretion, plant variety rights and/or other forms of intellectual property protection may be filed in any other jurisdiction in the TERRITORY.
     3.2 If CERES intends to abandon any plant variety rights, pending or granted in any jurisdiction, CERES shall first give sufficient written notice to IGER to permit IGER the opportunity to assume such filing, examination and/or maintenance.
     3.3 CERES and IGER will consult with regard to INTELLECTUAL PROPERTY RIGHTS.
     3.4 The obligations of this Article 3.4 shall not apply to any jurisdictions in which CERES has elected not to apply for intellectual property protection. CERES and IGER shall avoid carrying out any act that would prejudice the grant of INTELLECTUAL PROPERTY RIGHTS. Without limitation, neither Party shall make available reproductive material of the LICENSED VARIETY at a date or in a manner that might jeopardize the right to seek INTELLECTUAL PROPERTY RIGHTS protection for the LICENSED VARIETY. CERES, whether directly or through any SUBLICENSEE, shall not sell any propagules of the LICENSED VARIETY until such time as the requirements for INTELLECTUAL PROPERTY RIGHTS have been established.

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     3.5 CERES shall use all reasonable endeavors to ensure in any sales jurisdiction of the TERRITORY in which INTELLECTUAL PROPERTY RIGHTS exist that all bags or containers supplied by CERES and any SUBLICENSEE containing only propagules of such LICENSED VARIETY are clearly labeled to show that the LICENSED VARIETY is protected by INTELLECTUAL PROPERTY RIGHTS.
4.	LICENSED VARIETY CONSIDERATION.
     4.1 In partial consideration for the rights granted in this Agreement, CERES shall be responsible for any and all fees and expenses incurred in filing, examining, certifying and maintaining any INTELLECTUAL PROPERTY RIGHTS for the LICENSED VARIETY, subject to the provisions of Article 3.
     4.2 In partial consideration for the rights granted in this Agreement, CERES agrees to pay to IGER, on behalf of CERES and any AFFILIATED COMPANY, for the LICENSED VARIETY, a royalty of:
4.2.1	on NET SALES
(a)	[***] percent ([***]%) of NET SALES if the LICENSED VARIETY constitutes IGER INTELLECTUAL PROPERTY, where the genotype exists before the Effective Date of the CA, no further breeding or selection is required after the Effective Date of the CA, and the LICENSED VARIETY is propagated by rhizomes;
(b)	[***] percent ([***]%) of NET SALES if the LICENSED VARIETY constitutes IGER INTELLECTUAL PROPERTY, in all cases not included in Article 4.2.1 (a); or
(c)	[***] percent ([***]%) of NET SALES if the LICENSED VARIETY constitutes JOINT INTELLECTUAL PROPERTY.
4.2.2	on LICENSE INCOME
(a)	[x percentage to be determined in function of the business model] of LICENSE INCOME if the LICENSED VARIETY constitutes IGER INTELLECTUAL PROPERTY, where the genotype exists before the Effective Date of the CA, no further breeding or selection is required after the Effective Date of the CA, and the LICENSED VARIETY is propagated by rhizomes;
(b)	[[***] x%] of LICENSE INCOME if the LICENSED VARIETY constitutes IGER INTELLECTUAL PROPERTY, in all cases not included in Article 4.2.2 (a); or

(c)	[[***] x%] of LICENSE INCOME if the LICENSED VARIETY constitutes JOINT INTELLECTUAL PROPERTY.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

     4.3 In addition to the royalty provided in Article 4.2, CERES agrees to pay a royalty on NET SALES of the LICENSED VARIETY equal to the royalty due, on the basis of the Convention on Biological Diversity, by IGER to the country or countries where the material on which the LICENSED VARIETY is based has been collected, up to a maximum of [***] percent ([***]%) of NET SALES, and an equivalent additional royalty on LICENSE INCOME to be determined.
     4.4 Where any royalty payments are subject to a withholding tax, CERES shall pay the net royalty and shall provide to IGER proper certificates for such withholding tax.
     4.5 All sums payable by CERES to IGER under this Agreement shall be payable in United States dollars. Royalties shall be payable by March 31 of each year with respect to the NET SALES and LICENSE INCOME received by CERES and any AFFILIATED COMPANIES in the preceding calendar year. Payments shall be made by check to the following address:
Institute Secretary
Institute of Grassland and Environmental Research
Plas Gogerddan
Aberystwyth
Ceredigion
SY23 3EB
United Kingdom
     Such payments shall be accompanied by a written report setting forth the production volumes and sales by CERES, and each SUBLICENSEE, of COMMERCIAL PROPAGULES during the calendar year, permitted exclusions, NET SALES, LICENSE INCOME and the royalties due.
     4.6 Payments required under this Agreement shall, if overdue, bear interest at a per annum rate of one percent (1%) above the prime interest rate in effect on the due date, as reported in the Wall Street Journal, from the date the payment is due until it is received.
5.	DENOMINATIONS, VARIETY NAMES, TRADE MARKS.
     5.1 The Parties acknowledge that the denomination for the subject variety is established as: [X].
     5.2 CERES shall use the denomination of the LICENSED VARIETY to identify that variety.
     5.3 CERES will determine a COMMERCIAL NAME for the LICENSED VARIETY under which the COMMERCIAL PROPAGULES of the LICENSED VARIETY will be marketed and sold.
     5.4 CERES may determine TRADEMARK(s) associated or intended for use with a LICENSED VARIETY. CERES shall be the owner of all rights in any such TRADEMARK, chosen, applied to, used or registered in association with the LICENSED VARIETY.

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Confidential Treatment Requested and the Redacted Material has been filed separately field with the Commission

6.	QUALITY AND PERFORMANCE REGULATIONS.
     6.1 CERES shall be responsible for multiplying propagating material of the LICENSED VARIETY within the TERRITORY and using commercially reasonable efforts to produce, market and sell the resultant COMMERCIAL PROPAGULES so as to ensure that COMMERCIAL PROPAGULES of the LICENSED VARIETY are commercially available in the United States and/or Europe in reasonable quantities and at a reasonable price no later than [X years — depends on propagation] from the Effective Date.
     6.2 CERES shall meet its own cost of promotion, trials and listing of the LICENSED VARIETY in the TERRITORY.
     6.3 CERES shall use reasonable endeavors to ensure that all COMMERCIAL PROPAGULES of the LICENSED VARIETY offered for sale by CERES, any AFFILIATED COMPANY or SUBLICENSEE shall meet the normally accepted standards of the propagule trade or certifying authorities relating to propagule quality within the relevant jurisdiction of the TERRITORY.
     6.4 CERES shall at all times comply with and abide by any governing law, rules, regulations, plant variety rights legislation or the like and/or requirements relating to the quality and sale of COMMERCIAL PROPAGULES of the LICENSED VARIETY in the relevant jurisdictions of the TERRITORY and shall use all reasonable commercial endeavors to obtain any necessary regulatory approvals for the LICENSED VARIETY.
7.	DILIGENCE.
     7.1 CERES will use commercially reasonable efforts to actively market the LICENSED VARIETY in the United States, and in CERES’ discretion, in other jurisdictions in the TERRITORY, wherein such efforts shall be appropriately reflected in the MARKETING PLAN.
     7.2 This provision shall apply after the third (3rd) anniversary of the market introduction of the LICENSED VARIETY in the United States propagated by a method that results in the LICENSED VARIETY being commercially competitive as compared to other energy crops being grown at that time in the United States. If IGER identifies a bona fide third party who presents a sound commercialization plan for the LICENSED VARIETY in a country or countries of the TERRITORY where the LICENSED VARIETY is not commercially developed by or through CERES, or an AFFILIATED COMPANY (“COUNTRY”), IGER will refer such opportunity to CERES by written notification and CERES will diligently investigate such opportunity. No later than one (1) year after the aforementioned notification from IGER, CERES will inform IGER in writing whether or not CERES wishes to commercialize the LICENSED VARIETY, directly or indirectly, in the COUNTRY. If CERES declines the opportunity entirely, without REASONABLE GROUNDS, IGER will be granted a non-exclusive license with the right to grant sublicenses to test, produce and sell the LICENSED VARIETY in the COUNTRY. If CERES informs IGER in writing that CERES is planning to commercialize the LICENSED VARIETY in all or part of the COUNTRY, directly or indirectly (whether or not through the third party identified by IGER), and CERES has not taken reasonable steps towards the implementation of such commercialization within two (2) years after so informing IGER, unless CERES informs IGER of REASONABLE GROUNDS for its failure or delay

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to implement commercialization plans, IGER will be granted a non-exclusive license with the right to grant sublicenses to test, produce and sell the LICENSED VARIETY in the COUNTRY.
     “REASONABLE GROUNDS” shall mean any factors that a reasonable business person would view as too negative to justify the market opportunity in the light of usual legal business practices in the United States or Europe, including without limitation factors such as the risk that products will be sold below a normal market price, the risk that dumping will occur, the risk of cannibalization of other markets for the LICENSED VARIETY or of other products sold directly or indirectly by CERES, poor intellectual property protection or enforcement, no propagation method which allows the LICENSED VARIETY to be commercially competitive in that country, etc.
     7.3 CERES shall submit to IGER with its annual report under Article 4.5 a report of progress made by CERES (and any AFFILIATED COMPANY), directly or through its SUBLICENSEES, in achieving marketing goals of previous years and meeting the objectives of the MARKETING PLAN submitted and agreed upon for the TERRITORY. From time to time, but at least annually, CERES shall submit an amended and updated MARKETING PLAN.
8.	BOOKS, RECORDS AND RIGHT OF AUDIT.
     8.1 CERES shall keep and shall cause any SUBLICENSEE to keep accurate records of all production and sales of COMMERCIAL PROPAGULES of the LICENSED VARIETY in each country of the TERRITORY where such sales are made. These records will include, at least, the number of acres of LICENSED VARIETY COMMERCIAL PROPAGULES under production, the physical location of the LICENSED VARIETY production field owned or controlled by CERES, any AFFILIATED COMPANY or any SUBLICENSEE, the total amount of LICENSED VARIETY COMMERCIAL PROPAGULES produced, the total amount of LICENSED VARIETY COMMERCIAL PROPAGULES sold and all invoices or shipping documents relating to such sales.
     8.2 CERES shall allow an independent auditor, reasonably acceptable to CERES, appointed by and paid for by IGER to inspect the records of CERES and any AFFILIATED COMPANY pertaining to the LICENSED VARIETY for the exclusive purpose of verifying the accuracy of the reports provided. Any such audit shall occur no more frequently than annually. Any such inspection shall occur during normal business hours and after IGER has provided written notice at least ten business days prior to the date of the intended inspection. IGER agrees that it and its representatives will hold the information obtained from the inspection in confidence, and not use it for any purpose other than verification of the royalties required to be paid hereunder.
9.	ABATEMENT OF INFRINGEMENT.
     9.1 Each Party shall notify the other of any suspected infringement of any INTELLECTUAL PROPERTY RIGHTS covering the LICENSED VARIETY. CERES will have the exclusive right, but no obligation, at its own discretion and expense, to take any action to enforce and to initiate and prosecute suits for infringement of the INTELLECTUAL PROPERTY RIGHTS. CERES and IGER will consult with each other upon a course of action and enforcement strategy. CERES will be responsible for the conduct of any such enforcement action, and IGER will reasonably cooperate with CERES to effect the enforcement action, and if appropriate, determine a settlement position. CERES shall be responsible for retaining counsel and shall promptly notify IGER following

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retention of counsel, and IGER agrees to be represented by such counsel as may be required for any enforcement action or settlement. For purposes of settlement, CERES shall be the contact with the parties’ counsel as well as the opposing party(ies) and shall have the right to enter into settlements. CERES shall keep IGER advised as to all developments with respect to the enforcement action and settlement discussions, which includes supplying to IGER copies of all papers received and filed in sufficient time for IGER to comment thereon. IGER may attend any and all meetings with the parties’ counsel and the opposing side for settlement purposes. IGER agrees to voluntarily join in any action brought by CERES as a party plaintiff/defendant, if necessary, at the expense of CERES. If necessary, IGER agrees to enter into a joint defense agreement.
     9.2 Any damages received by the CERES as a result of an enforcement action of the INTELLECTUAL PROPERTY RIGHTS, after deduction of all enforcement related costs incurred by CERES, shall be considered as either NET SALES or LICENSE INCOME for the purpose of remuneration payments to IGER, to whichever the damages are reasonably deemed equivalent.
10.	CONFIDENTIALITY.
     10.1 As used in this Agreement, the term “Confidential Information” shall mean all non-public-information received by one Party from the other in the framework of this Agreement. Confidential Information can include, but is not limited to, information concerning the disclosing Party’s operations, research, processes, techniques, data, sales, marketing, promotion and other activities.
     10.2 From receipt to five (5) years after the disclosure of the relevant CONFIDENTIAL INFORMATION, the receiving Party shall not use, except (a) for the benefit of the Parties’ collaboration, or (b) such use as is expressly allowed by this Agreement, and/or disclose any Confidential Information to any third party without the prior written consent of the disclosing Party if the Confidential Information was received from the other Party, or the prior written consent of both Parties if the Confidential Information was generated during the performance of this Agreement, excepting that information described in Article 10.3. Confidential Information shall only be made accessible to each Party’s employees on a need-to-know basis.
     10.3 The receiving Party shall have no obligations of confidentiality for information that: can be established through written evidence to be in the possession of the receiving Party prior to the disclosure by the disclosing Party; is or becomes public knowledge through no fault of the disclosing Party; is acquired from others not under an obligation of confidentiality to the disclosing Party. In addition, CERES shall have the right to proceed to disclosures of Confidential Information (a) as required to file for INTELLECTUAL PROPERTY RIGHTS or registration, (b) as required to exercise its commercialization rights granted in or on the basis of this Agreement and for related marketing activities, (c) as required by laws, rules or regulation or court ordering such as, without limitation, SEC regulations, or (d) in CERES’ reasonable judgment, to (potential) investors and business partners.
11.	NOTICES.
     Any notices required to be given or which shall be given under this Agreement shall be in writing and delivered by overnight (trackable) courier addressed to the Parties as follows:

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Vice President of Product Development
cc: Legal Department
Ceres, Inc.
1535 Ranch Conejo Blvd.
Thousand Oaks, California 91320
United States of America
Institute Business Manager
OR for legal or financial notices:
Institute Secretary
Institute of Grassland and Environmental Research
Plas Gogerddan
Aberystwyth
Ceredigion
SY23 3EB
United Kingdom
     Notices under this Agreement sent by overnight courier by one Party to the other Party at its above address shall be deemed to have been given or made as of the date following the date so mailed.
12.	DISCLAIMERS.
     12.1 THE PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER PARTY HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
     12.2 IN NO EVENT SHALL EITHER PARTY BE HELD RESPONSIBLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFIT ARISING OUT OF THE USE OF ANY INTELLECTUAL PROPERTY RIGHTS COVERED BY THIS AGREEMENT, OR THE IMPLEMENTATION OF THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.
     12.3 Nothing in this Agreement shall be construed as:
(a)	a warranty or representation by either Party as to the validity or scope of any INTELLECTUAL PROPERTY RIGHTS, patent rights or plant variety rights;
(b)	a warranty or representation by either Party that anything made, used, sold or otherwise disposed of pursuant to any license granted under this Agreement is or will be free from infringement of patents of third parties;
(c)	any obligations by either Party to bring or prosecute actions or suits against third parties for patent infringement; and
(d)	a grant by implication, estoppel, or otherwise of any licenses under any intellectual property rights of IGER or other persons other than as provided in Article 2.1 hereof.

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13.	INDEMNIFICATION.
     Excluding those acts directly attributable to the negligence or willful misconduct of IGER, CERES agrees to indemnify, hold harmless and defend IGER, its trustees, officers, employees and agents and the breeders (as named in the INTELLECTUAL PROPERTY RIGHTS, if any) against any and all liability and/or damages with respect to any claims, suits, demands, judgments or causes arising out of (a) the production, development, storage, sale or any other use of the LICENSED VARIETY propagules and/or exercise of rights granted hereunder by CERES, its SUBLICENSEES, distributors, agents, representatives or AFFILIATED COMPANIES; (b) the use by end-users and other third parties of LICENSED VARIETY propagules; and/or (c) any representation, warranty or statement by CERES, its SUBLICENSEES, distributors, agents, representatives or AFFILIATED COMPANIES, concerning IGER, LICENSED VARIETY propagules or any INTELLECTUAL PROPERTY RIGHTS. In the event any such claims, demands or actions are made, CERES shall defend IGER at CERES’ sole expense by counsel selected by CERES and reasonably acceptable to IGER. IGER shall promptly notify CERES, in writing, of any such claims, suits or demands upon discovery and shall cooperate with CERES in the defense, provided that CERES shall have the right to lead the defense including entering into any settlement. CERES will keep IGER informed about the conduct of the defense and consult IGER regarding any settlement proposals.
14.	PUBLICITY AND USE OF NAMES.
     14.1 Neither Party shall publicize or disclose the terms of this Agreement without the prior written approval of the other Party, subject to the same exceptions as set forth in Article 10.3(a) through (d).
     14.2 The Parties intend to issue joint press releases regarding this collaboration. Any such press release and any press release by either Party will be subject to the prior written approval of both Parties; provided however, that (i) CERES shall have the right to otherwise disclose information as may be required in CERES’ judgment to comply with SEC regulations or other laws, rules or regulations governing disclosure of information and (ii) IGER shall have the right to otherwise disclose information as may be required in IGER’s judgment to comply with applicable regulations or other laws, rules or regulations governing disclosure of information. Notwithstanding the unilateral disclosure rights provided for in this article, the disclosing Party shall provide the other Party a copy of any such unilateral disclosure preferably prior to its release.
15.	DISPUTE RESOLUTION AND APPLICABLE LAW.
     15.1 All disputes, differences or questions arising out of or in connection with this Agreement, or related to the alleged breach, termination, validity, interpretation or violation thereof, shall be submitted for resolution to the Chief Executive Officer of CERES and the Director of IGER, who shall convene, whether in person or otherwise, to resolve such dispute through negotiation in a timely manner. Either Party may initiate a resolution procedure by providing written notice (“Dispute Notice”) to the other Party, and any such Dispute Notice must set forth the subject matter of the dispute, difference or question. If the dispute remains unresolved sixty (60) days after the Dispute Notice, either Party may initiate proceedings pursuant to Article 15.2.

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     15.2 Dispute Resolution and Arbitration. In the event of any dispute arising out of or in connection with this Agreement, the Parties agree to submit the matter to settlement proceedings under the ICC ADR Rules. If the dispute has not been settled pursuant to the said Rules within forty-five (45) days following the filing of a Request for ADR or within such other period as the Parties may agree in writing, such dispute shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules of Arbitration. The provisions set forth hereinafter shall apply to the arbitration procedures, without prejudice to the ICC Rules of Arbitration.
     15.2.1 Qualifications of Arbitrators. Each arbitrator appointed shall have a reputation as being experienced in the legal and technical matters related to the dispute, shall be required to disclose, among other disclosures, any prior involvement with the legal and technical matters related to the dispute and any involvement with a competitor of any Party, and shall not be presently nor in the past have been affiliated with any Party or a competitor of any Party. Notwithstanding the method of their appointment, each arbitrator shall be required to meet the standards contained in the Rules with respect to independence.
     15.2.2 Location of the Arbitration. The seat of arbitration shall be Paris, France. The arbitrators may hold hearings at such other locations as the arbitrators shall determine, after consultation with the Parties.
     15.2.3 Language of Arbitration. The arbitral proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof
     15.2.4 Limitation on Remedies. The arbitrators are precluded from awarding punitive or exemplary damages. In no event shall the arbitrators have the powers of an amiable compositeur.
     15.3 Applicable law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to the principles of conflicts of law thereof.
16.	TERM AND TERMINATION.
     16.1 Subject to any other rights of termination under this Article, this Agreement shall remain in full force and effect until:
(a)	on a jurisdiction-by-jurisdiction basis, the expiration of the INTELLECTUAL PROPERTY RIGHTS in the respective jurisdiction covering the LICENSED VARIETY; or
(b)	in those jurisdictions in which the LICENSED VARIETY is sold but no INTELLECTUAL PROPERTY RIGHTS are obtained, the tenth (10th) anniversary of the date of the first sale of a LICENSED VARIETY in such jurisdiction.

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     16.2 Each Party shall have the right to terminate this Agreement unilaterally by giving written notice of termination to the other Party if such other Party fails to satisfy its material obligations, which shall include but are not limited to, making required reports and making required payments, under this Agreement, and such Party subsequently fails to cure such failure(s) within (a) thirty (30) days for failures to remit payment for amounts due under this Agreement and (b) ninety (90) days for all other obligations after receipt of written notice from the non-breaching Party specifying such failure.
     16.3 IGER will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (a) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days) or (b) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)).
     16.4 CERES may after consultation with IGER terminate this Agreement by written notice if in the commercially reasonable opinion of CERES the markets for the LICENSED VARIETY change or do not develop as anticipated, so as to render the production, promotion and sale of the LICENSED VARIETY uneconomical or impractical or if CERES decides to cease substantially all activities in MISCANTHUS.
     16.5 The Parties may terminate this Agreement at any time by mutual, written agreement.
     16.6 Termination of this Agreement for any reason will not relieve either Party of any obligation or liability accrued under this Agreement before termination or rescind any payments made or due before termination. Articles 8, 10, 11, 12, 13, 14, 15, and 17 will survive any termination of this Agreement.
     16.7 Termination of this Agreement shall not affect the rights and obligations of the Parties accrued prior to termination hereof.
     16.8 Upon termination of this Agreement, no existing SUBLICENSES granted by CERES or AFFILIATED COMPANIES to third parties shall be affected by such termination, and all such sublicenses shall remain in effect according to their terms, pursuant to the election of each SUBLICENSEE. IGER shall continue to be entitled to payments relating to such SUBLICENSES pursuant to this Agreement and such SUBLICENSES.
     16.9 Termination of this Agreement shall not prevent:
(a)	IGER from recovering any royalties due as of termination; and
(b)	either Party from obtaining a remedy for any breach of the provisions of this Agreement.

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17.	GENERAL.
     17.1 Entire Agreement/Modifications. This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof, and there are no representations, warranties, covenants or obligations except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the Parties hereto relating to the subject matter hereof. This Agreement may only be amended, modified or superseded by a writing executed by the authorized representative of the Parties hereto.
     17.2 Severability. This Agreement, to the greatest extent possible, shall be construed so as to give validity to all of the provisions hereof. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the term of this Agreement, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of each provision which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the Parties, a provision which will be as similar as possible, in economic and business objectives as intended by the Parties to such invalid, illegal or unenforceable provision, but will be valid, legal and enforceable.
     17.3 Waiver. No failure or delay by either Party in exercising any right or remedy under this Agreement will waive any provision of this Agreement. Nor will any single or partial exercise by either Party of any right or remedy under this Agreement preclude it from otherwise or further exercising any rights or remedies which it may have, or any other rights or remedies granted by any law or any related document.
     17.4 Enforcement. In the event an action is commenced by either Party against the other to enforce any of the provisions of this Agreement, the prevailing Party shall be entitled to recover from the other Party reasonable attorneys’ fees, court costs and necessary disbursements incurred in connection with such action.
     17.5 Licensor-Licensee Relationship. The relationship of the Parties is that of independent contractors and licensor-licensee. Nothing herein is intended or will be construed to establish any agency, partnerships, or joint ventures. Neither Party has any authority to act for and/or to bind the other Party in any way or to represent that either is in any way responsible for the acts of the other, except as may be explicitly provided for herein or authorized by the non-acting Party in writing. Neither Party is authorized or empowered to act as an agent for the other Party for any purpose, nor shall either Party be bound by the acts or conduct of the other Party.
     17.6 Assignablility. This Agreement binds and enures to the benefit of the Parties, their successor or assigns, but may not be assigned by either Party without the prior written consent of the other Party; provided however, CERES shall have the right to assign its rights and obligations under this Agreement to any AFFILIATED COMPANY without such prior consent. Each Party shall have the right to assign its rights and obligations under this Agreement to a third party in conjunction with the transfer to such third party of substantially all of the assets of such Party associated with performance under this Agreement without such prior consent.

CERES-IGER Collaboration Agreement	Page 70 of 75

     17.7 Force Majeure. No Party shall be responsible to the other Party for delay or failure in performance of any the obligations imposed by this Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, wind storm, hailstorm, earthquake, subsidence of soil, failure of machinery or equipment or supply of materials, discontinuity in the supply of power, court order or governmental interference, terrorist attacks, civil commotion, riot, war, strikes, labor disturbances, transportation difficulties, labor shortage, natural genetic variation of any living matter or by any other cause of like or unlike nature beyond the reasonable control and without fault or negligence of such Party.
     IN WITNESS WHEREOF, IGER and CERES have caused this Agreement to be duly executed as indicated below.

INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH	CERES, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

CERES-IGER Collaboration Agreement	Page 71 of 75

ANNEX I
INTELLECTUAL PROPERTY
INTELLECTUAL PROPERTY RIGHTS for the LICENSED VARIETY
JOINT INTELLECTUAL PROPERTY
IGER INTELLECTUAL PROPERTY
IGER BACKGROUND INTELLECTUAL PROPERTY

CERES-IGER Collaboration Agreement	Page 72 of 75

ANNEX II
MARKETING PLAN
(Article 1.18)
1.	TIMING

The MARKETING PLAN is to cover a five year period and shall be reviewed annually with adjustments made for further five year periods in line with market conditions (or projections of the same) and the agronomic performance of the LICENSED VARIETY.

2.	POSITIONING

An assessment of the potential of the LICENSED VARIETY in an identified market.

3.	PROMOTION

Details of all project promotional activities, plus anticipated, related expenditures, that are intended to the LICENSED VARIETY achieves its maximum market potential.

4.	DISTRIBUTION

Details of the proposed distribution network and activities for supporting the distributor or retailer plus anticipated promotion activities of the distributor/retailer. NOTE: If the anticipated distribution network includes the creation of a new COMMERCIAL PROPAGULES company, details regarding this important component should be included here.

5.	EVALUATION

Details of planned evaluation and demonstration, if any.

6.	PROTECTION

Anticipated intellectual property protection requirements.

7.	COMMERCIAL PROPAGULES SALES

Estimated sales including grade of COMMERCIAL PROPAGULES, volume and price and country of destination.

8.	ROYALTY INCOME
a.	Estimated royalty payments; and

b.	Commencement date of payment.
9.	COMMERCIAL PROPAGULES PRODUCTION

Estimated production, including grade of COMMERCIAL PROPAGULES, land area to be sown, estimated production and harvest date.

CERES-IGER Collaboration Agreement	Page 73 of 75

EXHIBIT H
to the Collaboration Agreement between IGER and CERES
CERTAIN REMUNERATION PRINCIPLES
1. If CERES uses germplasm that is IGER INTELLECTUAL PROPERTY or IGER BACKGROUND INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY to develop varieties of the COLLABORATION CROP outside the RESEARCH PROJECTS, the following guiding principles will apply to determine the remuneration due to IGER by CERES upon commercialization of such varieties:
1.1 Royalty on NET SALES (defined as in EXHIBIT H) of varieties resulting from crosses of IGER INTELLECTUAL PROPERTY or IGER BACKGROUND INTELLECTUAL PROPERTY germplasm with CERES or third party or public germplasm:
1.1.1 if the variety contains equal to or less than one hundred percent (100%) but more than seventy-five percent (75%) of IGER INTELLECTUAL PROPERTY or IGER BACKGROUND INTELLECTUAL PROPERTY germplasm where said germplasm’s genotype exists before the Effective Date of the CA, no further breeding or selection is done in any RESEARCH PROJECT and the variety is commercialized by rhizomes: [***] percent ([***]%)
1.1.2 if the variety contains equal to or less than one hundred percent (100%) but more than seventy-five percent (75%) of IGER INTELLECTUAL PROPERTY or IGER BACKGROUND INTELLECTUAL PROPERTY germplasm in all cases not included in 1.1.1: [***] percent ([***]%)
1.1.3 if the variety contains equal to or less than one hundred percent (100%) but more than seventy-five percent (75%) of JOINT INTELLECTUAL PROPERTY germplasm: [***] percent ([***]%)
1.1.4 if the variety contains equal to or less than seventy-five percent (75%) but more than twenty-five percent (25%) of IGER INTELLECTUAL PROPERTY or IGER BACKGROUND INTELLECTUAL PROPERTY germplasm: [***] percent ([***]%)
1.1.5 if the variety contains equal to or less than seventy-five percent (75%) but more than twenty-five percent (25%) of JOINT INTELLECTUAL PROPERTY germplasm: [***] percent ([***]%)
1.1.6 if the variety contains twenty-five percent (25%) or less IGER INTELLECTUAL PROPERTY or IGER BACKGROUND INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY germplasm, but contains one (1) TRAIT that has been introduced through crossing from such germplasm: [***] percent ([***]%); if two (2) or more TRAITS introduced through crossing from such germplasm: [***] percent ([***]%)

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1.1.7 in cases other than 1.1.1 through 1.1.6 no remuneration will be due (except if clause 2 hereinafter applies).
“TRAIT” shall mean a valuable characteristic of a plant selected by CERES (e.g. drought tolerance, specific flowering time) where at least seventy percent (70%) of such characteristic is associated with no more than two (2) identified markers.

1.2 Royalty on LICENSE INCOME (defined as in EXHIBIT H) — to be determined in function of business model.
2. If CERES uses IGER INTELLECTUAL PROPERTY or JOINT INTELLECTUAL PROPERTY other than germplasm to develop a product, a fair and reasonable remuneration will be due by CERES to IGER, taking into account the relative contributions of the Parties to the research, development, production, marketing and sales of the product. Upon CERES’ request, the Parties will negotiate diligently and in good faith to determine such remuneration for one or more particular inventions or products.
3. Duration of royalty payments will be similar to what is provided in the model license agreement for non-transgenic varieties (non-UK) in EXHIBIT G.

CERES-IGER Collaboration Agreement	Page 75 of 75

AMENDMENT I
to the Collaboration Agreement effective as of April 1, 2007 between Institute of Grassland and Environmental Research (“IGER”) and Ceres, Inc. (“CERES”) (the “Agreement”).
1.	The Parties agree to replace “sixty (60) days” by “two hundred ten (210) days” in Article 14.1 (e) (v) of the Agreement.

2.	The Parties agree that this Amendment I is effective as of June 1, 2007.

3.	For the remainder, the Agreement remains unchanged and this Amendment I shall form an integral part thereof.
Made in two (2) copies.

INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH		CERES, INC.

By:	/s/ Mervyn Humphreys	By:	/s/ Richard Flavell
Name:	Professor Mervyn Humphreys	Name:	Richard Flavell, CBE, FRS
Title:	Director	Title:	Chief Scientific Officer

		By:	/s/ Richard Hamilton
		Name:	Richard Hamilton
		Title:	President and Chief Executive Officer

AMENDMENT II
to the Collaboration Agreement effective as of April 1, 2007 between the Institute of Grassland and Environmental Research (“IGER”) and Ceres, Inc. (“CERES”), as amended (the “Agreement”) and to SCHEDULE 1 between the Institute of Grassland and Environmental Research (“IGER”) and Ceres, Inc. (“CERES”) and dated April 1, 2007, as amended (“Schedule 1”).
          WHEREAS, the Institute of Grassland and Environmental Research (“IGER”) and CERES entered into the Agreement and Schedule 1 on April 1, 2007;
          WHEREAS, on April 1, 2008 IGER merged with Aberystwyth University Institutes of Biological Sciences and Rural Sciences to form the new Institute of Biological, Environmental and Rural Sciences of Aberystwyth University (“AU”);
          WHEREAS, as a consequence of such merger, the Parties wish to substitute AU in place of IGER as a contract party to the Agreement;
          WHEREAS, AU and CERES wish to amend the Agreement, as set forth hereinafter.
          NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:
1.	The Parties agree that Aberystwyth University, a Higher Education Establishment registered in the United Kingdom No. RC000641, having an office at Old College, King Street, Aberystwyth SY23 2AX (“AU”) should be substituted as a contract party to the Agreement in place of IGER.

2.	The Parties agree to amend Article 14.1 (e) (v) of the Agreement so as to read as follows:

“(v) with thirty (30) days’ written notice to AU if Defra has not assigned to AU, or granted to AU a license reasonably satisfactory to CERES on, the Intellectual Property vested in Defra or the Crown or the Secretary of State pursuant to the DEFRA agreement NF 0426 within three (3) years from the Effective Date (the “Assignment/License”); provided however that Ceres will not unreasonably refuse to extend such three (3) year term by six (6) months if so requested by AU by December 31, 2009.”

3.	The Parties agree to add the following clause in Article 6 of Schedule 1:

“As long as the assignment or license grant by Defra to AU, and the corresponding grant of a license or sublicense to CERES in compliance with the Agreement, has not occurred, CERES will have the right to withhold [***]

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percent ([***]%) of the funding payable by CERES to AU pursuant to Attachment B — Budget, attached to Schedule 1 (as this may be amended from time to time). CERES’ rights to withhold such payments will terminate:
(i)	with respect to [***] percent ([***]%) of the funding, as of the date CERES effectively receives a license or sublicense satisfactory to CERES on CERTAIN MISCANTHUS ACCESSIONS (defined in Article 3.2.1 b. of the Agreement) and related information.

(ii)	with respect to [***] percent ([***]%) of the funding as of the date CERES effectively receives a license or sublicense satisfactory to CERES on the Intellectual Property vested in Defra or the Crown or the Secretary of State pursuant to the Defra agreement NF0426.”
4.	The Parties agree that this Amendment II is deemed to have become effective as of May 1, 2008.

5.	For the remainder, the Agreement and Schedule 1 remain unchanged and this Amendment II shall form an integral part thereof.
Made in two (2) copies.

ABERYSTWYTH UNIVERSITY		CERES, INC.

By: Name:	/s/ S.G.A. Durbin S.G.A. Durbin	By: Name:	/s/ Richard Flavell Richard Flavell, CBE, FRS
Title:	Director, Risk & Research Finance	Title:	Chief Scientific Officer

		By: Name:	/s/ Richard Hamilton Richard Hamilton
		Title:	President and Chief Executive Officer

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Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
SCHEDULE 1—Plant [***], Markers, [***], Agronomy and [***]
THIS SCHEDULE is made this 1st day of April, 2007.

BETWEEN	CERES, INC. (“CERES”), a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320, United States of America, and

INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH (“IGER”), a company limited by guarantee, registered in England No. 473456 and a registered Charity No. 272150, having an office at Plas Gogerddan, Aberystwyth, Ceredigion, SY23 3EB, United Kingdom
WHEREAS, CERES and IGER have entered into a Collaboration Agreement (“CA”), dated April 1, 2007, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the CA; and
THEREFORE, the Parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:
GENERAL
A.	Unless otherwise specified herein, the terms of the CA shall apply to this SCHEDULE.

B.	In the event of any difference between the terms of this SCHEDULE and the CA, then the terms of this SCHEDULE shall prevail.
RESEARCH PROJECT TITLE: Developing Miscanthus Cultivars for Use in Bioenergy [***]
     Development of Miscanthus Species for Energy Crops — Scientific Overview
     Miscanthus species are capable of producing large quantities of biomass with minimal inputs over a wide geographic range. CERES and IGER aim to develop [***] biomass crops from leading Miscanthus lines via a collaboration with 2 major foci: I) [***]; and II) [***]. These are described in turn below.
I. [***].
I.A.	Rationale:
     The major barrier to profitable Miscanthus cropping is efficient and inexpensive [***]. In the UK, subsidy support makes [***]of Miscanthus x [***] an economically viable planting method. This is not the case in [***], where there is no government support for the crop and initial [***] from which to generate planting material is extremely limited.
     It is not [***] feasible to produce Miscanthus on a large scale in [***] from traditional [***] schemes. Success of Miscanthus crops for large markets will be determined by development of
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cost-effective [***] technology, and the magnitude of success depends on the speed with which this technology can be developed.
All other lines of crop development research in this collaboration will be dependent on success with [***].
     To be successful, Miscanthus must be planted from small, homogenous [***] that can be cheaply and rapidly produced, flow-ably transported, stored for months and consistently emerge after planting. In theory, the best [***] for Miscanthus [***] is [***]. However, [***] of Miscanthus from [***] is complicated and difficult. Development of [***] Miscanthus varieties will be a [***] of the [***] of this collaboration.
     An alternative approach to [***] in the short term is to [***] Miscanthus from [***]as is common in [***]. [***] is more feasible with decreasing [***] and has not been thoroughly explored in [***]. The potential of [***] should be investigated from both an applied and basic perspective. It was agreed that while the approach is more likely to work in [***], it should also include x [***] and at least initially [***].
     Development of [***] and [***] techniques for [***] Miscanthus [***] systems will utilize a combination of theoretical and applied methods in the lab, glasshouse and field.
I.B.	Goal: Applied methods for effective [***] of Miscanthus [***].
I.B.i. Objective 1: Identify [***] techniques and optimize them with existing [***].

Methods: Screen [***], x [***] and other species at least [***] for [***] ability with multiple techniques in a broad range of factorial field and glasshouse experiments. Glasshouse experiments can be conducted year-round at IGER and at CERES in Thousand Oaks, CA. Additional experiments may be conducted at other CERES locations added at a later date. Field experiments will be conducted [***] at IGER and begin in multiple locations in [***] during the three (3) year period of this SCHEDULE.

I.B.ii. Objective 2: More basic genetic and physiological work aimed at characterising and understanding [***].

Methods: A series of experiments into the [***] of [***] with a focus on inducing plant growth from [***] ([***] and [***]) [***]. Work should explore [***] cues ([***], [***], [***]) as well as [***] ([***]). Explore [***] and score in [***] if possible, to locate [***]. Evaluate candidate [***] (from Arabidopsis, [***] if possible and other species) promoting [***] frequency.
I.C.	Goal: Applied methods for effective [***] of Miscanthus [***].
I.C.i. Objective 1: Demonstrate potential of [***] and create protocols.

Methods: Check [***] of [***] and [***] of a wide range of [***] in response to [***] and [***] with a combination of [***], glasshouse and finally field experiments. Interpret results in context of [***] range, genotype and [***] conditions under which the [***] was [***]. Produce guidelines for effective [***] and [***].
I.D.	Goal: [***] based systems for rapid [***] of [***] and plants to be used in [***].
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I.D.i. Objective 1: Provide plants for [***] based [***].

Methods: [***] plants using clean systems for shipment to [***] in accordance with international regulations.

I.D.ii. Objective 2: Investigate [***] in [***] of lines potentially useful in [***], including [***].

Methods: Evaluate the [***] capacity of [***] line candidates in response to standard or improved [***] techniques.

I.D.iii. Objective 3: Develop estimates of time and cost required to [***] plants in [***] based systems.

Methods: Conduct a desk study to compare the costs/benefits and barriers associated with large scale [***] methodology including [***].
I.E.	Goal: Proof of Concept field trials of research findings in target locations.
I.E.i. Objective 1: Evaluate and optimize [***] techniques under [***] relevant conditions.

Methods: Use IGER and CERES infrastructure for field trialing methods in the UK and at multiple locations in [***] and elsewhere. These should expand on research performed at IGER and test genotype by [***] interactions, with a focus on potentially [***] genotypes.

I.E.ii. Objective 2: Evaluate and optimize [***] performance in the UK and in multiple [***].

Methods: Use IGER and CERES infrastructure for field trialing at multiple locations in the UK, [***] and elsewhere. These should expand on research performed at IGER and test genotype by [***] interactions with a focus on potentially [***] genotypes.
II. [***]
II.A.	Rationale:
     Miscanthus is an unimproved plant species with great potential as an energy crop. [***] has not yet been fully [***] and characterized. Miscanthus species are capable of [***] with [***] — a characteristic that has long been exploited in [***] where Miscanthus [***] is used to [***]. The use of Miscanthus for biomass is a relatively new area, thus initial [***] and evaluation of [***] may discover lines already suited to the [***] market, and will certainly provide the base for the [***] needed to develop [***] into dedicated bioenergy crops. This [***] programme will employ traditional methodology to [***] and [***] for [***] of interest. Molecular markers will be developed to assist identification of [***] and expedite development of elite lines. Major [***] of interest include increased biomass [***], altered [***] for improved [***] to [***], [***] and [***] suitable to produce [***] ([***]) [***].
As lines with [***] potential are identified they will be selected for direct field trialing at IGER and/or at CERES locations in [***] to speed up [***] variety development.
II.	B. Goal: A complete and documented Miscanthus [***].
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II.B.i. Objective 1: [***] to [***] in [***].

Methods: In accordance with international conventions, e.g., the Convention on Biodiversity (CBD), [***] Miscanthus [***] from the [***] of [***]. Document the phenotype and growing [***], using [***] to accurately record the [***]. [***] to [***] for [***] and subsequent phenotype documentation.

II B.ii. Objective 2: Characterize full [***].

Methods: Document the morphological, physiological and [***] of interest in the [***] using consistent phenotyping nomenclature and [***] analysis. Develop molecular markers associated with phenotypic [***].

II.B.iii. Objective 3: Assess relatedness of plants identified as useful [***] for [***].

Methods: Use molecular markers developed for [***] of interest in combination with [***] characterization data, particularly [***], to select [***] with desired [***] that are also likely to present [***].

II.B.iv. Objective 4: Develop a dynamic warehouse to store data and develop systems to analyse data and support multidisciplinary collaborative research.

Methods: IGER and CERES to consider best options for developing the database. Populate the database with the [***] and [***] information [***]. As [***] is characterized, integrate phenotype and marker data and use to facilitate choice of promising [***] lines as well as inform the preparation needed to ensure [***] (e.g. [***]). As data become available from other components of the collaborative research, such as field trialing and [***] analysis, it will be added to the database to allow PIs to synergistically design next step experiments.
II.C.	Goal: Improved Miscanthus [***] for [***] use.
II.C.i. Objective: Select improved [***].

Methods: [***] within [***] using information from molecular markers and [***] analysis to shorten and streamline the selection of [***]. [***] between [***] and evaluate [***] to identify improved [***].

II.C.ii. Objective: Make [***] of selected [***] lines.

Methods: Appropriate [***] will be selected for [***] using the database decision tool. Plants will be [***] to [***] in glasshouses and [***] made both in the glasshouse and outdoors at IGER, depending on [***] of [***]. Improve efficiency of [***] and, for [***], [***]. Determine [***] — and [***]. Send [***] of [***] candidates and [***] to CERES locations for trialing.

II.C. iii Objective: Selection of superior [***].

Methods: [***] will be transplanted to field. Important morpho-physiological [***] will be recorded over [***] years after which the best genotypes will be selected, [***] and [***] into [***]. The value of early prediction of [***] will be assessed. A mass selection reservoir (MSR) will be maintained as a safety net and to contain interesting genotypes that do not justify [***] development.
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II.C.iv. Objective: Field evaluation of [***].

Methods: From [***] taken in iii, replicated trials will be established. After [***] (or [***]) years, the best genotypes will be provided to CERES to test at diverse locations for [***] relevant evaluation.
II D. Goal: Improved Miscanthus Varieties.

II.D.i. Objective: Explore new methods of [***].

Methods: Set up and test [***] in terms of [***] and [***]. Set up and test [***] in terms of [***] and [***] to determine whether [***] will be acceptable. The results will guide applications for the setting up of Plant Breeders’ Rights schemes.
3.	RESEARCH AND DEVELOPMENT PLAN
The RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE) contains:
•	Research and evaluation activities to be performed by each Party in detail, including locations for such activities

•	Timelines of such activities

•	Goals, expected results and deliverables

•	Milestones and go/no-go decision points, if applicable

•	FTEs
4.	LOCATION OF WORK:
IGER Work:

IGER laboratory and glasshouse facilities and properties at its Welsh location and potential subcontractor locations.

CERES Work:

Thousand Oaks, CA and potential subcontractor locations.

5.	PHD LEVEL SCIENTIFIC STAFF:

Dr. John Clifton-Brown (IGER) Dr. Iain Donnison (IGER)

Dr. Richard Flavell (CERES) Dr. Bonnie Hames (CERES) Dr. Emily Heaton (CERES) Dr. Peter Mascia (CERES) Dr. Steve Thomas (CERES)

The Parties agree to complete this list within three (3) months from the commencement date of this SCHEDULE.
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6.	FUNDING APPROVED:

See attached Budget (Attachment B).

7.	REPORTS:

All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.

IGER and CERES will deliver at each quarterly MANAGEMENT COMMITTEE meeting (or annual meeting, as the case may be):
•	Quarterly status update and FTE breakout based on attached planning document.

•	Actual spending relative to budget.

•	INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (template attached as Attachment C to this SCHEDULE).

•	Annual Report (compilation of slide presentations and quarterly minutes) (annual meeting).
Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering Party shall indicate the delivery method and time) as supporting information at the related quarterly meeting, if available:
•	[***] records.

•	Copies of field or glasshouse books and records.

•	Copies of raw field trial data.

•	Biological material, including [***] lines from [***] and/or [***].
8.	REPORT DATES:

Annual report: Due at annual meeting in January.

Quarterly reports and information: Due at quarterly meetings of the MANAGEMENT COMMITTEE per the CA (e.g., April, July, October, January).

9.	SUBCONTRACTORS AND LOCATIONS:

Actual locations and work at the locations will be decided by the MANAGEMENT COMMITTEE at the quarterly meetings.

10.	MAJOR CONSUMABLES TO BE PURCHASED:

None designated at the commencement date of this SCHEDULE.

11.	ASSETS:
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Not applicable.

12.	INSURANCE:

Not applicable.

13.	INTELLECTUAL PROPERTY RIGHTS:
13.1	IGER Background Intellectual Property:
See Attachment D. The Parties agree that Attachment D will be worked out in more detail and completed within thirty (30) days of the commencement date of this SCHEDULE.
13.2.	CERES Background Intellectual Property:
•	Molecular markers

•	Genome sequence information

•	[***]

•	[***] information

•	Proprietary software
14.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by CA. License agreements for non-transgenic varieties developed pursuant to this SCHEDULE 1 will be based on the Model License Agreement for Non-transgenic Varieties in EXHIBIT G to the CA.

15.	CONFIDENTIALITY/PUBLICATION:

Controlled by CA.

16.	COMMENCEMENT/TERM:

Commencement: April 1, 2007

Term: Three (3) years provided however, at least one (1) year before the end of the term of this SCHEDULE, the Parties shall decide whether to extend it for one (1) or more years, with appropriate updates to the RESEARCH AND DEVELOPMENT PLAN (Attachment A), and FUNDING (Article 6 of this SCHEDULE).

17.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the CA.
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This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the Parties, or unless sooner terminated in accordance with the following provisions of this Article:
(a) mutual, written agreement of the Parties;
(b) failure of one Party to satisfy its material obligations under this SCHEDULE, and such Party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this SCHEDULE and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching Party specifying such failure(s);

(c) one (1) year’s written notice of termination by either CERES or IGER to the other Party in case either the terminating Party or the other Party ceases substantially all activities in the COLLABORATION CROPS;

(d) IGER will have the right to terminate this SCHEDULE unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which the CA relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); (iii) with written notice to CERES, if CERES has failed in a substantial manner, three (3) years after either Party or the Parties jointly have developed a [***] method for Miscanthus that results in the crop being [***] competitive in the United States or in [***] as compared to other energy crops being grown at that time in the relevant geography, to implement the activities set forth in EXHIBIT F to the CA, and does not remedy such failure or offer a remediation plan which is reasonably acceptable to IGER within ninety (90) days after receipt of a written notice from IGER specifying such failure;

(e) CERES will have the right to terminate this SCHEDULE unilaterally: (i) with thirty (30) days’ written notice to IGER if John Clifton-Brown or Iain Donnison cease(s) to be associated with IGER and the research activities associated with this SCHEDULE, and IGER has not replaced such person(s) within one hundred twenty (120) days by (a) person(s) reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to IGER, if the institutional mission, purpose, structure or funding of IGER would change substantially and adversely affect IGER’s ability to satisfy its obligations hereunder; (iii) with one (1) years’ written notice to IGER, if CERES has a documented compelling business reason to cease the collaboration, (for example, without limitation, lack of sufficient processing capacity for COLLABORATION CROPS within the expected timeframe in the United States; COLLABORATION CROPS are non-competitive with other biomass sources); (iv) with three (3) months’ prior written notice to IGER, such notice to be given no earlier than eighteen (18) months after the Effective Date of the CA, if no rights to commercialize (including determination of the compensation due upon commercialization) COLLABORATION CROPS [***] provided by IGER which is included in the RESEARCH PROJECT covered by this SCHEDULE have been
CERES-IGER SCHEDULE 1

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secured to CERES’ reasonable satisfaction in compliance with the CBD; or (v) with thirty (30) days’ written notice to IGER if Defra has not assigned to IGER, or granted to IGER an exclusive license reasonably satisfactory to CERES on, the Intellectual Property vested in Defra or the Crown or the Secretary of State pursuant to the DEFRA agreement NF 0426 within sixty (60) days from the Effective Date (the “Assignment/License”), provided however that such termination may be for the entirety of this SCHEDULE or only for certain parts of the RESEARCH PROJECT covered by this SCHEDULE.
18.	SPECIAL CONDITIONS:
18.1	VARIETY RELEASE
18.1.1 “RELEASE DATE” shall mean the date that CERES determines that a variety developed, tested and evaluated pursuant to the terms of this SCHEDULE is ready for release, wherein upon such decision, such variety will be formally released by IGER and CERES jointly (if the variety constitutes JOINT INTELLECTUAL PROPERTY) or by IGER (if the variety constitutes IGER INTELLECTUAL PROPERTY) or by CERES (if the variety constitutes CERES INTELLECTUAL PROPERTY).

18.1.2 For the purposes of this SCHEDULE, CERES, on advice of the breeder(s) of each variety via the MANAGEMENT COMMITTEE, shall establish, in its sole discretion, an appropriate RELEASE DATE for such varieties.

18.1.3 At or about the RELEASE DATE for a variety, CERES will determine a COMMERCIAL NAME for such variety under which the [***] of the same will be marketed and sold. “COMMERCIAL NAME” means the complete, preferred name of a released variety under which it will be marketed and sold.

18.1.4 The Parties agree that the development of new varieties will not always result in varieties that are commercially acceptable or releasable. Provided all Parties execute their respective obligations under this SCHEDULE in an appropriate and reasonable manner, no one Party shall be liable to the other for any refund or other recompense because no commercially acceptable new variety is produced.
18.2	BBSRC project: Optimizing the development of the energy grass Miscanthus through manipulation of the flowering time.
Reference to this project (“BBSRC grant”) is included in EXHIBIT E to the CA.

The RESEARCH AND DEVELOPMENT PLAN in Attachment A hereto refers to certain activities to be conducted by IGER pursuant to the BBSRC grant. The Parties expressly acknowledge and agree that:
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(i)	the results of such activities shall constitute IGER INTELLECTUAL PROPERTY, and

(ii)	IGER may make certain data resulting from such activities publicly available in compliance with the BBSRC grant.
IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.

INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH		CERES, INC.

By:	/s/ M. Humphries	By:	/s/ Richard Flavell

Name: Professor Mervyn Humphreys		Name: Richard Flavell, CBE, FRS
Title: Director		Title: Chief Scientific Officer

		By:	/s/ Richard Hamilton

Name: Richard Hamilton
Title: President and Chief Executive Officer
CERES-IGER SCHEDULE 1

Attachment A - RESEARCH AND DEVELOPMENT PLAN	Breeding Project Plan

	A	B		C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	Ah	AI	AJ	Ak	Al	AM	AN	AO	AP
1		IGER		Task	Objective	Comments		year 1												year 2												year 3
2		Ceres						FTE		Ceres	[***]				IGER	[***]				FTE		Ceres	[***]				IGER	[***]				FTE		Ceres	[***]				IGER	[***]
3		CIGER						1	2	3	4	5	6	7	8	9	10	11	12	1	2	3	4	5	6	7	8	9	10	11	12	1	2	3	4	5	6	7	8	9	10	11	12
4	1			[***]
5		IGER		[***]
6	A	IGER		[***]	To capture important [***] to improve productivity and [***] (re [***] for climate change). Particular [***] are geographical including [***] where [***]. [***] can demonstrate Google map showing [***]	The earliest this could be done in Oct/Nov 20[***]. It may be possible to continue to work with our [***] of 20[***]. Target countries are [***] (incl [***], [***] and [***]. EH would also like to know about ethnobiology.	This needs to be included in the budget at £30-40K.
7	B	IGER		[***]	Ensure these can be used without importation of disease outside [***]	[***] will be inspected in Sept [***] by DEFRA. I have contacted DEFRA about [***] import and await a reply. [***] could be [***] in [***] to 1) fulfil [***] requirements 2) make a modest level of multiplication so that [***] can be compared on different sides of the [***].
8		IGER		Sample leaf material	Detailed genetic analysis
				from 1 rep, extract DNA,	using markers
send to Ceres
9		Ceres		SNPmarker analysis	Evaluate material for
markers, send results to
					IGER							[***]												[***]												[***]
10	C	IGER		[***] and send subset of about [***] to [***] for further evaluation. Decide which lines Nov 20[***]. Also see [***] sheet.	Characterise morphological and physiological [***] relevant [***] in [***]	This obviously would link to the Trials worksheet. It is practical to start identifying key material in 20[***] - which perhaps should be put [***].
11		Ceres		Evaluate [***] in [***].
12		IGER		Identify G X E	Analyse if G has a [***]	Completion may be beyond
				interactions and	effect in [***]	[***] year workplan
identify climatic zones
13		IGER		Develop supporting		I guess we mean the
				techniques for phenotype		protocols, which I suggest
				trials		we base on EMI. These can be
drawn up with statistical
advice ro test 30 genotypes
well in advance of the [***]
multiplication stage
14	C	IGER		[***]
15		IGER		Dig samples of [***] key	Test [***] to [***]
Miscanthus genotypes
from EMI plots, [***]
and transfer to [***]
16		Ceres		[***] in [***]	Test [***] and [***] in [***]
17	D	CIGER JCB	WvA and	Obtain Commecialization Rights	Freedom to commercialize [***] developed in program
18	2			Characterise
A) existing and
B) new [***] at
IGER C) selected [***]
in [***]
19	A	IGER		Assess phenotype trial (planted at IGER in April [***]) for morphological and physiological [***] relevant [***]. Include [***], [***] status etc in [***].	Record important morphometric characters including winter [***], spring [***], [***] to [***] spring [***] and summer [***] (incl [***]), [***]/ [***], [***] and intensity, [***] and [***], [***], [***], [***] and [***], visual assessment of [***]	Scoring systems need to be transferable. Bar code reading needs to be investigated.	This is the [***] year following [***] so the mature phenotype is ready for the 20[***] season. It should be repeated in 20[***] to check the impact of [***] in [***]

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Breeding Project Plan

	A	B	C	D	E	F	G	H	I	J	K	L		M	N	O	P	Q	R	S	T	U	V	W	X		Y	Z	AA	AB	AC	AD	AE	AF	AG	Ah	AI	AJ		Ak	Al	AM	AN	AO	AP
20		IGER	Sample leaf material from 1 rep, extract DNA, send to Ceres	Detailed genetic analysis using markers	NB One sacc was received as four plants and may not be a clone								[***]													[***]													[***]
21		Ceres	SNPmarker analysis	Evaluate material for markers, send results to IGER
22	B	IGER	New phenotype trial to be [***] 20[***] based on [***].NB [***] material will consist of [***] plants per [***] derived from [***].	Characterise morphological and physiological [***] relevant [***]	We plan to follow the design of Phenotype Trial [***] above with the [***] at IGER. If [***] through [***] works (we have started this), we may get this trial started in June [***]. However, it is also likely planting will be delayed until May [***]. We could then include the [***] which should have cleared [***].
23	3		[***] for [***]
24		CIGER	Set [***] protocols for [***] analysis	Method harmonization for future [***] analysis
25		IGER	Sample whole plant material harvested at [***], analyze using [***], send [***] to Ceres	More detailed [***] characterisation will reveal important [***]	Samples to be taken for 20[***] spring harvest from [***] and [***] (this is earlier than ideal - and should be repeated in 20[***])	SuperGen funds work on [***] phenotype trial for [***], [***] and [***]. CERES will provide added value to this (eg [***], [***], [***], [***], [***])
26		Ceres	Obtain [***] and/or [***]	Enable review of IGER [***]
27		Ceres	Review [***] phenotype trial [***] and choose samples to analyze for [***] set	Choose subset of samples to analyze with [***] from [***] x [***] reps = ~ [***]	IGER will review as well as part of Supergen project. SuperGen will concentrate on combustion and gasification.
28		IGER	Send selected samples to Ceres for [***] analysis	Develop [***] sets at Ceres and IGER to harmonise [***] analysis
29		CIGER	[***] analysis of samples for [***] of [***] models	Develop models of biomass [***] to harmonise Ceres/IGER [***] analysis
30		CIGER	[***] analytical methods	Protocol development and harmonisation so that [***] data sent to Ceres can be translated to [***] data as collected by Ceres.	IGER can perform some [***] based assays for which [***] already exist ([***], [***], and [***] for calculation of [***] and [***]) or those being developed ([***] and [***]) however Ceres may wish to perform additional analyses and there will be a need to standardise protocols and equipment between sites at Aberystwyth and Thousand Oaks								[***]													[***]													[***]
31		Ceres	send [***] results from [***] set to IGER		includes [***] results of the [***] set, the validation data for the [***] and the [***] of the [***] samples in 05 phenotype trial (total [***] x [***])	Joint publication?
32			sample whole plant material, analyze using [***], send [***] to Ceres	More detailed [***] characterisation will reveal important [***]
33		Ceres	Use developed model to determine [***] from [***]. Send results to IGER	Provide timely detailed information on [***] of phenotype trial [***]	May need additional samples to ensure accuracy/expand [***] set
34		CIGER	Develop database and analytical tools to assist in making [***] decisions	To assist [***] and recording of [***] data	We are currently developing the tools to integrate different types of datasets and to query them.	CERES and IGER to share inforamtion on this using both IT parties.
35	4		[***]
36	a	IGER	Plan [***] programme according phenotypic, genotypic and [***] data	Make useful [***]	Use preliminary database as a decision support tool.
37		IGER	Plant maintenance and		We prototyped large
			set up including		containers in 20[***]. These
			staggering of plant		lead to plants with more
			development		[***] - improving the [***].

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Breeding Project Plan

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP
38		IGER	Carry out the [***] - a)		[***] additional [***] for CERES ([***]) Sub-samples of [***] (if available) protected by agreement to be sent to Ceres to inform IGER selection.	(Material from
			[***] glasshouses			CIGER shall not be
used to create
CERES material.)
39		IGER	b) [***] (outside)
40		IGER	c) [***] (inside)
41		IGER	Development of [***]		a) [***] of [***]. With M.
[***] this is easier. With
M. [***] we have now
modified the [***] on the
glass house to follow the
[***] - [***].
42		IGER			b) detached [***]
43		IGER			c) optimising [***] incl.
[***] and [***]
44		IGER			d) [***] with [***]
45	b	IGER	Carry out and optimise [***]	Increase [***] of [***] from [***]	Optimise media and [***].
46		IGER	Make [***] x [***]	Make [***]	[***] with [***] and [***]
(JML to help?)
47		IGER	[***] from [***].	Obtain [***] for selection
phase. Determine [***]- and
				[***] relationships							[***]												[***]												[***]
48	5	IGER	Test alternative [***]		A step in [***]
systems as proof of
principle
49		IGER	Plan [***]	Produce [***]	Make [***] in 20[***] using
database for [***] etc.
Include [***] if possible in
20[***].
50		IGER	Carry out [***] in		The emphasis would be on
			[***] chambers		[***] genotypes but we would
test several [***] of [***],
[***] and [***].
51		CIGER	Test [***], [***] and		see [***] tab for methodology
[***] characteristics
52		CIGER	[***] and/or [***] from	Evaluate [***] in IGER and [***]
relevant [***] to [***]
53		CIGER	Assess [***] in field	Determine if [***] is	Field scale phenotypic
				acceptable	assessments for above [***].
54	d	IGER	Create [***]	Develop methods for large
scale [***] with [***]
advantages
55		IGER	Harvest [***]
56		CIGER	[***] of [***] to [***]	Evaluate [***] in IGER and
[***]
57		CIGER	Assess phenotype in field	Record important
morphometric characters as described in 2A i.
58		CIGER	Evaluate [***] relative	Determine levels of [***],
			to [***] in field	[***] of [***]
59	6		Selection from [***]	To identify superior
genotypes
Raise plants from [***]
60		IGER	in Glasshouse	Select best on basis of [***]
61		IGER	Sample, extract DNA,	Use marker analysis to aid	[***]-[***] samples x
			send to Ceres for marker	selection	[***]-[***] markers.
			analysis		Throughput of [***] needs to
be confirmed. Include [***]
trial, [***] x [***]
material and [***] of all
[***]. See marker section.
62		Ceres	SNP marker analysis	evaluate material for
markers, send results to
IGER
63		IGER	Transplant to field
64		IGER	Raise plants from [***].	Select [***].	[***] MORE [***] TO BE [***].
Also [***] to [***].
65		CIGER	Assess phenotype	Recaord important
morphometric characters
including winter [***],
spring [***], [***] to [***]
spring [***] and summer
[***] (incl [***]), [***]/
[***], [***] and intensity,
[***] and [***], [***],
[***], [***] and [***],
				visual assessment of [***]							[***]												[***]												[***]

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Breeding Project Plan

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP
66		IGER	Sample whole plant	More detailed [***]
			material, analyze using	characterisation will reveal
			[***], send [***] to	important [***]
Ceres
67		IGER	Select, [***] and [***] (or [***]		This depends on the success of the early morphometirc
			best genotypes for replicated trials.		selection. If selections
			Interesting plants not		after year [***] are
			quite making the grade		reliable reflection of the
			will be transferred to a		mature phenotype, then we
			mass selection		could start this in 20[***]
			reservoir to continue		- making plots.
montoring for [***].
68		Ceres	Use developed model to	Provide timely detailed
			determine [***] from	information on [***]
			[***]. Send results to	of [***].
IGER
69	7		[***] Trials		NEED TO DETERMINE WHAT IS
DONE OUTSIDE [***] PROGRAM
Small plot yield
assessments in
replicated ([***] or
[***]) single or
multiple rows ([***]) of
			[***] or [***] plants		Promising lines to be [***].
			per row, depending on	To test [***] on an area	Connects to [***] and
70		IGER	[***] on [***].	basis and scale up	Trialling project schedules
71		IGER	After [***] years, the		I suspect we will need help
			best genotypes will be		from [***] to multiply
			provided to [***] and		promising plants for
			UK for testing at [***]		agronomic trials since [***]
			locations as part of		is [***] only about [***]
			[***] relevant		[***] after [***] growing
			evaluation.		seasons.							[***]												[***]												[***]
72		IGER	Evaluate green cut of
Miscanthus in terms of
[***], [***] and [***]
73		IGER	To investigate [***]		Several suitable [***] were
not tested in 20[***]
application.
74		IGER	To investigate methods		This is practical issue and
			of preventing [***] at		may be sorted by [***] or
			field borders (applies		more likely by [***]
to M. [***])
75	8		Project Management
Telemeetings would be fine
every quarter - with an
76			Telemeetings		annual visit.
77			Face to face meetings
78			Reporting		based on these project plans							[***]												[***]												[***]

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Marker Project Plan

IGER
	CERES			year 1			year 2			year 3
	CIGER			FTE	Ceres [***]	IGER [***]	FTE FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]
1	Marker Development ( Year 1-)	Objectives	Notes	1 2 3 4	5 6 7 8	9 10 11 12	1 2 3 4	5 6 7 8	9 10 11 12	1 2 3 4	5 6 7 8	9 10 11 12
A	Identify target [***] for mapping including [***], [***], [***], [***], [***], [***], [***], [***]
B	Compare and share candidate gene sequences. Use [***] and proprietary gene databases to predict Miscanthus variants of genes of interest.
C	Agree on joint list and determine long-term strategy including complementation of BBSRC funded work
D	Grow plants of [***] and mapping [***]. Take samples from [***]. DNA extractions to be made at IGER using Autogen and sent to Ceres
a) [***] Planted April [***]; grow out in field
[***] planted April [***]; sample, extract, send DNA to Ceres
b) ~[***] in November [***], timing dependent on [***]; grow plants in field
~[***] in November [***], timing dependent on [***]; sample, extract, send DNA to Ceres
c) [***] mapping [***] individuals, for [***]; grow plants in field
[***] mapping [***] individuals; sample, extract, send DNA to Ceres
d) [***] ([***]), for [***], [***], [***] and [***]; grow plants in field
[***] ([***]; [***] + [***] plants); sample, extract, send DNA to Ceres
e) [***] ([***]), for [***], [***]; grow plants in field
[***] ([***]; [***]); sample, extract, send DNA to Ceres
E	DNA to be used at IGER for AFLP analysis (a and b above)	determine [***] diversity and [***] structure

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Marker Project Plan

IGER
	CERES		year 1			year 2			year 3
	CIGER		FTE	Ceres [***]	IGER [***]	FTE FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]
F	Define primers [[***] to be tested] for “[***]” carefully selected and agreed genes such that PCR [***] can be sequenced and results unequivocally interpreted.	Develop markers for consensus genes
G
Evaluate polymorphisms in selected [***]. Assay ~[***] DNA samples from [***] in a) c) d) and e) supplied by IGER to search for SNP polymorphisms in [***] genes using primers, PCR and Sequencing. Define additional [***] (?)primers for genes that show insufficient polymorphisms in key materials

Evaluate polymorphisms in selected [***]. Assay ~[***] DNA samples from [***] in [***] supplied by IGER to search for SNP polymorphisms in [***] genes using primers, PCR and Sequencing.
H	Compare and share strategies for association mapping
I	Conduct association mapping with field phenotype data for a) Conduct association mapping with [***] and field phenotype data for b)		[***]		[***]			[***]
J	DNA to be used at IGER for SSR analysis using primers from [***], [***] and [***] (BBSRC [***] grant) ([***] and [***] from [***] and [***])	integration of [***] maps
K	Construct private and public [***] maps and associate marker polymorphisms with [***] in [***] and mapping [***]. [***]
L	Review results, write-up in confidential reports and non-confidential papers and devise strategies for implentation
2	Marker validation and implementation (Year 2-)
A	Phenotype mapping [***] for the target [***] selected in 1A (start in year [***] to enable early morphometric analyses) and grown in 1D
B	Map [***] and relate to markers particularly those derived from candidate genes

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Marker Project Plan

IGER
	CERES		year 1			year 2			year 3
	CIGER		FTE	Ceres [***]	IGER [***]	FTE FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]
3	Develop new mapping [***] of >[***] plants
A	Agree on [***] for new mapping [***]
B	Assess results of [***] for target [***]
C	Grow and phenotype new mapping [***] for agreed [***]
D	make maps from new [***] from mapping [***] d) and e)
4	Use markers ‘routinely’ in the [***] programme
A	Assess relatedness of plants as useful [***] in [***] program based on correlations with [***], conclusions from Items 1-3 and [***] data and [***] in field
B	IGER to extract DNA from [***] of [***] for marker analysis
C
Assay all [***] from all [***] for a subset of markers ( [***]) based on results from Items1-3, [***] required and [***] of plants in field. Aim is to discover if we can [***] many of the [***] early on from marker work.

D	Compare performance of using markers on [***] of [***] from the [***] programme with [***] where no markers are used
5	Functional analysis of target genes which map to [***] (from association or QTL mapping)
A	Q-PCR using a range of [***] from selected genotypes
B	[***] of Miscanthus with selected target genes which map to [***]
6	Development of BAC libraries (BBSRC)	Identification of [***] gene sequences and generation of a physical map

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Attachment A - RESEARCH AND DEVELOPMENT PLAN	Propagation Project Plan

	IGER	Consultant		year 1			year 2			year 3
	Ceres	CIGER		FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]
	Task	Objective	Comment	1 2 3 4	5 6 7 8	9 10 11 12	1 2 3 4	5 6 7 8	9 10 11 12	1 2 3 4	5 6 7 8	9 10 11 12
1	[***]
A	Assess [***] for [***]			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Quantify [***] number and size by [***] individual [***] from	Assessing [***] and [***] in [***]	Investigate [***] conditions to dicipher G x E impacts on [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	a) in the 20[***] [***] Trial at IGER	Existing range of [***] in [***], [***]	Mature 20[***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	b) 20[***] [***] as [***]	new range of [***] in [***], [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	c) from 20[***] [***] in field / glasshouse at IGER	new range		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	d) on [***] ([***] and [***] from [***] to [***])	[***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
				[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	[***] to [***] number of [***] plants	Increase the identified promising genotypes for [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
				[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
B	A series of field relevant experiments to guide Best Management Practices	Demonstrate potential of [***] and create protocols. Find [***] associated with [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	[***] from all [***]			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Typically [***] from each [***] which are [***] in trays for raising [***] for field selection will be monitored. We intend to datalog [***] (order for equipment in progress)	To screen all [***] for [***] and rate of [***] under monitored [***]	Year 1 data will be less detailed than in later years.	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Greenhouse /CE experiments to investigate [***] best practice	to determine [***] in [***] under controlled [***] and optimise [***]	depends on a PhD student	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Test [***] on [***] of selected genotypes	Characteristaion of [***] conditions to stimulate [***] in different genotypes. This provides information about [***] where [***] could be considereds (based on [***]).	One can test [***] over [***] days of [***] genotypes (each in one lane) at [***] different [***] ([***] has [***] wells). [***] per [***] therefore we can only do this with genotypes that produce >[***].	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Field bed preparation ([***]) at [***] (use [***] as a control)	scale up to real conditions including effect of [***] & [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Record [***] & [***]	relate laboratory tests to field conditions		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Monitoring [***] + winter [***]	ensure proper quantification of conditions		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment A - RESEARCH AND DEVELOPMENT PLAN	Propagation Project Plan

	IGER	Consultant		year 1			year 2			year 3
	Ceres	CIGER		FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]	FTE	Ceres [***]	IGER [***]
	Development of [***] techniques	Precision [***] considerations. Optimising [***] and [***] at field scale.		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
				[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
2	[***]			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Establish [***] capacity of certain genotypes and protocols	Identify [***] amenable lines.		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Send lines to external contractor for [***].	[***] promising [***] lines		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Send [***] to Ceres	Provide [***] successfully produced in [***] program for additional research activities,[***] field planting	dependent on [***] success	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
3	[***]	Demonstrate potential of [***] and create protocols. Explore timing of basic research to inform applied work.		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
A	Applied [***]			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	visit global [***] experts	benefit from expertise and tie into the project ([***])	done during [***] trip to [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	[***] global experts visit IGER	benefit from expertise ([***])		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Expert Consultancy ([***])	provide guidance for [***] projects, possibly advise student		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	gather information to develop field and glasshouse protocols			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	assess [***] in Miscanthus [***] characteristics of [***] and [***]	optimise [***], inform [***]	20[***] assessment will be include [***]. 20[***]+ [***] will be [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	treatments to [***], e.g. [***]	optimise [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Glasshouse tests of [***] growth conditions	to predict conditions in which [***] can be used		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Field tests of [***]	survivorship of [***] plants and G by E interactions		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Iterative field testing of [***] techniques	Evaluate field suitability of [***] techniques		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
B	Basic [***] Research			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Assess [***] leading to [***] growth	develop articicial [***] of [***] growth and [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Assess [***] cues leading to [***] growth.	develop articicial [***] of [***] growth and [***]		[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
4	[***]/[***]			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
A	[***] Lines, [***] lines			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Desk study of state of art in industry			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]
	Discuss with PM what could be done quickly to demonstrate feasibility			[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment B - Budget

	2007/8	2008/9	2009/10
No of Months	12.00	12.00	12.00
SALARY	[***]	[***]	[***]
NI [***]%	[***]	[***]	[***]
super [***]%	[***]	[***]	[***]
PAY COSTS	[***]	[***]	[***]

OTHER RECURRENT
CONSUMABLES	[***]	[***]	[***]
CONSUMABLES MOLECULAR BIO	[***]	[***]	[***]
CASUAL & OVERTIME	[***]	[***]	[***]
TRAVEL & SUBSISTENCE	[***]	[***]	[***]
STUDENTSHIP (PhD)	[***]	[***]	[***]
SUB- TOTAL	[***]	[***]	[***]

OTHER COSTS
ESTATES COST	[***]	[***]	[***]
RECRUITMENT	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
BIOINFORMATICS	[***]	[***]	[***]
ULTRASTRUCTURE & IMMUNOLOGY	[***]	[***]	[***]
[***]	[***]	[***]	[***]
SEQUENCING	[***]	[***]	[***]
EXTENSION TECHNOLOGIES	[***]	[***]	[***]
[***] TECHNOLOGIES	[***]	[***]	[***]
[***] STORE	[***]	[***]	[***]
ROAD VEHICLES	[***]	[***]	[***]
AGRI VEHICLES	[***]	[***]	[***]
FARM	[***]	[***]	[***]
GLASSHOUSE	[***]	[***]	[***]
SUB CONT	[***]	[***]	[***]
TOTAL OTHER COSTS	[***]	[***]	[***]

OVERHEAD COSTS*
[***] SERVICES	[***]	[***]	[***]
ADMIN SERVICES	[***]	[***]	[***]
INSTITUTE & SITE MANAGEMENT	[***]	[***]	[***]
FEC NOTIONAL INSURANCE	[***]	[***]	[***]
CAPITAL CHARGE	[***]	[***]	[***]
DEPARTMENT	[***]	[***]	[***]
TOTAL OVERHEAD COSTS	[***]	[***]	[***]
TOTAL	[***]	[***]	[***]
CERES payment for reasonable perf	[***]	[***]	[***]
CERES payment for full completion	[***]	[***]	[***]
TOTAL paid by CERES	[***]	[***]	[***]
SURPLUS OVER TOC	[***]	[***]	[***]

*      See page 2

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment B — Budget
This Budget is agreed upon for contract years 1 through 3. A contract year (“Year”) is April 1 — March 31, starting April 1, 2007. CERES agrees to provide funding for IGER’s RESEARCH PROJECT activities covered by this SCHEDULE in accordance with Article 1.8 of the CA as set forth in the Budget in page 1 of this Attachment B, taking into account what is provided hereinafter. Pay Costs, Other Recurrent and Other Costs are as in the Budget. Overhead Costs will be payable as follows:
-	Each contract year CERES will pay [***]% of the overheads asked, (e.g. of the [***] pounds in Year 1), for the expected reasonable performance in the various aspects of the program Year by Year and especially for all the items listed in the attached document. This [***]% amounts to [***] pounds in contract Year 1.

-	Furthermore, CERES will pay for Year 1 an additional [***]% of the asked overhead ( i.e.[***]% in total of the asked overhead) for full completion of the Year 1 items A and B listed hereinafter. This additional [***]% equals [***] pounds.

-	For Year 2 CERES will pay an additional [***]% of the overhead costs asked for full and successful completion of Year 2 items A and C hereinafter.

-	For Year 3 CERES will pay an additional [***]% of the overhead costs asked for full and successful completion of Year 3 items A, B, C and D listed hereinafter.

-	The MANAGEMENT COMMITTEE will bring forth recommendations to the Parties at the beginning of each Year for the items that IGER should satisfy to obtain extra overheads, outlined in the framework above.

-	Assessment on achievements of the nominated items will be made at the end of each Year by the MANAGEMENT COMMITTEE and recommendations made to the Parties. Upon agreement, CERES will respond to an invoice from IGER as agreed. Should some items in a section not be achieved then the amount paid will be reduced on a pro-rata basis on the number of items in the section.

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment B — Budget
Suggested milestones, for discussion, for full overhead payments
The Parties agree to finalize this document within thirty (30) days from the commencement date of this SCHEDULE.
Year 1 (April 1 to March 31):
A. [***] research to create an economically viable business
1. [***] and [***] variation affecting [***] amongst available (numbers?) [***] and their behaviour through the season/[***] reported; any clear winners [***]
2. [***] and [***] variation affecting [***] (numbers?) [***] and early [***] across different [***] and [***] reported; any clear leaders [***] and sent to Ceres
3. XXX [***] of Miscanthus [***] ([***]?) (good [***]) with Miscanthus [***] made and followed by [***] where necessary. [***] of [***] sent to Ceres by early 20[***].
4. First [***] of [***] x [***] made based on results from 20[***] field [***] and [***]
B. [***] to Ceres to help [***] in [***] as early as possible
1. [***] of latest [***] of [***] from [***] via [***] (how many?) sent into [***] in 20[***] when requested by Ceres
2. Selected set of promising [***] including [***] lines and [***] trialled to date sent to Ceres in [***]in 20[***] for trial in [***]
3. Samples of [***] of Year 1 [***] sent to Ceres, including a sample of [***] (Numbers of [***]?)
4. Approximately [***] from [***] (how many?) occurring in the field in 20[***] believed to be [***]x x [***]x sent to Ceres
C. Advancing the [***] assisted [***] program as early as possible
1. DNA from about [***] plant [***] phenotyped in the field since 20[***] and first [***] delivered to Ceres in 20[***].
2. DNA from about new [***] plant [***] in [***] in 20[***], other [***] and other selected [***] delivered to Ceres in 20[***]
D. Advancing the [***] program
1. xxx new [***] of [***] x [***] made based on phenotypes and presumed [***]
2. xxx [***] of M [***] x other made

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment B — Budget
3. [***] phenotype/[***] assessments of material in [***] since 20[***] reported and correlations made with assessments in years 1 and 2 and with [***]
E. Advancing [***] research
1. Samples (how many?) and [***] (how many?) sent to Ceres
F. Enhancing [***]
1. Additional [***] made and materials brought into [***] in IGER to fill in specific [***] needed for likely commercialization locations
Year 2 (April 1 to March 31):
A. [***] research to create an economically viable business
1. [***]/[***] variation affecting [***] amongst large range of [***] (numbers?) and their behaviour through the season/[***] reported; any clear winners [***]
2. [***]/[***] variation affecting [***] (numbers?) [***] and early growth across different [***] and [***] reported; any clear leaders [***] and sent to Ceres
3. XXX [***] of Miscanthus [***] ([***]) (good [***]) with Miscanthus [***] made and followed by [***] where necessary. [***] of [***] sent to Ceres by early 20[***].
4. Next [***] of [***] x [***] made based on results from 20[***] field [***] and [***]
5. Synthesis of best practice for [***] of miscanthus based on [***] and [***], [***] and other methods to meet market costs and commercialization in different geographies
B. [***] to Ceres to help [***] in [***] as early as possible
1. Approximately [***] from [***] occurring in the field in 20[***] believed to be [***]x x [***]x sent to Ceres
2. Samples of [***] of Year 2 [***] (numbers?) sent to Ceres, including a sample of [***]
3. Promising selected genotypes from [***]/[***]/[***] program [***] in [***] and sent to Ceres
C. Advancing the [***] assisted [***] program as early as possible
1. DNA from relevant [***] from [***] program, [***] etc delivered to Ceres in 20[***]
2. Preliminary phenotyping of [***] in field and preliminary [***] made with Ceres
3. [***] and [***] aligned with [***] and [***] and [***]

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment B — Budget
D. Advancing the [***] program
1. xxx new [***] of [***] x [***] made based on phenotypes, presumed [***], [***] and other characters
2. xxx new [***] of M [***] x other made
3. [***] phenotype/[***] assessments of material in [***] since 20[***] reported and correlations made with assessments in previous years and with [***]
4. Selection and [***] of genotypes for further trialing for potential commercialization based on geography, [***] and [***]
5. Report on methods to [***] large scale [***] with commercial advantages
Year 3 (April 1 to March 31):
A. [***] research to create an economically viable business
1. [***]/[***] variation affecting [***] amongst available [***] (how many?) and their behaviour through the season/[***] reported; any clear winners [***]
2. [***]/[***] variation affecting [***] ( how many?) [***] and early [***] across different [***] and [***] reported; any clear leaders [***] and sent to Ceres.
3. Synthesis of best practice for [***] of miscanthus based on [***] and [***], [***] and other methods to meet market costs and commercialization in different geographies.
4. XXX [***] of Miscanthus [***] ([***]) (good [***]) with Miscanthus [***] made and followed by [***] where necessary. [***] of [***] sent to Ceres by early 20[***].
5. Next [***] of [***] x [***] made based on results from 20[***] field [***] and [***]
B. [***] to Ceres to help [***] in [***] as early as possible
1. Approximately [***] from [***] occurring in the field in 20[***] believed to be [***]x x [***]x sent to Ceres
2. Samples of [***] of Year 3 [***] (how many?) sent to Ceres, including a sample of [***]
3. Promising selected genotypes from [***]/[***] program [***] in [***] and sent to Ceres
C. Advancing the [***] assisted [***] program as early as possible
1. DNA from relevant [***] from [***] program, [***] etc delivered to Ceres in 20[***]
2. Advanced phenotyping of [***] in field and [***] made with Ceres
D. Advancing the [***] program

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment B — Budget
1. xxx new [***] of [***] x [***] made based on phenotypes and presumed [***], [***] and [***] and [***] samples transferred to Ceres
2. xxx new [***] of M [***] x other made and [***] samples transferred to Ceres
4. Initial evaluation of [***] in field; report on [***], and commercial feasibility of [***]
5. Selection and [***] of promising genotypes from all [***] to date for further trialing for potential commercialization based on geography, [***] and [***] and selections transferred to Ceres
6. Establishment of multisite trial of promising genotypes

CERES-IGER SCHEDULE 1	April 1, 2007

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment C
CERES-IGER SCHEDULE 1	April 1, 2007
Quarterly Report Format
Prepared by
Date

Confidential Project # and name

1

Concept and Goals
•	Concept
•	Goals

Confidential Project # and name

2

FTEs and Budget Projected vs. Actual
•	People and activities
Dollars
FTEs

Confidential Project # and name

3

Action Items and Deliverables for the Period

	Expected	Actual
Action Item or Deliverable	Finish	Finish

Confidential Project # and name

4

Key Milestones or Deliverables for the Period
•	Progress on Key Milestones and Deliverables

•	Are we on, ahead or behind schedule

Confidential Project # and name

5

Technical Highlights
•	1 or 2 slides covering technical highlights

Confidential Project # and name

6

Results
•	Several slides summarizing results (if applicable)

Confidential Project # and name

7

What’s Ahead: Key Milestones and Deliverables Next 4 Quarters
•	Quarter 1

•	Quarter 2

•	Quarter 3

•	Quarter 4

Confidential Project # and name

8

Research Plan
•	Goal
—	Impact

—	Tasks

—	Milestones

—	Deliverables
•	Duplicate this slide as needed to cover each goal for the next period

Confidential Project # and name

9

Timeline Summary
Time to achieve Milestone 1 2 3 4 5 6 7 8 9 10 11 12 Milestone 1 Milestone 2 Milestone 3 Etc
•	Assumptions and risk factors

•	Use additional slide if necessary

•	Use red if behind schedule until completed or otherwise resolved

•	Should be indicated in red as soon as the delay is identified

•	See issue resolution if behind schedule

Confidential Project # and name

10

IP
•	Filings during the period
•	Applications in progress

Confidential Project # and name

11

SOPs
•	List SOPS for all Key processes

Confidential Project # and name

12

Issue Resolution and Decision Making Slides
These can be used to address new issues or
implement corrective action or assist in decision
making such as variety release, etc.

Confidential Project # and name

13

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

Actual

•	What is happening
Expected

•	What should be happening

Confidential Project # and name

14

Issue Resolution and Decision Making
•	Issue (e.g. milestone 3 behind schedule)

•	Possible alternative slide to address new issues

Needs
Wants

Confidential Project # and name

15

Decision
•	Summary of decision to be made

Confidential Project # and name

16

Options
•	Summary of options

Confidential Project # and name

17

Recommendations
•	What do we need to do to get back on track or address new issue

Confidential Project # and name

18

Resources Required

Confidential Project # and name

19

Plan and Schedule

Action Items	Who	When

Confidential Project # and name

20

Attachment D

IGER BACKGROUND INTELLECTUAL PROPERTY

Miscanthus accessions from the following sources:	Number
IGER collection from [***] ([***]), [***] and [***] in 20[***]	approx. [***]

Kew/ADAS (BRL agreement)	-see attached list

[***]	-see attached list

[***]	-see attached list

Other European sources	-see attached list

CERES-IGER SCHEDULE 1		April 1, 2007
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

List of Donated Accessions

AccID	Accession	Species	SuppliedBy	PreviousID	Restrictions	[***]	Type	[***]	Comments
1	Mb 1	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
2	Mb 2	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
3	Mb 3	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
4	Mb 4	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
5	Mb 5	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
6	Mb 6	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
7	Mb 7	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
8	Mb 8	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
9	Mb 9	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
10	Mb 10	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
11	Mb 11	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
12	Mb 12	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
13	Mb 13	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
14	Mb 14	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
15	Mb 15	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
16	Mb 16	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
17	Mb 17	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
18	Mb 18	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
19	Mb 19	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
20	Mb 20	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
21	Mb 21	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
22	Mb 22	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
23	Mb 23	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
24	Mb 24	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
25	Mb 25	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
26	Mb 26	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
27	Mb 27	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
28	Mb 28	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
29	Mb 29	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
30	Mb 30	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
31	Mb 31	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
32	Mb 32	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
33	Mb 33	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
34	Mb 34	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
35	Mb 35	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
36	Mb 36	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
37	Mb 37	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
38	Mb 38	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
39	Mb 39	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
40	Mb 40	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
41	Mb 41	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
42	Mb 42	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
43	Mb 43	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
44	Mb 44	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
45	Mb 45	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
46	Mb 46	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
47	Mb 47	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
48	Mb 48	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
49	Mb 49	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
50	Mb 50	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
51	Mb 51	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
52	Mb 52	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
53	Mb 53	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
54	Mb 54	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
55	Mb 55	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
56	Mb 56	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
57	Mb 57	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
58	Mb 58	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
59	Mb 59	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
60	Mb 60	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
61	Mb 61	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
62	Mb 62	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
63	Mb 63	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
64	Mb 64	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
65	Mb 65	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
66	Mb 66	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
67	Mb 67	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
68	Mb 68	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
69	Mb 69	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
70	Mb 70	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
71	Mb 71	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
72	Mb 72	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
73	Mb 73	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
74	Mb 74	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
75	Mb 75	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
76	Mb 76	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
77	Mb 77	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
78	Mb 78	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
79	Mb 79	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
80	Mb 80	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
81	Mb 81	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
82	Mb 82	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
83	Mb 83	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
84	Mb 84	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
85	Mb 85	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
86	Mb 86	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
87	Mb 87	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
88	Mb 88	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
89	Mb 89	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
90	Mb 90	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
91	Mb 91	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
92	Mb 92	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
93	Mb 93	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
94	Mb 94	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
95	Mb 95	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
96	Mb 96	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
97	Mb 97	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

List of Donated Accessions

AccID	Accession	Species	SuppliedBy	PreviousID	Restrictions	[***]	Type	[***]	Comments
98	Mb 98	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
99	Mb 99	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
100	Mb 100	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
101	Mb 101	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
102	Mb 102	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
103	Mb 103	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
104	Mb 104	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
105	Mb 105	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
106	Mb 106	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
107	Mb 107	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
108	Mb 108	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
109	Mb 109	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
110	Mb 110	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
111	Mb 111	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
112	Mb 112	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
113	Mb 113	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
114	Mb 114	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
115	Mb 115	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
116	Mb 116	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
117	Mb 117	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
118	Mb 118	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
119	Mb 119	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
120	Mb 120	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
121	Mb 121	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]	No longer retained.
122	Mb 122	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]	No longer retained.
123	Mb 123	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
124	Mb 124	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
125	Mb 125	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
126	Mb 126	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
127	Mb 127	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
128	Mb 128	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
129	Mb 129	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
130	Mb 130	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
131	Mb 131	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
132	Mb 132	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
133	Mb 133	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
134	Mb 134	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
135	Mb 135	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
136	Mb 136	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
137	Mb 137	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
138	Mb 138	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
139	Mb 139	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
140	Mb 140	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
141	Mb 141	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
142	Mb 142	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
143	Mb 143	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
144	Mb 144	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
145	Mb 145	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
146	Mb 146	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
147	Mb 147	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
148	Mb 148	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
149	Mb 149	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
150	Mb 150	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]	No longer retained.
151	Mb 151	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
152	Mb 152	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
153	Mb 153	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
154	Mb 154	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]	No longer retained.
155	Mb 155	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
156	Mb 156	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
157	Mb 157	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]	No longer retained.
158	Mb 158	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
159	Mb 159	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
160	Mb 160	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
161	Mb 161	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
162	Mb 162	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
163	Mb 163	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
164	Mb 164	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
165	Mb 165	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
166	Mb 166	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
167	Mb 167	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
168	Mb 168	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
169	Mb 169	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
170	Mb 170	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
171	Mb 171	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
172	Mb 172	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
173	Mb 173	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
174	Mb 174	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
175	Mb 175	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
176	Mb 176	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
177	Mb 177	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
178	Mb 178	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
179	Mb 179	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
180	Mb 180	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
181	Mb 181	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
182	Mb 182	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
183	Mb 183	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
184	Mb 184	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
185	Mb 185	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
186	Mb 186	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
187	Mb 187	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
188	Mb 188	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
189	Mb 189	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
190	Mb 190	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
191	Mb 191	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
192	Mb 192	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
193	Mb 193	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
194	Mb 194	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
195	Mb 195	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

List of Donated Accessions

AccID	Accession	Species	SuppliedBy	PreviousID	Restrictions	[***]	Type	[***]	Comments
196	Mb 196	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
197	Mb 197	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
198	Mb 198	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
199	Mb 199	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
200	Mb 200	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
201	Mb 201	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
202	Mb 202	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
203	Mb 203	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
204	Mb 204	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
205	Mb 205	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
206	Mb 206	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
207	Mb 207	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
208	Mb 208	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
209	Mb 209	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
210	Mb 210	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
211	Mb 211	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
212	Mb 212	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
213	Mb 213	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
214	Mb 214	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
215	Mb 215	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
216	Mb 216	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
217	Mb 217	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
218	Mb 218	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
219	Mb 219	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
220	Mb 220	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
221	Mb 221	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
222	Mb 222	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
223	Mb 223	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
224	Mb 224	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
225	Mb 225	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
226	Mb 226	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
227	Mb 227	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
228	Mb 228	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
229	Mb 229	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
230	Mb 230	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
231	Mb 231	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
232	Mb 232	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
233	Mb 233	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
234	Mb 234	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
235	Mb 235	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
236	Mb 236	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
237	Mb 237	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
238	Mb 238	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
239	Mb 239	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
240	Mb 240	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
241	Mb 241	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
242	Mb 242	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
243	Mb 243	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
244	Mb 244	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
245	Mb 245	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
246	Mb 246	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
247	Mb 247	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
248	Mb 248	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
249	Mb 249	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
250	Mb 250	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
251	Mb 251	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
252	Mb 252	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
253	Mb 253	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
254	Mb 254	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
255	Mb 255	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
256	Mb 256	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
257	Mb 257	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
258	Mb 258	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
259	Mb 259	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
260	Mb 260	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
261	Mb 261	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
262	Mb 262	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
263	Mb 263	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
264	Mb 264	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
265	Mb 265	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
266	Mb 266	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
267	Mb 267	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
268	Mb 268	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
269	Mb 269	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
270	Mb 270	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
271	Mb 271	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
272	Mb 272	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
273	Mb 273	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
274	Mb 274	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
275	Mb 275	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
276	Mb 276	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
277	Mb 277	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
278	Mb 278	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
279	Mb 279	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
280	Mb 280	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
281	Mb 281	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
282	Mb 282	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
283	Mb 283	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
284	Mb 284	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
285	Mb 285	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
286	Mb 286	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
287	Mb 287	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
288	Mb 288	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
289	Mb 289	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
290	Mb 290	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
291	Mb 291	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
292	Mb 292	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
293	Mb 293	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

List of Donated Accessions

AccID	Accession	Species	SuppliedBy	PreviousID	Restrictions	[***]	Type	[***]	Comments
294	Mb 294	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
295	Mb 295	Miscanthus [***]	[***]	[***]	unclear	[***]	[***]	[***]
296	Mb 296	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
297	Mb 297	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
298	Mb 298	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
299	Mb 299	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
300	Mb 300	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
301	Mb 301	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
302	Mb 302	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
303	Mb 303	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
304	Mb 304	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]	No longer retained.
305	Mb 305	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	Mix of accessions
306	Mb 306	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	Mix of accessions
307	Mb 307	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
308	Mb 308	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
309	Mb 309	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
310	Mb 310	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
311	Mb 311	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
312	Mb 312	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
313	Mb 313	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
314	Mb 314	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
315	Mb 315	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
316	Mb 316	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
317	Mb 317	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
318	Mb 318	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
319	Mb 319	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
320	Mb 320	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
321	Mb 321	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]	No longer retained.
322	Mb 322	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]	No longer retained.
323	Mb 323	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
324	Mb 324	Miscanthus [***]	[***]	[***]	under MTA	[***]	[***]	[***]
325	Mb 325	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
326	Mb 326	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
327	Mb 327	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
328	Mb 328	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
329	Mb 329	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]
330	Mb 330	Miscanthus [***]	[***]	[***]	no MTA	[***]	[***]	[***]	No longer retained.
331	Mb 331	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
332	Mb 332	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
333	Mb 333	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
334	Mb 334	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]
335	Mb 335	Miscanthus [***]	[***]	[***]	none	[***]	[***]	[***]

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
AMENDMENT I
to SCHEDULE 1 between CERES, INC. and INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH dated April 1, 2007 (the “Schedule”).
1.	The Parties agree to replace the suggested Year 1 (April 1 to March 31) milestones in Attachment B of the Schedule in their entirety by the Ceres-IGER Milestones — Year 1, as attached hereto. For clarity, no change is made to pages 1 and 2 of such Attachment B. Any changes to the suggested Year 2 and Year 3 milestones will be addressed in separate amendments to the Schedule.

2.	The Parties agree that this Amendment I is effective as of January 1, 2008.

3.	For the remainder, the Schedule remains unchanged and this Amendment I shall form an integral part thereof.
Made in two (2) copies.

INSTITUTE OF GRASSLAND AND ENVIRONMENTAL RESEARCH		CERES, INC.

By:	/s/ M Humphries	By:	/s/ Peter Mascia
	Name: Professor Mervyn Humphreys		Name: Peter Mascia
	Title: Director		Title: Vice President of Product Development

		By:	/s/ Richard Flavell
Name: Richard Flavell, CBE, FRS
Title: Chief Scientific Officer

Ceres-IGER Milestones — Year 1

Contract Year
(April 1 - March 31)	Schedule	Milestone	See key
Year 1	Agronomy	Characterise [***] in the potential for [***] amongst [***] from the [***]	A

Year 1	Agronomy	Survey of [***] capacity of [***] genotypes taken from the [***] trial during July 20[***].	A

Year 1	Agronomy	Understand [***] affecting [***] across different [***] of [***] different [***].	A

Year 1	[***]	[***] of [***] controlled [***] of Miscanthus [***] ([***]) with Miscanthus [***]. [***] of [***] or [***] to [***] by early 20[***].	A

Year 1	Agronomy	[***] of [***] (additional to [***] required by DEFRA) [***] of [***] x [***] made based on staggered [***].	D

Year 1	[***]	[***]of [***] x [***] will be made based on results from 20[***] field [***] and [***].	A

Year 1	[***]	[***] based on outstanding phenotype and [***] geography at [***] from [***] put into [***]. In [***] or [***] or [***] (multiples per [***]) available to put into [***] in 20[***] when requested by Ceres	B

Year 1	[***]	[***] promising [***] including [***] lines and [***] trialed to date [***] to [***] in [***] or [***] or [***] for trial in [***] when requested.	B

Year 1	[***]	Samples of [***] from Year 1 [***] and [***] sent to Ceres. At a minimum [***] + [***] = [***]; more if possible from [***] of [***] x [***] and [***] x [***] and [***] of [***] x [***] ([***]).	B

Year 1	[***]	[***] to Ceres from M. [***] ([***]) x M. [***] ([***]) in the field in 20[***]; believed to be [***] .	B

Year 1	Markers	[***]/DNA from [***] plant [***] phenotyped in the field since 20[***] and first [***] delivered to Ceres in 20[***].	C

Year 1	Markers	[***]/DNA from plant [***] in [***] in 20[***] where material is available, plus other [***] individuals (numbers defined in Marker schedule) and other selected genotypes where material is available delivered to Ceres in 20[***]	C

Year 1	[***]	Year 2 and [***] phenotype/[***] assessments of material in [***] trials reported for Ceres to make correlations between assessments and markers	D

Year 1	Markers	[***] sent to Ceres, samples as requested by Ceres for [***].	E

Year 1	[***]	[***] made in 20[***] and materials brought into [***] in IGER to fill in specific [***] needed for likely [***].	F

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KEY
A	[***] research to create an economically viable business

B	[***] to Ceres to help [***] in [***] as early as possible

C	Advancing the marker assisted [***] program as early as possible

D	Advancing the [***] program

E	Advancing [***] research

F	Enhancing [***]

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AMENDMENT II
to the Collaboration Agreement effective as of April 1, 2007 between the Institute of Grassland and Environmental Research (“IGER”) and Ceres, Inc. (“CERES”), as amended (the “Agreement”) and to SCHEDULE 1 between the Institute of Grassland and Environmental Research (“IGER”) and Ceres, Inc. (“CERES”) and dated April 1, 2007, as amended (“Schedule 1”).
          WHEREAS, the Institute of Grassland and Environmental Research (“IGER”) and CERES entered into the Agreement and Schedule 1 on April 1, 2007;
          WHEREAS, on April 1, 2008 IGER merged with Aberystwyth University Institutes of Biological Sciences and Rural Sciences to form the new Institute of Biological, Environmental and Rural Sciences of Aberystwyth University (“AU”);
          WHEREAS, as a consequence of such merger, the Parties wish to substitute AU in place of IGER as a contract party to the Agreement;
          WHEREAS, AU and CERES wish to amend the Agreement, as set forth hereinafter.
          NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:
1.	The Parties agree that Aberystwyth University, a Higher Education Establishment registered in the United Kingdom No. RC000641, having an office at Old College, King Street, Aberystwyth SY23 2AX (“AU”) should be substituted as a contract party to the Agreement in place of IGER.

2.	The Parties agree to amend Article 14.1 (e) (v) of the Agreement so as to read as follows:

“(v) with thirty (30) days’ written notice to AU if Defra has not assigned to AU, or granted to AU a license reasonably satisfactory to CERES on, the Intellectual Property vested in Defra or the Crown or the Secretary of State pursuant to the DEFRA agreement NF 0426 within three (3) years from the Effective Date (the “Assignment/License”); provided however that Ceres will not unreasonably refuse to extend such three (3) year term by six (6) months if so requested by AU by December 31, 2009.”

3.	The Parties agree to add the following clause in Article 6 of Schedule 1:

“As long as the assignment or license grant by Defra to AU, and the corresponding grant of a license or sublicense to CERES in compliance with the Agreement, has not occurred, CERES will have the right to withhold [***] percent ([***]%) of the funding payable by CERES to AU pursuant to Attachment B — Budget, attached to Schedule 1 (as this may be amended from time to time). CERES’ rights to withhold such payments will terminate:
(i)	with respect to [***] percent ([***]%) of the funding, as of the date CERES effectively receives a license or sublicense satisfactory to CERES on CERTAIN MISCANTHUS ACCESSIONS (defined in Article 3.2.1 b. of the Agreement) and related information.

(ii)	with respect to [***] percent ([***]%) of the funding as of the date CERES effectively receives a license or sublicense satisfactory to CERES on the Intellectual Property vested in Defra or the Crown or the Secretary of State pursuant to the Defra agreement NF0426.”
4.	The Parties agree that this Amendment II is deemed to have become effective as of May 1, 2008.

5.	For the remainder, the Agreement and Schedule 1 remain unchanged and this Amendment II shall form an integral part thereof.
Made in two (2) copies.

ABERYSTWYTH UNIVERSITY			CERES, INC.

By:	/s/ S.G.A. Durbin		By:	/s/ Richard Flavell
	Name:	S.G.A. Durbin		Name:	Richard Flavell, CBE, FRS
	Title:	Director, Risk & Research Finance		Title:	Chief Scientific Officer

			By:	/s/ Richard Hamilton
				Name:	Richard Hamilton
				Title:	President and Chief
Executive Officer

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CONFIDENTIAL
AMENDMENT III
to the SCHEDULE 1 between the Institute of Biological, Environmental and Rural Sciences (“IBERS”) of Aberystwyth University and Ceres, Inc. (“CERES”) and dated April 1, 2007, as amended (“Schedule 1”).
          WHEREAS, IBERS and CERES entered into Schedule 1 on April 1, 2007;
          WHEREAS, the initial term of Schedule 1 was for three (3) years;
          WHEREAS, the Parties wish to extend the term of Schedule 1 to cover additional research and development activities;
          WHEREAS, IBERS and CERES further wish to amend Schedule 1, as set forth hereinafter.
          NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:
1.	The Parties agree to substitute the RESEARCH AND DEVELOPMENT PLAN referred to in Article 3 of Schedule 1 and attached as Attachment A to Schedule 1 by a new Attachment A/2010 revision, as attached to this Amendment III.

2.	The Parties agree to amend Article 5 PHD LEVEL SCIENTIFIC STAFF for CERES staff so as to read as follows:
Richard Flavell (CERES)
Jeff Gwyn (CERES)
Charlie Rodgers (CERES)
Timothy Swaller (CERES)
3.	The Parties agree to substitute the Budget referred to in Article 6 of Schedule 1 and attached as Attachment B to Schedule 1 by a new Attachment B/2010 revision, as attached to this Amendment III.

4.	The Parties agree to amend Article 16 Term of Schedule 1 so as to read as follows:
“Term: Five (5) years provided however, at least one (1) year before the end of the term of this SCHEDULE, the Parties shall decide whether to extend it for one (1) or more years, with appropriate updates to the RESEARCH AND DEVELOPMENT

PLAN (Attachment A/2010 revision), and FUNDING (Article 6 of this SCHEDULE).”
5.	The Parties agree that this Amendment III is deemed to have become effective as of March 31, 2010.

6.	For the remainder, Schedule 1 remains unchanged and this Amendment III shall form an integral part thereof.
Made in two (2) copies.

ABERYSTWYTH UNIVERSITY			CERES, INC.

By:	/s/ E. Reynolds		By:	/s/ Jefferson Gwyn
	Name:	Emyr Reynolds		Name:	Jefferson Gwyn
	Title:	Head of Research Grants		Title:	Vice President of Breeding & Genomics

			By:	/s/ Richard Flavell
				Name:	Richard Flavell, CBE, FRS
				Title:	Chief Scientific Officer

Attachment A/2010 revision
RESEARCH AND DEVELOPMENT PLAN
April 1, 2010 — March 31, 2011 workplan

Action proposed	Dates Performed	Summary of action taken
1. Supply [***] from the [***] best [***] to CERES partners in [***]	April 2010	Supplied [***], [***] checked [***] to [***] company as directed by CERES

2. Supply plants for [***] observation and miniplot trials	April to July 2010	Supplied [***] for the establishment of the following trials [***] 4 ON ([***]) [***] 5 MP (best lines — [***] and [***]) [***] 1 ON (best lines — [***] and [***]) [***] 4 ON [***] 13 MP (best [***] from [***], JKI etc.) [***] A9 ON ([***] survivors, [***], [***]) [***] A 10 ([***] survivors, [***], [***]) [***] A11 RP (small plots of [***])

3. Gather phenotyping data from [***] trials to identify the most promising [***] to be used in [***]	July to November	Best [***] was identified based on autumn [***] scores. [***] ‘Generic high [***]’ [***] found in [***] at [***] and [***].

Technical enabling
A new [***] field nomenclature was developed to ensure clear communication so that each plant or plot in the [***] trials was identified by a UID.

Photographs and data loaded to MSCAN and discussed at the January 2011 quarterly.

Development of the controlled vocabularies for phenotyping fields is ongoing.

[***] data was recorded in [***] and [***] on the [***]

[***] data in Feb 2011 gathered but needs developed of the controlled vocabularies before this can be loaded to MSCAN and analysed.

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Action proposed	Dates Performed	Summary of action taken
4. Send [***] of the best selections from [***] and [***] to [***] identified by June 2010	October	[***] Miscanthus samples for [***] under [***] on behalf of Dr. Charlie Rodgers. The Miscanthus [***] in this package are provided under a research agreement between IBERS and CERES and are restricted to release only to CERES, Inc. They are not [***].

5. Create [***] based on a knowledge of [***] available
All year and ongoing
Table shows number of [***] attempted by [***] types.

[***] Type	Number	% [***]	Produced >[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]
Restricted: a form of [***] where [***] within a [***] has occurred and the plants have been [***] to [***]. The potential [***] contributors can be short listed from the [***] monitoring data. [***]: [***] wise [***] produce two [***] records since [***] contain both [***] and [***] parts. [***]: single [***] [***]: Here the [***] from [***] are registered as [***] ops.
In 2010 encumbrances ([***] and [***]) stopped us going down the route of [***] M. [***] with the well characterized [***] from [***].

6. Develop knowledge of [***] for [***] in a wide range of [***] in order to [***]	April — Oct	[***] experiments were run in 2010. Discovery of the [***] effect when plants were grown under simulated [***] conditions.

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Action proposed	Dates Performed	Summary of action taken
7. [***] experiments	April to Oct	A small trial revealed the value of [***] in [***] of [***] M. [***] from [***].

8. Leaf samples from DNA to develop the [***]	Oct	Freeze dried samples sent to CERES from [***]

9. [***] from 2010 [***] raised for planting in [***] trials	Jan — March	[***] tests identified successful [***]. A tray of each [***] was raised where possible (1 tray = [***] plants)

10. [***] from 2010 [***] sent to CERES	April 2011	From these [***] from [***] with interesting [***] were sent to Charlie.

11. Reporting		Powerpoints of July 13 meeting sent Powerpoints of August 28 meeting sent Powerpoints of 1 and 2 Nov meeting sent Document on forward plans (Nov 2010) Powerpoints of meeting 20-21 Jan 2011
April 1, 2011 — March 31, 2012 workplan

milestone	Projected Dates	Summary of planned actions
1. Characterise [***] from the [***] to inform development tracks 1 to 4	Ongoing	For [***] from the [***] we will perform measurements to collect:
[***] (when plants are [***] ([***] years from planting) [***] status in autumn [***] (scores and measurements)

2. Development of [***]/ [***] with desirable characters	Ongoing	Attempt >[***] exploratory [***] between [***] in [***] of the [***] Perform at least [***] with best [***] identified in [***] using the [***] and [***] in 2010 From these [***] of [***] and [***] with interesting [***] to be sent to Charlie.

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milestone	Projected Dates	Summary of planned actions
3. Development of [***] (CERES, IBERS)		Organize [***] phenotype data for use by CERES in collaboration with [***] (on a BBSRC funded flowering grant) and [***] (on the [***]). Monitor [***] planted in 20[***] through collaboration with [***] and the [***]. Supply of further leaf samples as requested for [***] analysis.

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milestone	Projected Dates	Summary of planned actions
4. Initiate field evaluation of selected potential new Miscanthus [***] and [***], measure [***] and other key [***].	April to Aug 2011	Notes [***] and [***] for [***] selections	Putative Trial name [***] 6 ST
		plus [***] controls	[***] 7 MP
[***]
based on best
		[***]	[***] 5 CB
[***] blocks
based on best
		[***]	[***] 6 CB
[***] blocks
based on best
		[***]	[***] 7 CB
[***] blocks
based on best
		[***]	[***] 8 CB
		[***] testing	[***] 9 ON
miniplots, sue’s
		choices	[***] 3 MP
miniplots, sue’s
		choices	[***] 25 MP
[***] from
		2010 [***]	[***] 26 ST
		[***]	[***] 27 CB
		[***]	[***] 28 CB
[***]
which are now
		in [***]”	[***] 29 ON
Library of [***]
[***]
used
in [***] (E.G.
		#1 To 5’S)	[***] 30 ON
Selected lines
		into [***]	[***] 3 ON
Sue’s MP
		selections	[***] 1 MP

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milestone	Projected Dates	Summary of planned actions
5. [***] and [***]	Ongoing	[***] of [***] currently being raised from use in [***] will be supplied to [***]. [***] screens on [***] to be performed and added to MSCAN.

6. [***] experiments		Field experiments with direct sowing using [***].

7. Reporting		Minutes and powerpoints from meetings

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Attachment B/2010 revision
Budget
CERES shall pay IBERS £[***] (GBP) per year for the implementation of the RESEARCH AND DEVELOPMENT PLAN set forth in Attachment A/2010 revision. Annual payments from CERES to IBERS shall not exceed £[***] (GBP).
Payment details shall be as set forth in Article 1.8 of the Collaboration Agreement.
“1.8 Where a SCHEDULE provides that CERES will make a financial contribution to certain RESEARCH PROJECT activities performed by IBERS, unless agreed otherwise in the appropriate SCHEDULE, IBERS will submit invoices after the end of each calendar quarter for the work performed during that quarter. Each such invoice shall reflect only those costs that have been incurred in performance of the RESEARCH PROJECT and shall provide a breakdown of costs similar to the detail set forth in the budget of the related SCHEDULE. CERES will pay all such invoices within thirty (30) days after the invoice date. Payments shall be remitted to:
Institute of Biological, Environmental and Rural Sciences (“IBERS”) of
Aberystwyth University
Plas Gogerddan
Aberystwyth
Ceredigion
SY23 3EB
United Kingdom”

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